UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Mid-America Apartment Communities, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MID-AMERICA APARTMENT COMMUNITIES, INC.

2024 ANNUAL MEETING OF SHAREHOLDERS

www.virtualshareholdermeeting.com/MAA2024

Tuesday, May 21, 2024

12:30 p.m. CDT

PROXY STATEMENT

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

INTRODUCTION

TO MY FELLOW SHAREHOLDERS

As we celebrate 30 years as a public company, I am pleased to invite you to attend the 2024 Annual Meeting of Shareholders of Mid-America Apartment Communities, Inc. The meeting will be held at 12:30 p.m., Central Daylight Time, on Tuesday, May 21, 2024. We will be conducting the meeting online in order to provide all of our shareholders the same opportunity to participate as they would have at an in-person meeting, including the right to vote and the ability to ask questions through the virtual meeting platform. We believe a virtual-only format allows equal access to our shareholders as it eliminates both the time and cost associated with physically attending the meeting for our geographically dispersed shareholders and any health concerns or other limitations of our shareholders, associates and Directors.

The Notice of Annual Meeting of Shareholders and Proxy Statement, both of which accompany this letter, provide details regarding the business to be conducted during the meeting. Your vote on the proposals to be voted upon during the 2024 Annual Meeting of Shareholders is important to us, and I encourage you to vote in advance, regardless of whether you plan to virtually attend the meeting or not.

On behalf of the Board of Directors and my fellow associates, I would like to recognize Toni Jennings for her nearly seven and a half years of service to MAA as a member of our Board of Directors. Ms. Jennings is ineligible to be nominated for re-election at the 2024 Annual Meeting of Shareholders under our mandatory retirement policy. Ms. Jennings joined the MAA Board of Directors as part of our merger with Post Properties, Inc. in December 2016, after having served on the Post Properties, Inc. board of directors for five years. Her prior service to Post Properties, Inc. helped ensure a smooth and successful integration of our companies and her knowledge, experience and dedicated service continued to provide valuable guidance to MAA after the merger. We are grateful for Ms. Jennings’ years of enthusiastic representation of our shareholders and wish her the best with her future endeavors.

In anticipation of Ms. Jenning’s departure, as well as future planned retirements, we asked shareholders to appoint three new directors at our 2023 Annual Meeting of Shareholders as part of our long-term proactive director succession efforts, and shareholders elected Deborah Caplan, John Case and Tamara Fischer to our Board of Directors. This temporarily increased the size of our Board of Directors to thirteen members. Mses. Caplan and Fischer and Mr. Case have all been re-nominated for election by shareholders at the 2024 Annual Meeting of Shareholders. Should all director nominees be elected at the 2024 Annual Meeting of Shareholders, the size of the Board of Directors will reduce to twelve members. As we continue to execute our long-term succession plans, we anticipate the size of the Board of Directors will further reduce.

Along with the other members of the Board of Directors and my fellow MAA associates, I thank you for your support and interest in MAA and I look forward to hosting you at the 2024 Annual Meeting of Shareholders.

Sincerely,

H. Eric Bolton, Jr. Chairman of the Board of Directors and Chief Executive Officer

April 8, 2024

2024 PROXY STATEMENT	1

INTRODUCTION

DEFINED TERMS, ACRONYMS AND ABBREVIATIONS

Below are the definitions of various defined terms, acronyms and abbreviations used throughout the Proxy Statement.

MEETING AND MATERIALS
Annual Meeting	2024 Annual Meeting of Shareholders of Mid-America Apartment Communities, Inc.
Annual Meeting Notice	Notice of 2024 Annual Meeting of Shareholders
Annual Report	Annual Report to Shareholders for the Year Ended December 31, 2023
Beneficial Shareholder	A Beneficial Shareholder is a shareholder whose shares are held by a bank, brokerage firm or other nominee. Such shares are often referred to as being held in Street Name.
MAA, we, us, our	Mid-America Apartment Communities, Inc.
Notice of Internet Availability Availability	Notice Regarding Internet Availability of Proxy Materials
Proxy Statement	This Proxy Statement
Shareholder of Record or Registered Shareholder	A Shareholder of Record, also referred to as a Registered Shareholder, is a shareholder who owns their shares directly through MAA’s transfer agent, Broadridge Corporate Issuer Solutions, Inc.
Voter Instruction Form	Instructions included with proxy materials provided to Beneficial Shareholders by a bank, brokerage firm or other nominee.

EXECUTIVE AND DIRECTOR COMPENSATION
401(K) Plan	MAA 401(K) Savings Plan
2023 Omnibus	Mid-America Apartment Communities, Inc. 2023 Omnibus Incentive Plan
AIP	Annual Incentive Plan
CAP	Compensation Actually Paid
Code	Internal Revenue Code of 1986, as amended
Director Deferred Compensation Plan	Non-Qualified Deferred Compensation Plan for Outside Company Directors
Executive Deferred Compensation Plan	Non-Qualified Executive Deferred Compensation Plan
FAD	Funds Available for Distribution
FFO	Funds From Operations
FFO per Share	Funds From Operations per Diluted Common Share and Unit
GOI	Gross Operating Income
LTIP	Long-Term Incentive Program
NEO	Named Executive Officer
NOI	Net Operating Income
Pearl Meyer	Pearl Meyer & Partners, LLC
SS	Same Store
TSR	Total Shareholder Return

ACCOUNTING AND AUDITING
ASC	Accounting Standards Codification
FASB	Financial Accounting Standards Board
GAAP	Generally Accepted Accounting Principles
Financial Expert	Audit committee financial expert as defined under Item 401(h) of Regulation S-K

GENERAL TERMS AND COMMON ABBREVIATIONS
Board	Refers to the Board of Directors of Mid-America Apartment Communities, Inc.
CAO	Chief Administrative Officer
CEO	Chief Executive Officer
CFO	Chief Financial Officer
CIO	Chief Investment Officer
CSAO	Chief Strategy & Analysis Officer
Director	A current member of the Board Board of Directors of Mid-America Apartment Communities, Inc.
Director Nominees	The individuals being presented for shareholder approval at the Annual Meeting to serve as directors of MAA until the 2025 annual meeting of shareholders
EVP	Executive Vice President
GC	General Counsel
NYSE	New York Stock Exchange
REIT	Real Estate Investment Trust
SEC	Securities and Exchange Commission

2024 PROXY STATEMENT	2

INTRODUCTION

TABLE OF CONTENTS

INTRODUCTION	Pages 1-9
4	Notice of 2024 Annual Meeting of Shareholders
5	Meeting Logistics Summary
6	New and Notable
6	Additional Information and Resources
7	Proxy Highlights

PROPOSAL 1: ELECTION OF DIRECTORS	Pages 10-39
10	The Board’s Role and Responsibilities
12	Board Structure and Composition
16	Additional Board Governance
22	Process for Identifying and Selecting Director Nominees
24	Director Nominees for Election
37	Non-Management Director Compensation

PROPOSAL 2: EXECUTIVE COMPENSATION	Pages 40-69
41	NEOs of the Registrant
42	Compensation Discussion and Analysis (section Table of Contents on page 42)
57	Compensation Committee Report
58	Executive Compensation Tables
67	CEO Pay Ratio
68	Pay Versus Performance

PROPOSAL 3: INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	Pages 70-74
71	Audit and Non-Audit Fees
71	Audit Committee Policies
74	Audit Committee Report

SECURITIES OWNERSHIP	Pages 75-76
75	Securities Authorized for Issuance Under Equity Compensation Plans
75	Security Ownership of Certain Beneficial Owners
76	Security Ownership of Management

GENERAL INFORMATION	Pages 77-81
77	Meeting Information
78	Voting Information
79	Meeting Materials Information
80	Matters Related to the 2025 Annual Meeting of Shareholders
81	Questions

NON-GAAP FINANCIAL MEASURES	Pages 82-83

OTHER MATTERS	Page 84

Cautionary information and forward-looking statements

This document may include forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, that are intended to enjoy the protection of the safe harbor for forward-looking statements provided by the Exchange Act as well as protections afforded by other federal securities laws. All statements other than statements of historical or current facts, including statements regarding our environmental and other sustainability plans and goals, made in this document are forward-looking. We use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” “plans,” “seeks,” “estimates,” “forecasts,” “projects,” “assumes,” “will,” “may,” “could,” “should,” “budget,” “target,” “outlook,” “proforma,” “opportunity,” “guidance” and variations of such words and similar expressions to identify forward-looking statements. Forward-looking statements reflect management's current expectations and are inherently uncertain. The forward-looking statements in this document are subject to certain known and unknown risks, uncertainties and other factors including the risks relating to the company’s strategy, operations and performance and the financial, legal, tax, regulatory, compliance, reputational, and other factors discussed in “Risk Factors” in the company's Annual Report on Form 10- K for fiscal year 2023 and subsequent filings with the SEC, which are available at http://www.sec.gov. Although we believe that the assumptions underlying any forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such forward-looking statements may not prove to be accurate. In light of the significant uncertainties inherent in any forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. Website references throughout this document are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this document.

2024 PROXY STATEMENT	3

INTRODUCTION

NOTICE OF 2024 ANNUAL MEETING OF SHAREHOLDERS

ITEMS OF BUSINESS

		Board Recommendation	Page
1.	Elect the 12 Director Nominees named in the Proxy Statement to serve until the 2025 Annual Meeting of Shareholders, and until their successors have been duly elected and qualified.	✓ FOR each Director Nominee	10
2.	Advisory (non-binding) vote to approve NEO compensation.	✓ FOR	40
3.	Ratify the appointment of Ernst & Young LLP as MAA's independent registered public accounting firm for fiscal year 2024.	✓ FOR	70

In addition to the above matters, shareholders will also consider any other business as may properly come before the meeting or adjournment or postponement thereof.

Your vote is important to us. Regardless of whether or not you plan to attend the Annual Meeting, we encourage you to vote your shares in advance of the meeting.

To ensure that all of our shareholders are afforded the same rights and opportunities to participate, the 2024 MAA Annual Meeting of Shareholders will be held as a virtual meeting via the internet. Shareholders will be able to view the shareholder list, ask questions related to the items of business being considered and vote during the meeting through the virtual meeting platform.

By Order of the Board of Directors,

April 8, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 21, 2024

The following materials are available at http://materials.ProxyVote.com/59522J

- Notice of the Annual Meeting of Shareholders to be held on May 21, 2024
- 2024 Proxy Statement
- Annual Report to Shareholders for fiscal year ended December 31, 2023

A Notice Regarding the Internet Availability of Proxy Materials or the proxy statement, form of proxy and accompanying materials are first being sent to shareholders on or about April 8, 2024.

MEETING INFORMATION

Date and Time
Tuesday, May 21, 2024
12:30 p.m. CDT

Virtual Meeting Access
Shareholders may participate in the Annual Meeting by using their 16-digit Control Number to log into www.virtualshareholdermeeting.com/MAA2024

During the meeting, shareholders will be able to ask questions related to the items of business to be considered and access additional materials including the Agenda and Rules of Conduct for the meeting, as well as the shareholder list.

Annual Meeting Website
Shareholders can access materials and vote prior to the Annual Meeting by using their 16-digit Control Number to log into www.ProxyVote.com.

Record Date
Shareholders of record at the close of business on Friday, March 15, 2024, are entitled to receive this notice and to vote on the items of business.

HOW TO VOTE

Early Vote Online
www.ProxyVote.com
Log in with your 16-digit Control Number

Early Vote by Phone
800-690-6903
You will need your 16-digit Control Number

Early Vote by Mail
Sign, date and follow the instructions on your Proxy Card or Voter Instruction Form to submit your vote by mail.

Vote During the Meeting
To vote during the meeting use your 16-digit Control Number to log into www.virtualshareholdermeeting.com/MAA2024

Beneficial Owners
Not all Beneficial Owners will be able to utilize one of these voting methods. If your Control Number is not recognized, please refer to the instructions provided to you by your bank or broker.

2024 PROXY STATEMENT	4

INTRODUCTION

MEETING LOGISTICS SUMMARY

	SHAREHOLDERS			EVERYONE
ACCESS MEETING MATERIALS	ONLINE **www.ProxyVote.com** *Log in with your 16-digit control number*	REQUEST A FREE PRINTED COPY **www.ProxyVote.com,** **800-579-1639**, or **sendmaterial@proxyvote.com** *Put your 16-digit control number in the subject line*		VIEW AND PRINT http://materials.ProxyVote.com/59522J
VOTE EARLY	ONLINE **www.ProxyVote.com** *Log in with your 16-digit control number* BY QR CODE Scan the QR code on your proxy card or Notice of Internet Availability	BY MAIL If you requested or received printed proxy materials, follow the instructions to complete your proxy card or Voter Instruction Form and return it as directed.	BY PHONE **800-690-6903** *You'll need to provide your 16-digit control number*	Only common shareholders as of the close of business on March 15, 2024, the record date, are eligible to vote.
ATTEND THE MEETING	ONLINE ONLY **www.virtualshareholdermeeting.com/MAA2024** Technical support phone numbers will be posted on the login page on the day of the meeting for those needing assistance. *Log in as a Shareholder with your 16-digit control number*			ONLINE ONLY **www.virtualshareholdermeeting.com/MAA2024** Technical support phone numbers will be posted on the login page on the day of the meeting for those needing assistance. *Log in as a Guest*
ASK A QUESTION DURING THE MEETING	Log into the Annual Meeting as a Shareholder *(see above)* and use the ASK A QUESTION box to submit your question(s)			Non-shareholders and shareholders attending the meeting as a Guest will not be able to ask questions during the meeting
VOTE DURING THE MEETING	Log into the Annual Meeting as a Shareholder *(see above)* and use the CAST YOUR VOTE box to vote We encourage shareholders to vote early regardless of whether or how you plan to attend the meeting.			Shareholders attending the meeting as a Guest will not be able to vote during the meeting

See pages 77-81 for more detailed information on the meeting, voting and meeting materials.

2024 PROXY STATEMENT	5

INTRODUCTION

ADDITIONAL INFORMATION AND RESOURCES

Information in this Proxy Statement focuses on the business to be brought before the 2024 Annual Meeting of Shareholders. As a result, it may not include all information of interest to each of our shareholders or other interested parties. Below, we have listed resources that provide expanded discussions on several topics that may be of interest. Please note that any websites, materials or documents listed below are not incorporated by reference in to this Proxy Statement.

CYBERSECURITY

Discussions on Board and Audit Committee oversight of our cybersecurity platform can be found in this Proxy Statement on pages 17-18. For additional information and enhanced disclosures, including our cybersecurity risk management platform and cybersecurity risks we encourage you to read Item 1C. Cybersecurity and “Risk Factors – We rely on information technology systems in our operations, and any breach or security failure of those systems could materially adversely affect our business, financial condition, results of operations and reputation” in Item 1A. Risk Factors in our Form 10-K filed with the SEC on February 9, 2024

https://www.sec.gov

HUMAN CAPITAL

You can find additional disclosures related to our human capital in the Item 1. Business section of our Form 10-K filed with the SEC on February 9, 2024.

https://www.sec.gov

In addition, our Human Rights Statement can be viewed on our website.

ir.maac.com/overview/Sustainability

CORPORATE RESPONSIBILITY

Because our corporate responsibility initiatives impact all areas of our company, you will not find a dedicated corporate responsibility section in this Proxy Statement. Rather, to assist shareholders in evaluating the matters being presented for approval at the Annual Meeting, the Proxy Statement primarily incorporates corporate responsibility concepts that are directly related to the meeting proposals. For a better understanding of our entire corporate responsibility program, we encourage you to read the documents below that provide enhanced discussions and more detailed information regarding our progress and commitments towards our people empowerment, portfolio resiliency, and stakeholder engagement objectives. They are available on our website.

ir.maac.com/overview/Sustainability

	Corporate Responsibility Reports	Policy on Political Contributions	Vendor Code of Conduct
BYLAWS AND CHARTER

For copies of our Bylaws and Charter, visit the SEC website.

https://www.sec.gov

Bylaws: Exhibit 3.1 to the Form 8-K that was filed on December 13, 2023

Charter: Exhibit 3.1 to the Form 10-K which was filed on February 24, 2017

OTHER GOVERNANCE DOCUMENTS	ir.maac.com/overview/corporate-governance
	Corporate Governance Guidelines Code of Conduct Whistleblower Policy Communications with the Board	Committee Charters
		Audit Compensation	Nominating and Corporate Governance Real Estate Investment
COMMUNICATE WITH THE BOARD	You can use the address to the right to contact the Board Please indicate the appropriate recipient.	MAA ATTN: [Board or Group Name] c/o Corporate Secretary 6815 Poplar Ave., Ste. 500 Germantown, TN 38138
	Board Committees	Independent Directors Non-Management Directors

2024 PROXY STATEMENT	6

INTRODUCTION

PROXY HIGHLIGHTS	ELECTION OF DIRECTORS

Below are summary details of the director nominees being presented to shareholders for approval at the Annual Meeting. Pages 24-25 have an expanded schedule including key knowledge and experience. In alignment with the Board’s proactive long-term succession plans, the size of the Board will be reduced to twelve members.

DIRECTOR NOMINEES	AGE	GENDER	RACE	TENURE	OTHER PUBLIC BOARDS	POSITION	COMMITTEES (Pending Election) A	C	NCG	REI
H. Eric Bolton, Jr. Chairman	67	M	W	1997	1	CEO of MAA				CHAIR
Deborah H. Caplan INDEPENDENT	61	F	W	2023	None	Past EVP, Human Resources and Corporate Services of NextEra Energy, Inc.		CHAIR	✓	
John P. Case INDEPENDENT	60	M	W	2023	1	Chairman and Principal of Bunker Hill Group *Past CEO of Realty Income Corp.*		✓		✓
Tamara Fischer INDEPENDENT Financial Expert	68	F	W	2023	2	Executive Chairman of National Storage Affiliates Trust	✓			✓
Alan B. Graf, Jr. LEAD INDEPENDENT Financial Expert	70	M	W	2002	1	Past EVP and CFO of FedEx Corporation	CHAIR			
Edith Kelly-Green INDEPENDENT Financial Expert	71	F	B	2020	None	Founding Partner of JKG Properties LLC and The KGR Group *Past VP and Chief Sourcing Officer of FedEx Express*	✓		✓	
James K. Lowder INDEPENDENT	74	M	W	2013	None	Chairman of the Board of Directors and President of The Colonial Company			✓	✓
Thomas H. Lowder INDEPENDENT	74	M	W	2013	None	Past Chairman of the Board of Trustees and CEO of Colonial Properties Trust		✓		✓
Claude B. Nielsen INDEPENDENT	73	M	W	2013	None	Past Chairman of the Board of Directors and CEO of Coca-Cola Bottling Company United, Inc.		✓	CHAIR	
W. Reid Sanders INDEPENDENT	74	M	W	2010	2	President of Sanders Properties, LLC *Past EVP of Southeastern Asset Management and President of Longleaf Partners Funds*	✓			
Gary S. Shorb INDEPENDENT	73	M	W	2012	None	Executive Director of the Urban Child Institute *Past President and CEO of Methodist Le Bonheur Healthcare*	✓		✓	
David P. Stockert INDEPENDENT	62	M	W	2016	None	Past CEO and President of Post Properties, Inc.			✓	✓

B = Black, W = White *A = Audit, C = Compensation, NCG = Nominating and Corporate Governance, REI = Real Estate Investment*

AGGREGATE DIRECTOR NOMINEE DEMOGRAPHICS

The Board considers diversity of its membership to be a key component of long-term success and the Nominating and Corporate Governance Committee has identified gender, racial and ethnic diversity as critical criteria for potential director candidates in order to proactively work towards expanded diverse representation within its membership, reflective of our investors, associates and residents.

MORE INFORMATION

Additional detail and more information regarding the election of directors can be found on the following pages.

The Board of Director’s recommends a vote FOR The Election of Directors
Board Structure and Composition	12-16
Additional Board Governance	16-21
Process for Identifying and Selecting Director Nominees	22-23
Director Nominees for Election	24-37
Non-Management Director Compensation	37-39

2024 PROXY STATEMENT	7

INTRODUCTION

PROXY HIGHLIGHTS	EXECUTIVE OFFICER COMPENSATION

Below are summary details of 2023 target and earned compensation presented to shareholders for approval at the Annual Meeting. The Compensation Discussion and Analysis section of the Proxy Statement can be found on pages 32-57.

2023 TARGET COMPENSATION

ACTUAL INCENTIVE PLAN METRIC PERFORMANCE

The below charts compare the actual performance results for metrics with performance periods ending on December 31, 2023, against the performance ranges within their respective plans, as calculated per the plans.

Regardless of performance, individual awards are capped at the maximum payout opportunity within the respective plan.

Reconciliations of net income available for MAA common shareholders to Core FFO per Share, SS NOI and FAD are set forth in the Non-GAAP Financial Measures section on pages 82-83.

DIRECT COMPENSATION EARNED IN 2023

								TOTAL		TOTALS AS AWARDED
	2023	2023 AIP						DIRECT			SHARES OF
	SALARY	CORE FFO	SS NOI	FUNCTIONAL	2023 LTIP (1)		2021 LTIP (1)	COMPENSATION			RESTRICTED
	RECEIVED	PER SHARE	GROWTH	GOALS	SERVICE	FAD	3-YR TSR	REALIZED (2)	TARGET	CASH	STOCK
Bolton CEO	$914,723	$1,743,411	$310,615	N/A	$ 858,930	$1,932,594	$2,186,589	$ 7,946,862	$6,855,704	$2,968,749	37,023
Campbell CFO	$565,802	$ 534,058	$142,731	$ 172,740	$ 265,559	$ 597,675	$ 875,066	$ 3,153,630	$2,809,745	$1,415,331	12,928
DelPriore CAO	$562,469	$ 530,912	$141,890	$ 176,904	$ 264,079	$ 594,179	$ 853,418	$ 3,123,851	$2,779,421	$1,412,175	12,730
Hill CIO	$496,743	$ 471,257	N/A	$ 258,704	$ 212,985	$ 479,484	$ 315,443	$ 2,234,616	$2,037,256	$1,226,704	7,496
Argo CSAO	$375,692	$ 239,010	$ 63,879	$ 65,926	$ 74,894	$ 168,478	$ 141,586	$ 1,129,466	$1,033,471	$ 744,507	2,863
(1)	Represents shares of restricted stock granted or earned in 2023, valued at the closing stock price of $134.46 on December 29, 2023.

(2)	Total direct compensation realized includes salary received during 2023, short-term bonuses earned under the 2023 AIP, the value (based on the December 29, 2023 closing stock price of $134.46) of service shares and awards earned in relation to the FAD metric (for which the performance period ended on December 31, 2023) under the 2023 LTIP, and awards earned under the 2021 LTIP for the 3-Year TSR metric (for which the performance period ended on December 31, 2023) based on the closing stock price on December 29, 2023 of $134.46.

MORE INFORMATION

Additional detail and more information regarding executive compensation can be found on the following pages.

Compensation Approach and Governance	43-47	The Board of Director’s recommends a vote FOR Executive Compensation
2023 Program Structure	48-51
2023 NEO Compensation Realized	52-56
Tax and Accounting Implications of Compensation	56
Conclusion	57

2024 PROXY STATEMENT	8

INTRODUCTION

PROXY HIGHLIGHTS	RATIFY ERNST & YOUNG LLP

PRACTICES RELATED TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AUDIT AND NON-AUDIT FEES

	2023	2022
Audit Fees	$ 2,100,000	$ 1,898,245
Audit-Related Fees	-	-
Tax Fees	396,764	542,222
All Other Fees	-	2,390
Total Fees	$ 2,496,764	$ 2,442,857

The Audit Committee has pre-approved all audit and non-audit services provided by our independent registered public accounting firm since 2002 and has determined that the nature and level of non-audit related services that Ernst & Young LLP provides us is compatible with maintaining the independence of Ernst & Young LLP. See page 71 for more information regarding audit and non-audit fees.

 MORE INFORMATION

Additional detail and more information regarding the ratification of Ernst & Young LLP to serve as MAA’s independent registered accounting firm can be found on pages 70-73.

A representative of Ernst & Young LLP will attend the Annual Meeting to make a statement if they so desire and to answer any appropriate questions presented by shareholders.

The Board recommends shareholders vote FOR Ernst & Young LLP to serve as MAA’s Independent Registered Public Accounting firm for 2024

2024 PROXY STATEMENT	9

PROPOSAL 1: ELECTION OF DIRECTORS

PROPOSAL 1:	ELECTION OF DIRECTORS		FOR

MATTER TO BE VOTED

Election of the 12 Director Nominees named herein to serve until the 2025 Annual Meeting of Shareholders, and until their successors have been duly elected and qualified. Our Board proposes that the following Director Nominees be elected for a term of one year.

H. Eric Bolton, Jr. Deborah H. Caplan John P. Case	Tamara Fischer Alan B. Graf, Jr. Edith Kelly-Green	James K. Lowder Thomas H. Lowder Claude B. Nielsen	W. Reid Sanders Gary S. Shorb David P. Stockert

VOTE REQUIRED

Each Director Nominee will be elected if there is a quorum at the Annual Meeting, either in person virtually or by proxy, and the votes cast “FOR” each Director Nominee exceed the votes cast “AGAINST” each Director Nominee. We have no reason to believe that any of the Director Nominees will not agree or be available to serve as a Director, if elected. However, should any Director Nominee become unable or unwilling to serve, the proxies may be voted for a substitute director nominee or to allow the vacancy to remain open until filled by our Board.

IMPACT OF ABSTENTIONS: Abstentions will have no legal effect on whether each Director Nominee is approved.

IMPACT OF BROKER NON-VOTES: Broker non-votes will have no legal effect on whether each Director Nominee is approved.

BOARD RECOMMENDATION
The Board recommends you vote “FOR” each Director Nominee

We believe that the slate of Director Nominees presented for election at the Annual Meeting possesses the range and depth of expertise and experience required to successfully perform the Board’s roles and responsibilities in overseeing our operations, risk management and development and execution of our long-term strategy. The list of Director Nominees also reflects execution of our proactive long-term succession plans to address director retirements, dynamic company needs and board refreshment.

To assist you with your consideration of the Director Nominees, the following pages provide discussions detailing the Board’s roles and responsibilities, structure and composition, governance practices, process for identifying and selecting director nominees, director compensation and detailed qualification discussions for each Director Nominee presented for approval.

THE BOARD’S ROLES AND RESPONSIBILITIES

The Board is elected by shareholders to represent shareholder interests in the long-term success of MAA. Except for matters voted upon by shareholders, the Board acts as the ultimate decision maker of MAA. While management is responsible for the daily operations of MAA, the Board operates in an oversight capacity.

KEY BOARD RESPONSIBILITIES

STRATEGY

Strategic planning and oversight of management’s execution of MAA’s strategic vision is one of the primary areas of responsibility of the Board. Our short and long-term strategic plans encompass all aspects of our operations including market and portfolio investments, technology and cybersecurity investments, resident demographic trends and customer experience, human capital recruitment, retention and development, capital market access and balance sheet strength, financial statement integrity and performance expectations, environmental and community responsibilities, and our dividend policy, as well as many other areas.

To execute this oversight responsibility, the Board annually meets with management to discuss planned changes from previous strategic positions, market and economic projections, peer performance benchmarking data, industry and regulatory trends, areas of focus for each functional area, expected financial statement and shareholder investment impacts, resource requirements, human capital needs and development as well as execution risks, among other topics. The result of this analysis is the setting of our annual and long-term strategy that includes stress test scenarios and becomes the basis for our annual guidance to the market. The Compensation Committee also incorporates both short and long- term aspects of the strategy in compensation packages for our NEOs to encourage thoughtful execution of the strategy by the leadership team. The Board delegates oversight responsibility for the execution of certain aspects of our strategy to its committees to allow for more in-depth evaluation and oversight by those Directors with expertise and knowledge specifically related to the area, including mitigation of associated risks. The committees update the Board on their respective areas of oversight at each Board meeting.

2024 PROXY STATEMENT	10

PROPOSAL 1: ELECTION OF DIRECTORS

Throughout the year, the Board and its committees receive updates from management and actively engage in further discussions regarding execution of the strategy, variables impacting results and potential changes to the strategic plan. These updates, at minimum, take the form of monthly reports from the CEO that include financial statement results, quarterly functional reports from management on developments in key areas, quarterly in-person updates to the Board by each committee on their areas of responsibility, and quarterly in-person discussions with executive management and the CEO during Board meetings. The Board and its committees also hold additional meetings, as required, to perform their respective duties.

From time to time, the Board will also invite third-party experts to meet with the Board or its committees or review third-party reports discussing developing trends and their views on MAA’s efforts on various topics, including, markets, sector and industry trends, cybersecurity, balance sheet opportunities, executive compensation, among other topics. This not only provides viewpoints beyond management’s, but also serves to add additional expertise and experience to Board discussions.

The Board generally holds one of its quarterly meetings in a different MAA market each year allowing the Board to visit several properties representing different aspects of MAA’s strategy. The Board believes these on-site visits offer additional insight into MAA’s markets, operations, resident base, human capital management, technology usage and allocation of capital investments, providing better insight and oversight of the company’s strategies.

RISK OVERSIGHT

While management is responsible for the day-to-day management of our risk exposures, both the Board as a whole and its respective committees serve active roles in overseeing the management of our risks. Our Board or its committees regularly review, with members of our executive and senior management teams and outside advisors, information regarding our strategy and key areas of the company including operations, transaction and development investments, finance and accounting, information technology and cybersecurity efforts, various aspects of human capital management, legal and regulatory requirements, environmental and community engagement, as well as the risks associated with each. In addition, the Board periodically reviews the results of our enterprise-wide risk management efforts and receives legal and operational updates from executive management at quarterly meetings and on a more frequent ad hoc basis, if necessary.

Senior management as well as outside advisors, from time to time, also periodically meet with the Board or committees to provide educational and best practice information related to oversight of various areas of risk or make representations associated with their respective risk oversight responsibilities. A summary list of the key areas of oversight responsibilities handled by each committee follows.

The Board and its committees continuously evaluate their oversight of risk management and periodically enhance their procedures or direct the company to make enhancements or provide enhanced disclosures to shareholders regarding risk management as required by regulations or as they deem to be in the best interest of shareholders.

2024 PROXY STATEMENT	11

PROPOSAL 1: ELECTION OF DIRECTORS

SUCCESSION PLANNING

The Board is responsible for appointing our CEO and for ensuring that adequate succession plans are in place to address both planned CEO succession as well as potential unexpected or emergency succession needs. The Nominating and Corporate Governance Committee oversees and maintains succession planning for both the Board and CEO, routinely obtaining input from and updating the full Board on succession plan reviews and changes resulting from changes in strategy, developing needs of the organization, changes in leadership and the results of human capital development activities. In addition to addressing the dynamic needs of the company, the Board’s proactive long-term succession plans, focus on ensuring that required expertise and experience are determined, and candidates are identified, developed and put in place, prior to planned departures in order to ensure a smooth transition and limit any distraction to the company.

The Nominating and Corporate Governance Committee assists the Board with succession responsibilities and also oversees succession planning and associate development of executive and senior management positions to ensure adequate bench strength is developed and available to meet the long-term needs of MAA. The CEO and other executive management periodically update the Nominating and Corporate Governance Committee and the Board on senior management succession plans including associate development plans and areas of risk. The Nominating and Corporate Governance Committee may, from time to time, engage external consultants to assist or advise with succession planning endeavors at its discretion and as it deems appropriate. You can find more details regarding Board succession planning and identification of potential director nominees on pages 22-23.

The Board has exposure to internal succession candidates on an ongoing basis, generally meeting with executives both inside and outside of Board meetings at least four times a year and also periodically meeting with key senior managers. The Board and its committees have direct access to all members of the leadership team with and without the CEO present.

The Compensation Committee considers succession planning input from the Board and the Nominating and Corporate Governance Committee when determining compensation packages for the Board and NEOs.

BOARD STRUCTURE AND COMPOSITION

We believe that our current Board leadership model combined with our corporate governance policies and documents, strikes an appropriate balance between informed and consistent leadership and independent oversight and perspective, allowing for efficiency and accountability, ultimately creating an environment for the effective execution of the Board’s responsibilities.

BOARD COMPOSITION FOLLOWING THE 2023 ANNUAL MEETING

Name		Age (1)	Gender	Director Since		MAA Committee Memberships				Other Public Company Boards
					Race	Audit	Compensation	Nominating & Governance	Real Estate Investment
H. Eric Bolton, Jr. Chairman	CEO	67	Male	1997	White				Chairman	1
Deborah H. Caplan	Independent	61	Female	2023	White		X	X		-
John P. Case	Independent	60	Male	2023	White		X		X	1
Tamara Fischer	Independent	68	Female	2023	White	Financial Expert			X	2
Alan B. Graf, Jr.	Lead Independent	70	Male	2002	White	Chairman Financial Expert				1
Toni Jennings (2)	Independent	75	Female	2016	White		Chairman	X		-
Edith Kelly-Green	Independent	71	Female	2020	Black	Financial Expert		X		-
James K. Lowder	Independent	74	Male	2013	White			X	X	-
Thomas H. Lowder	Independent	74	Male	2013	White		X		X	-
Claude B. Nielsen	Independent	73	Male	2013	White		X	Chairman		-
W. Reid Sanders	Independent	74	Male	2010	White	X				2
Gary S. Shorb	Independent	73	Male	2012	White	X		X		-
David P. Stockert	Independent	62	Male	2016	White			X	X	-
(1) Age is as of May 21, 2024, the date for the Annual Meeting.
(2) Under our mandatory retirement age policy, Ms. Jennings is ineligible to be nominated for re-election at the Annual Meeting

COMBINED CEO AND CHAIRMAN

As the Director with the most experience specific to MAA, the Board believes, at this time, Mr. Bolton is best qualified to effectively identify strategic risks and priorities, lead strategy discussions and facilitate the flow of information between the Board and management to execute on our strategy. We do not feel having a combined CEO and Chairman position creates undue management influence over the Board as all other directors are independent, each director has one vote and we have a highly experienced and respected Lead Independent Director who oversees independent Director meetings on a regular basis without the CEO and Chairman present in order to encourage and support independent discussion and decision making by ensuring an open forum for discussion and expression of concerns.

2024 PROXY STATEMENT	12

PROPOSAL 1: ELECTION OF DIRECTORS

INDEPENDENT DIRECTORS

A director is considered independent if our Board affirmatively determines that the director has no direct or indirect material relationship with us. Our Board consults with both internal and external counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent”, including those set forth in pertinent listing standards of the NYSE, as in effect from time-to-time. Consistent with the requirements of the SEC and the NYSE, our Board reviews all relevant transactions or relationships between each Director, or any of his or her family members, and us, our senior management and our independent auditors. Our Board has adopted the following categorical standards.

✓	A director who is an employee or whose immediate family member is one of our executive officers is not independent until three years after the end of such employment relationship.

✓	A director who receives, or whose immediate family member receives, more than $120,000 in any given 12-month period in direct compensation from us, other than Director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $120,000 in any given 12-month period of such compensation.

✓	A director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, any of our present or former internal or external auditors is not independent until three years after the end of the affiliation or the employment or auditing relationship.

✓	A director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of our present executive officers serve on that company’s Compensation Committee is not independent until three years after the end of such service or the employment relationship.

✓	A director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, us for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues, is not independent until three years after falling below such threshold.

The Board has determined that all the Director Nominees, except for Mr. Bolton, our CEO, meet the qualifications to be considered Independent Directors.

LEAD INDEPENDENT DIRECTOR

The Lead Independent Director provides a non-management contact for matters concerning the CEO and ensures that Board agendas and discussions cover all topics of interest or concern to the Independent Directors without being filtered by management. The Lead Independent Director also oversees the Independent and Non-Management meetings and has direct access to any member of the executive leadership team, the Board Secretary, the company’s independent registered accounting firm as well as other external experts.

SUPERMAJORITY OF INDEPENDENT DIRECTORS

Having a supermajority of Independent directors provides diverse viewpoints and perspectives for Board discussions and decisions as well as ensuring strong oversight of the CEO and executive management.

INDEPENDENT DIRECTOR EXECUTIVE SESSIONS

Led by the Lead Independent Director, these meetings provide a forum to ensure candid discussions are held and concerns can be identified and voiced. The Independent Directors can also share with the Lead Independent Director topics they would like management to bring to future meetings or for which to provide more in depth or additional materials.

100% INDEPENDENT AUDIT, COMPENSATION AND NOMINATING AND CORPORATE GOVERNANCE COMMITTEES

Having the Audit, Compensation and Nominating and Corporate Governance Committees comprised of only Independent directors provides for better controls and oversight of critical areas of Board responsibilities.

DIVERSITY

The Board and Nominating and Corporate Governance Committee believe that having diversity of backgrounds, experience, age, gender, race and ethnicity, among other factors, offers a breadth of expertise, perspectives, viewpoints and opinions to strategy discussions and oversight responsibilities. The Board strives to incorporate and maintain diversity through director succession efforts, not only to strengthen the Board, but to better reflect the associates, investors and residents of MAA.

EQUAL VOTES

Each Director’s vote holds the same weight to ensure all viewpoints are represented in decisions.

2024 PROXY STATEMENT	13

PROPOSAL 1: ELECTION OF DIRECTORS

EXTERNAL CONSULTANTS

The ability to retain external consultants, experts and legal counsel without management approval, provides the Board with appropriate resources to perform their duties and protect the interests of shareholders. External consultants are paid for by MAA, but do not require MAA’s approval to engage.

DIRECT COMMUNICATION WITH THE BOARD

The ability for shareholders and other interested parties to communicate directly with the Board, its committees, specific Independent Directors or the Lead Independent Director ensures stakeholders have unfiltered access and provides the Board with additional information to assist with its deliberations (see page 6 for how to contact the Board).

BOARD AND COMMITTEE MEETINGS

The Board and its committees hold both routine periodic meetings and ad hoc meetings from time to time as the respective groups deem necessary. Most meetings are held in person to allow for thorough discussions during which all directors can participate. For various reasons, the Board or its committees may hold a meeting telephonically or through a virtual platform that allows all directors and other participants to see and hear each other simultaneously.

NUMBER OF MEETINGS HELD IN 2023

4	Board | 4 Non-Management | 4 Independent
8	Audit Committee
5	Compensation Committee
3	Nominating and Corporate Governance Committee
6	Real Estate Investment Committee

DIRECTOR ATTENDANCE

Each director attended more than 75% of the meetings of our Board and their respective committees during the calendar year 2023.

98%	Average of 2023 Board and committee meeting attendance by all Directors

REGULAR MEETINGS WITHOUT MANAGEMENT

We schedule Non-Management and Independent Director sessions following every routine Board meeting to provide the opportunity for these director groups to regularly meet without management present. As Lead Independent Director, Mr. Graf presides over these sessions and may adjourn additional meetings as he sees fit.

2024 PROXY STATEMENT	14

PROPOSAL 1: ELECTION OF DIRECTORS

STANDING COMMITTEES

Our Board has four standing committees that oversee key areas of the Board’s oversight responsibilities.

AUDIT COMMITTEE 5 Members during 2023 100% Independent 8 Meetings in 2023 3 Financial Experts

Generally, the Board has charged the Audit Committee with overseeing the integrity of MAA’s financial statements, MAA’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of MAA’s Internal Audit Department and independent registered public accounting firm, the oversight of MAA’s cybersecurity and corporate responsibility efforts, and pre-clearance of related party transactions.

More specifically, the Audit Committee Charter requires the committee to:

✓	Appoint, determine the compensation of, oversee and evaluate the work of the independent registered public accounting firm

✓	Review and discuss with management and the independent registered public accounting firm the annual audited and quarterly unaudited financial statements and our disclosure under Management’s Discussion and Analysis of Financial Condition and Results of Operations in our Form 10-Qs and Form 10-Ks

✓	Discuss earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, and discuss generally the financial information and earnings guidance which has been or will be provided to analysts and rating agencies

✓	Review and discuss with management and the independent registered public accounting firm the adequacy and effectiveness of our systems of internal accounting and financial controls

✓	Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters
✓	Review with management and the independent registered public accounting firm our compliance with the requirements for qualification as a REIT

✓	Meet with management responsible for oversight of the Company’s cybersecurity, crisis management and enterprise risk management programs at least annually to discuss the Company’s cybersecurity risks, including a review of the endeavors management has undergone to identify, assess, monitor and address those risks as well as response and recovery plans to address cybersecurity incidents

✓	Conduct prior reviews of related party transactions as described in NYSE Rule 314.00 and prohibit such transactions if determined to be inconsistent with the interests of MAA and its shareholders

✓	Meet with management at least annually regarding corporate responsibility strategies and programs and review related disclosures and the adequacy and effectiveness of applicable internal controls related to such disclosures

✓	Review and reassess annually the Audit Committee Charter and submit any recommended changes to the Board for its consideration

✓	Issue a report annually as required by the SEC’s proxy solicitation rules

COMPENSATION COMMITTEE 5 Members during 2023 100% Independent 5 Meetings in 2023	Generally, the Board has charged the Compensation Committee with establishing sustainable compensation policies and incentive award plans that attract, motivate and retain high quality leadership and compensate them in a manner consistent with the interests of MAA’s shareholders, overseeing MAA’s risk assessment and management relative to compensation structures, and ensuring compliance with the rules and regulations of the SEC in regards to certain disclosures required in this Proxy Statement.

More specifically, the Compensation Committee Charter requires the committee to:

✓	Review and approve our compensation objectives

✓	Annually review and recommend the compensation programs, plans, and awards for the CEO to the Board and review and approve the same for the other executive officers, after taking into consideration any past “Say-on-Pay” votes by our shareholders

✓	Review and approve any employment and severance arrangements and benefits of the CEO and other executive officers

✓	Recommend to the Board how often MAA should submit the “Say-on-Pay” vote to shareholders

✓	Recommend the compensation for non-employee directors to the Board

✓	Evaluate and oversee risks associated with the company’s compensation policies and practices
✓	Act as administrator, as may be required, for our equity-related incentive plans

✓	Review and discuss with management the information contained in the Compensation Discussion and Analysis section of the Proxy Statement

✓	Assess the independence of, retain and oversee compensation consultants, outside counsel and other advisors assisting the committee with the performance of its duties

✓	Review and reassess annually the Compensation Committee Charter and recommend any proposed changes to the Board for approval

✓	Issue a report annually related to executive compensation, as required by the SEC’s proxy solicitation rules

✓	Review and discuss with management information related to pay equity amongst associates

2024 PROXY STATEMENT	15

PROPOSAL 1: ELECTION OF DIRECTORS

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE 7 Members during 2023 100% Independent 3 Meetings in 2023	Generally, the Board has charged the Nominating and Corporate Governance Committee with identifying and recommending individuals qualified to serve as Directors of MAA, reviewing the composition, structure and functioning of the Board, recommending corporate governance policies for the Board and MAA, establishing and maintaining CEO and Director succession plans and procedures, and overseeing the annual evaluation of the Board, its committees and management.

More specifically, the Nominating and Corporate Governance Committee Charter requires the committee to:

✓	Provide assistance and oversight in identifying qualified individuals to serve as members of the Board and make recommendations to the Board regarding the selection and approval of the Director Nominees to be submitted for a shareholder vote at the annual meeting of shareholders

✓	Review the qualification and performance of incumbent Directors to determine whether to recommend them as Director Nominees for re-election

✓	Review and consider candidates for Directors who may be suggested by any Director or executive officer, or by any shareholder if made in accordance with our charter, bylaws and applicable law

✓	Provide assistance and oversight in recruiting and recommending qualified nominees for new or vacant positions on the Board

✓	Make committee membership recommendations to the Board

✓	Oversee the annual evaluation of the effectiveness of the current policies and practices of the Board and its committees
✓	Review considerations relating to Board composition and develop and recommend criteria for membership including diversity, independence, experience, expertise and skills to the Board for its approval

✓	Review potential Director conflicts of interest

✓	Review and recommend to the Board appropriate corporate governance principles that best serve the practices and objectives of the Board

✓	Review the orientation process and the continuing education program for all Directors, as may be required by applicable listing standards or other regulatory requirements

✓	Oversee succession planning for both the Board and CEO, and routinely obtain input from and update the full Board on succession plan reviews

✓	Annually review political contributions made by MAA

✓	Review and reassess annually the Nominating and Corporate Governance Committee Charter and submit any proposed changes to the Board for approval

REAL ESTATE INVESTMENT COMMITTEE 6 Members during 2023 83% Independent 6 Meetings in 2023

Generally, the Board has charged the Real Estate Investment Committee with considering various investment opportunities presented by management and approving or disapproving specific acquisition, disposition or development investment projects for MAA that are in line with the Board approved strategy and within certain limits as established by the Board from time to time.

More specifically, the Real Estate Investment Committee Charter requires the committee to:

✓	Consider and approve or disapprove specific property acquisitions presented by management which fall within the individual and aggregate committee approval levels as periodically established by the Board

✓	Consider and approve or disapprove the acquisition of land and subsequent initiation of construction for development projects presented by management which fall within the individual and aggregate committee approval levels as periodically established by the Board
✓	Refer and make a recommendation to the Board regarding proposed transactions which fall outside of the individual or aggregate approval levels as periodically established by the Board

✓	Consider and approve or disapprove disposition of individual properties not listed as a potential disposition property in the annual strategic plan as reviewed and approved by the Board as well as any property for which the disposition would result in materially lower net proceeds than previously

✓	Review and reassess annually the Real Estate Investment Committee Charter and submit to the Board any recommended change

Our Board may, from time to time, form other committees as circumstances warrant. Such committees will have the authority and responsibility as delegated by the Board. Copies of the Audit, Compensation, Nominating and Corporate Governance and Real Estate Investment Committee Charters are available at no charge. See page 6 for information on how to request a copy or access the charters online.

ADDITIONAL BOARD GOVERNANCE

We believe that effective corporate governance is the foundation to our success and long-term sustainability and critical to our ability to create long-term value for our shareholders. The Board and its committees regularly review our corporate governance policies and benchmark them against other public companies, our peers and industry best practices. The Board also considers feedback we receive from investor engagements and other stakeholders of MAA. We will continue to monitor emerging developments in corporate governance and enhance our policies and procedures when required by regulation or when our Board determines that it would benefit our shareholders.

2024 PROXY STATEMENT	16

PROPOSAL 1: ELECTION OF DIRECTORS

GOVERNANCE PRACTICES

PRACTICES RELATED TO DIRECTOR COMPENSATION

INDEPENDENT EXTERNAL DIRECTOR COMPENSATION CONSULTANT

The Board periodically engages an independent external compensation consultant to benchmark non-employee Director compensation and makes recommendations to the Compensation Committee on appropriate compensation packages. The consultant advises on both the size, form and mix of compensation components and provides no services to MAA outside of executive and non-employee Director compensation analysis and advice.

NO DIRECTOR COMPENSATION FOR EMPLOYEES

Directors who are also employees of MAA receive no compensation for serving on the Board.

CAPS ON NON-EMPLOYEE DIRECTOR COMPENSATION

Under the 2023 Omnibus Incentive Plan approved by shareholders at the 2023 Annual Meeting of Shareholders, the total value of cash paid to a Director in one calendar year cannot exceed $300,000 and the total value of equity awards granted to a Director in one calendar year cannot exceed $500,000.

PRACTICES RELATED TO EXECUTIVE COMPENSATION	See Pages 46-47

For details regarding governance practices in place specific to the compensation of our NEOs, please see the Compensation Approach and Governance section of this Proxy Statement.

PRACTICES RELATED TO FINANCIAL REPORTING, ACCOUNTING POLICIES AND AUDITING	See Pages 71-73

For details regarding governance practices in place specific to our accounting policies and procedures, controls over financial reporting and auditing practices, please see the Audit Committee Policies section of this Proxy Statement.

PRACTICES RELATED TO CORPORATE RESPONSIBILITY

BOARD AND COMMITTEE OVERSIGHT

Societal and investor interests in matters related to corporate responsibility continue to grow and our Board recognizes that sustainability matters are critical to our ability to execute on our long-term strategic goals. The Board is directly responsible for setting MAA’s strategy, which includes long-term sustainability planning. As such, at its March 2022 meeting, the Board approved changes to the Audit Committee Charter to delegate oversight responsibility for our corporate responsibility strategies, programs, disclosures and controls to the Audit Committee. The Audit Committee meets with executive management responsible for the execution of our corporate responsibility programs on at least an annual basis to consider the adequacy and effectiveness of internal controls related to our corporate responsibility disclosures and provides a report to the Board on those discussions. Directors also participate in surveys, along with associates, residents and investors, from time to time to identify those areas most important to our constituents and help develop our corporate responsibility plans.

Other Board committees assist the Board and Audit Committee with corporate responsibility oversight by continuing to evaluate management’s efforts related to each of their respective areas of oversight. In addition, the Board will continue to receive quarterly reports from management on corporate responsibility matters and discuss various aspects of corporate responsibility during its annual strategy session and throughout the year as deemed appropriate. Each committee also often discusses respective areas of corporate responsibility during their respective committee meetings.

For access to additional materials related to our corporate responsibility efforts see page 6.

PRACTICES RELATED TO CYBERSECURITY AND INFORMATION SECURITY

BOARD AND AUDIT COMMITTEE OVERSIGHT

The Audit Committee of our Board is responsible for oversight of risks from cybersecurity threats. The Audit Committee receives regular reports, including an annual cybersecurity maturity assessment and quarterly scorecards, from our Chief Technology and Innovation Officer. Those reports cover topics related to information security, privacy, and cyber risks and our risk management processes, including the status of any recent cybersecurity events, the emerging threat landscape, and the status of capital investments in our information security infrastructure. The Audit Committee provides regular reports to the full Board. In addition, the Audit Committee and the Board have authority to engage external consultants, including legal, accounting or other advisors, such as cybersecurity firms, in carrying out its oversight of our cybersecurity risk management program. Likewise, the Audit Committee or the Board may request members of management or others to attend meetings at which cybersecurity risk management is addressed.

2024 PROXY STATEMENT	17

PROPOSAL 1: ELECTION OF DIRECTORS

As part of our cybersecurity risk management program, we have adopted an incident response plan which provides for controls and procedures upon the occurrence of a cybersecurity event. In connection with that plan, we have established a cross-functional critical response team, comprised of members of management under the direction of our Chief Technology and Innovation Officer and CAO and General Counsel, which is responsible for monitoring our cybersecurity incident response. In addition, this critical response team performs an impact assessment in the event of the occurrence of a cybersecurity event meeting certain criteria, which is elevated for the team’s review and, if any such cybersecurity event is determined by the critical response team to have the potential to have a material impact on the Company, the cybersecurity event is elevated for further review and assessment by a senior management team, which includes all of the members of our standing crises control committee, and, under certain circumstances, the Audit Committee and/or the Board.

Cybersecurity risks are part of the broader ERM process overseen by our Board. ERM risk assessment results are presented to the Board, and status updates are delivered quarterly to the Audit Committee.

CYBERSECURITY RISKS

For a full discussion on our cybersecurity risk management program please see Item 1C. Cybersecurity in our Form 10-K filed with the SEC on February 9, 2024. A discussion on risks we face associated with cybersecurity incidents see “Risk Factors – We rely on information technology systems in our operations, and any breach or security failure of those systems could materially adversely affect our business, financial condition, results of operations and reputation” in Item 1A. Risk Factors in our Form 10-K filed with the SEC on February 9, 2024.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

BOARD AND COMMITTEE OVERSIGHT

 As part of the annual Director Nominee selection process, the Nominating and Corporate Governance Committee, as well as the full Board, reviews related party transactions and any potential conflicts of interest. Under its written charter, the Audit Committee is required to review and discuss with management and our independent registered public accounting firm material related party transactions as required by applicable accounting and regulatory pronouncements. The charter also requires the Audit Committee to conduct prior reviews of related party transactions as described in NYSE Rule 314.00 and prohibit such transactions if determined to be inconsistent with the interests of MAA and its shareholders. All transactions involving related parties must be approved by a majority of the disinterested members of our Board.

RELATED PARTY TRANSACTIONS

No potential related party transactions have been proposed since the beginning of 2023.

CONFLICTS OF INTEREST

Under our Code of Conduct, an associate who becomes aware of a potential conflict of interest must report the conflict to a supervisor, or our Legal, Internal Audit or Human Resources department. If the potential conflict of interest involves our CEO, any of our executive officers, or a Director, our Board will determine whether to grant a waiver if a conflict of interest is determined to exist. No waivers were requested or granted in 2023.

MATERIAL RELATIONSHIPS

None of our non-employee Directors had relationships with us during 2023 that the Board determined were material.

INDEBTEDNESS OF MANAGEMENT

None of our NEOs nor Directors were indebted to us during 2023.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Messrs. Case, Norwood, T. Lowder and Nielsen, and Mses. Caplan and Jennings served as members of the Compensation Committee at some point during 2023. None of the members of the Compensation Committee is, nor have they ever been, an officer or associate of MAA, nor have any members of the Compensation Committee had any relationship requiring disclosure under Item 404 of Regulation S-K during 2023. During 2023, none of our NEOs served as a director or member of the Compensation Committee of any other entity whose executive officers served on our Board or Compensation Committee.

GOVERNANCE DOCUMENTS

Along with the elements of our Board structure and the oversight obligations contained in the committee charters, the following documents provide additional governance guidelines applicable to our Board and NEOs.

CORPORATE GOVERNANCE GUIDELINES

Copy available online and at no charge upon request. See page 6

APPLICATION

The Corporate Governance Guidelines reflect the principles by which the Board operates, ensuring the Board represents the best interests of shareholders.

2024 PROXY STATEMENT	18

PROPOSAL 1: ELECTION OF DIRECTORS

DIRECTOR INDEPENDENCE

11 out of 12 Director Nominees are Independent

At least a majority of Directors on the Board must be independent to provide appropriate oversight of management’s actions and contribute a variety of experiences and perspectives to strategy discussions.

OTHER PUBLIC BOARD SERVICE

Highest number of other public board service by any Director is 2

Directors can only serve on a total of three other public boards. In addition, Directors must notify the Nominating and Corporate Governance Committee before accepting any new directorship to a public board so that the Board can evaluate if a conflict of interest would exist and consider whether the Director will have sufficient time to continue to provide quality service to the Board and our shareholders.

RESIGNATION UPON EMPLOYMENT CHANGE

Directors who have a change in employer or significant change in job responsibilities must submit an offer of resignation from the Board and all committees for consideration. This allows the Board to evaluate the specific contributions of the Director and consider whether the change may impact the Director’s ability to continue to provide quality service to the Board and representation for our shareholders.

MANDATORY RETIREMENT AGE

Mandatory retirement at age 75 with no waivers allowed

Directors are ineligible for nomination for re-election once they reach the mandatory retirement age. Having a mandatory retirement age drives Board refreshment, allows for thoughtful succession planning over a longer period of time and acknowledges that a Director’s knowledge and contributions may become stale as he or she is further removed from active employment. Under the current Corporate Governance Guidelines, the Board does not have the authority to grant a waiver to the mandatory retirement age and there are no Directors or Director Nominees that are 75 or older.

Under the mandatory retirement age, Ms. Jennings is ineligible to be nominated by the Board for shareholder election at the Annual Meeting and has, therefore, not been listed as a Director Nominee in this Proxy Statement.

MAJORITY VOTE

Lowest Director approval of 90.5% of shares voted for in 2023

Incumbent Directors must tender their resignation to the Board for consideration if they fail to receive a majority of the vote for re-election in an uncontested election.

FREQUENCY OF MEETINGS

4 Board meetings in 2023

The Board is required to meet at least four times a year.

COMPLIANCE WITH ETHICS AND COMPLIANCE POLICIES

No waivers granted

Directors and NEOs are required to comply with all MAA ethics and compliance policies. Any waivers must be approved by disinterested members of the Board and publicly disclosed.

NON-MANAGEMENT AND INDEPENDENT DIRECTOR MEETINGS

Non-Management Directors are required to meet in executive session at regularly scheduled Board meetings and Independent Directors are required to meet at least once a year. The Board believes this provides a forum for open and candid discussion on matters or concerns involving management.

BOARD ACCESS TO MANAGEMENT AND INDEPENDENT ADVISORS

The Board and its committees have full and free access to all associates and the authority to engage independent advisors without notifying or receiving approval from MAA.

ATTENDANCE AT ANNUAL MEETING

Directors are encouraged to attend annual meetings of shareholders. All directors then in office attended the 2023 Annual Meeting of Shareholders.

MINIMUM SHARE OWNERSHIP

100% compliance with share ownership requirements

Within five years of appointment, non-employee Directors must own 5 times the annual cash retainer fee in shares of MAA stock or the equivalent. The CEO must own three times his base salary and other NEOs must own two times their respective base salary within three years of appointment to their respective position. The Board believes share ownership in MAA better aligns the interests of Directors and management with those of our shareholders.

HOLDING PERIOD REQUIREMENT

100% compliance with holding period requirement

NEOs are required to retain ownership of at least 50% of the number of net shares, after the payment of taxes, acquired through equity incentive plans until they retire, otherwise terminate or are no longer serving as an NEO. The Board believes requiring equity ownership over time helps to ensure a focus on long-term results.

DIRECTOR EDUCATION

Directors are encouraged to attend accredited director education programs for which expenses are reimbursed by MAA. In addition, educational materials and presentations by external experts are periodically provided to the Board and its committees on various topics of interest and evolving areas.

ANONYMOUS ANNUAL PERFORMANCE EVALUATIONS

The Nominating and Corporate Governance Committee oversees the anonymous evaluation by Directors of the performance of the Board and each of their respective committees on an annual basis. Results are reviewed and discussed by each committee and the Board as a whole.

ANNUAL REVIEW

The Corporate Governance Guidelines are approved by the Board and required to be reviewed annually by the Nominating and Corporate Governance Committee.

2024 PROXY STATEMENT	19

PROPOSAL 1: ELECTION OF DIRECTORS

CODE OF CONDUCT

Copy available online and at no charge upon request. See page 6

APPLICATION

MAA’s Code of Conduct reflects our commitment to achieving high standards of business, personal and ethical conduct. The Code of Conduct is applicable to our Board, executive officers and all other associates, including our CEO, CFO (Principal Financial Officer) and Principal Accounting Officer.

ATTESTATIONS

100% compliance

Each member of our Board and all of our executive officers annually review the requirements in the Code of Conduct, attest in writing to meet the standards therein and affirm their compliance with those standards.

WAIVERS

No waivers have been granted

Amendments to or waivers from our Code of Conduct (to the extent applicable to our CEO, Principal Financial Officer or Principal Accounting Officer) are publicly disclosed on our website.

WHISTLEBLOWER POLICY

APPLICATION

Copy available online and at no charge upon request. See page 6

The Whistleblower Policy sets forth the procedures established by the Audit Committee to allow for the receipt, retention and treatment of complaints received by MAA regarding accounting, internal accounting controls or auditing matters as well as the confidential, anonymous submission of concerns regarding questionable accounting and auditing matters.

ANNUAL REVIEW

The Whistleblower Policy and Procedures are required to be reviewed annually by the Audit Committee.

POLICY REGARDING THE ABILITY OF EMPLOYEES OR DIRECTORS TO ENGAGE IN HEDGING TRANSACTIONS OR PLEDGING OF SECURITIES

APPLICATION

Directors, executive officers and certain designated employees who in the ordinary course of the performance of their duties have access to material, nonpublic information regarding MAA or any of MAA’s subsidiaries are prohibited from purchasing financial instruments, or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of MAA equity securities granted as compensation, or held directly or indirectly by the individuals covered under the policy. These prohibitions also apply to any covered individual’s spouse, minor children, family members living within the same household and any other affiliates or affiliated entities.

PROHIBITED TRANSACTIONS

Specifically, the policy prohibits executing short sales (the selling of securities that are not owned at the time of sale), purchasing or selling derivative securities or hedging transactions (including the buying and selling of puts, calls, other derivative securities, derivative securities that provide the economic equivalent of owning securities, any opportunity to profit from the change in value of securities and any other hedging transaction), using securities as collateral on margin accounts and pledging securities as collateral for a loan.

These prohibitions relate to all MAA and MAA subsidiary securities including common stock, preferred stock, units in limited partnerships, options to purchase common stock, any other type of securities that MAA or MAA’s subsidiaries may issue (such as convertible debentures, warrants, exchange-traded options or other derivative securities), any derivative securities that provide the economic equivalent of ownership of any securities issued by MAA or MAA’s subsidiaries, and any opportunity to profit from any change in the value of any of the securities issued by MAA or MAA’s subsidiaries.

EXCEPTIONS

While MAA’s policy prohibits Directors, executive officers and other individuals, affiliates and affiliated entities (as outlined above) from pledging securities as collateral on a loan, at the time the prohibition was adopted, a one-time exception was made to grandfather an existing pledge amount which was already in place. The pledge was deemed to be of immaterial risk to shareholders and cannot be increased or expanded. No additional exceptions for pledges have been made, and the Nominating and Corporate Governance Committee has determined that no other exceptions for pledges will be granted.

BYLAWS AND CHARTER PROVISIONS

ANNUAL ELECTIONS OF DIRECTORS

MAA’s charter requires the annual election of all Directors. The Board believes that annual elections is an appropriate timeframe to ensure that Directors are being held accountable to shareholders.

2024 PROXY STATEMENT	20

PROPOSAL 1: ELECTION OF DIRECTORS

SPECIAL MEETINGS OF SHAREHOLDERS

See page 6 for how to access a copy of our bylaws for more details.

MAA’s bylaws allow any of the following to call a special meeting of the shareholders.

✓	CEO

✓	President

✓	Majority of the Board

✓	Majority of the Independent Directors

✓	Shareholders representing more than 10% of voting shares

PROXY ACCESS AND OTHER METHODS FOR SHAREHOLDERS TO RECOMMEND A DIRECTOR NOMINEE

See pages 80-81 for timing details regarding the 2025 Annual Meeting of Shareholders

HAVE YOUR DIRECTOR CANDIDATE INCLUDED IN OUR PROXY MATERIALS

Pursuant to the proxy access provisions of our bylaws, a shareholder or a group of up to 20 shareholders that have collectively owned at least three percent of MAA’s common stock continually for a period of at least three years can nominate and include in our proxy materials, Director candidates constituting up to 20% of the Board, provided that the shareholder(s) and the candidates satisfy the requirements specified in our bylaws. See pages 20-21 for more information on shareholder nominations for director.

DIRECTLY NOMINATE A CANDIDATE FOR ELECTION BY SHAREHOLDERS

Shareholders who meet the requirements provided in our bylaws can directly nominate a candidate for election by our shareholders at an annual meeting. To directly nominate a candidate for election by our shareholders, other than pursuant to the proxy access provision of our bylaws, you must provide the information and documents required in our bylaws at our corporate headquarters. In addition to satisfying the requirements under our bylaws, shareholders who intend to solicit proxies in support of Director nominees other than the Board’s nominees must also comply with the additional requirements of Rule 14a-19(b) under the Exchange Act. See pages 20-21 for more information on shareholder nominations for director.

RECOMMEND A CANDIDATE TO THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Shareholders can recommend a Director candidate for consideration by our Nominating and Corporate Governance Committee. To recommend a candidate, the recommendation must be received at our corporate headquarters and include the required information specified in our bylaws. See pages 20-21 for more information on shareholder nominations for director.

SHAREHOLDER ENGAGEMENT

BOARD AND MANAGEMENT ENGAGEMENT

The Board’s primary role is to represent the long-term interests of our shareholders. MAA’s executive and senior management, led by associates solely-focused on investor relations, proactively engages with our shareholders through a year-round engagement program overseen by the Board. We utilize numerous vehicles to directly reach and listen to our investors. We also periodically participate in various investor round-table events hosted by industry or other associations that provide broader insight on developing investor interests and concerns. The Board is routinely updated with feedback received from investors and can be communicated with directly. See page 6 for information on how to reach the Board.

SHAREHOLDER DRIVEN GOVERNANCE

Collaborations with our shareholders have resulted in many enhancements through the years that we believe strengthen our corporate governance and contribute to the long-term sustainability and success of our company.

✓	Moving from staggered to annual elections of Directors

✓	Amending our bylaws to encompass proxy access rights for shareholders

✓	Publishing annual Corporate Responsibility Reports

✓	Expanding Board diversity disclosures including racial makeup of the Board

✓	Expanding disclosures on the qualifications and contributions of individual Director Nominees

✓	Enhancing Board oversight of corporate responsibility matters

✓	Adopting a Policy on Political Contributions

2023 SHAREHOLDER ENGAGEMENTS

In 2023, we continued to engage with shareholders through various platforms. We held or participated in nine investor conferences, one non-deal roadshow, 21 property tours, one in-person meeting at our headquarters, four quarterly earnings release calls, one shareholder meeting and over 100 one-on-one calls with institutional investors, analysts and retail investors to stay connected, provide information regarding MAA and our strategy, and learn about matters that are important to our shareholders. As a result, we had approximately 580 points of contact with shareholders and over 100 points of contact with analysts in 2023, representing approximately 67% of the outstanding shares of our common stock.

2024 PROXY STATEMENT	21

PROPOSAL 1: ELECTION OF DIRECTORS

PROCESS FOR IDENTIFYING AND

The Board is responsible for recommending Director Nominees to our shareholders for election at our annual meetings and, from time to time, for appointing Directors to fill vacancies on the Board. Our Board has delegated the responsibility for evaluating Board needs and the process of identifying and recruiting Director candidates for Board consideration to the Nominating and Corporate Governance Committee. Following is the general process the Nominating and Corporate Governance Committee utilizes to identify and select Director Nominees.

2024 PROXY STATEMENT	22

PROPOSAL 1: ELECTION OF DIRECTORS

SELECTING DIRECTOR NOMINEES

While the below table generally reflects the overall process utilized by the Nominating and Corporate Governance Committee to determine the needs of the Board, identify and select a candidate and make a recommendation to the Board, the committee may, from time to time, adapt the process, including the factors considered, utilize alternative sources to identify potential candidates or make other adjustments as the committee deems appropriate to address the priorities of any given situation.

2024 PROXY STATEMENT	23

PROPOSAL 1: ELECTION OF DIRECTORS

DIRECTOR NOMINEES FOR ELECTION

DIRECTOR NOMINEES AS A GROUP

The Board believes that each Director Nominee being presented for election has high ethical standards and has the time, ability and desire to execute their duties in representing the best interests of our shareholders. The Director Nominees are also geographically dispersed throughout our portfolio footprint and/or have MAA market experience offering critical market expertise to our portfolio strategy. Furthermore, the Board feels the unique skills of each Director Nominee collectively provides a strong foundation for the Board’s strategic oversight and risk management responsibilities and provides the necessary expertise for the responsibilities delegated to the Board committees.

The following table and graphs provide a summary overview of the Director Nominees as a group, including identification of the number of individual Director Nominees that satisfy each of the key knowledge and experience factors our Nominating and Corporate Governance Committee has identified as necessary for the effective oversight of our strategy and risk management. The additional contributions that each Director Nominee offers to the strength of our Board and its committees and the leadership and oversight of MAA are outlined in their individual write-ups preceding this summary. The Gender and Race/Ethnicity information provided in the table is as voluntarily disclosed by the respective Director Nominee. The Committee Service section represents committee assignments assuming all Director nominees are elected to serve by shareholders at the Annual Meeting.

Age is as of May 21, 2024, the meeting date for the Annual Meeting.

	DEMOGRAPHICS
DIRECTOR NOMINEE	INDEPENDENCE	AGE	TENURE	GENDER	RACE/ ETHNICITY	POSITION
H. Eric Bolton, Jr.	Management	67	1997	Male	White	CEO of MAA and Chairman of the Board
Deborah H. Caplan	Independent	61	2023	Female	White	Past EVP, Human Resources and Corporate Services, NextEra Energy, Inc.
John P. Case	Independent	60	2023	Male	White	Principal, Bunker Hill Group Past CEO of Realty Income Corporation
Tamara Fischer	Independent	68	2023	Female	White	Executive Chairman, National Storage Affiliates Trust
Alan B. Graf, Jr.	Lead Independent	70	2002	Male	White	Past EVP and CFO of FedEx Corporation
Edith Kelly-Green	Independent	71	2020	Female	Black	Founding Partner of JKG Properties LLC and The KGR Group Past VP and Chief Sourcing Officer of FedEx Express
James K. Lowder	Independent	74	2013	Male	White	Chairman of the Board of Directors and President of The Colonial Company
Thomas H. Lowder	Independent	74	2013	Male	White	Past Chairman of the Board of Trustees and CEO of Colonial Properties Trust
Claude B. Nielsen	Independent	73	2013	Male	White	Past Chairman of the Board of Directors and Past CEO of Coca-Cola Bottling Company United, Inc.
W. Reid Sanders	Independent	74	2010	Male	White	President of Sanders Properties, LLC Past EVP of Southeastern Asset Management, President of Longleaf Partners Funds
Gary S. Shorb	Independent	73	2012	Male	White	Executive Director of the Urban Child Institute Past President and CEO of Methodist Le Bonheur Healthcare
David P. Stockert	Independent	62	2016	Male	White	Past CEO and President of Post Properties, Inc.

2024 PROXY STATEMENT	24

PROPOSAL 1: ELECTION OF DIRECTORS

AGGREGATE DIRECTOR NOMINEE DEMOGRAPHIC

2024 PROXY STATEMENT	25

PROPOSAL 1: ELECTION OF DIRECTORS

INDIVIDUAL DIRECTOR NOMINEE DETAILS

The following pages provide Individual information on each Director Nominee being presented for approval by shareholders at the 2024 Annual Meeting. Each writeup includes work history experience, the key knowledge and experience factors the Director Nominee contributed to the Board as a whole, additional contributions the Director Nominee brings to the Board, the factors our Nominating and Corporate Governance Committee and Board considered in determining if the Director Nominee was qualified to serve on the Board and certain Board committees, along with current Board leadership positions and service on other public boards.

Director Nominee ages reflect the age of the individual on the date of the 2024 Annual Meeting (May 21, 2024).

Mr. Bolton brings extensive multi-family real estate experience to the Board. His career in real estate has encompassed all aspects of the industry from investment, new development, acquisitions and dispositions, property repositioning and property operations. Mr. Bolton has served on the Executive Committee of the National Multi-Family Housing Council as well as the Advisory Board of Governors of NAREIT and currently serves as the Chairman of the Compensation Committee of EastGroup Properties, Inc., a mid-cap industrial REIT, having previously served as both Lead Director and a member of the Audit Committee. This service and his career experience, along with Mr. Bolton’s certifications as a Certified Public Accountant (inactive) and Associate of Risk Management, allows Mr. Bolton to contribute strong risk mitigation and oversight capabilities to our Board. In addition, Mr. Bolton offers long-term real estate market cycle acumen garnered over his 35-year career in real estate, during which he successfully led MAA through the Great Recession (2007–2009) without discontinuing or reducing dividends to shareholders. Mr. Bolton also brings strong guidance to our corporate responsibility program, previously serving on the boards of the Memphis Botanical Garden and the Memphis Shelby Crime Commission, as well as being a past Partner Advisor to the Mid-South Minority Business Council.

2024 PROXY STATEMENT	26

PROPOSAL 1: ELECTION OF DIRECTORS

Ms. Caplan’s experience with strategy and crisis management in not only a public company, but in a highly regulated industry offers valuable expertise to our Board. Her business operations and project management expertise, certification as a Six Sigma Master Black Belt and change and growth experience also provide important guidance as MAA continues to evolve to meet ever-changing customer expectations. The combination of Ms. Caplan’s workforce initiative experience, including recruiting, learning and development, health and well-being, diversity and inclusion and recognition, with her past experience serving as the Chairman of the Compensation Committee for another public board, and current service on the HR Policy Association and the International Women’s Forum makes her uniquely qualified to serve on our Compensation Committee. In addition, Ms. Caplan’s responsibilities over corporate real estate at NextEra Energy, Inc. for over 10 years in markets that overlap our portfolio footprint, adds to our market analysis and transaction discussions. Ms. Caplan’s leadership at a leading clean energy company, along with her service on various boards and advisory committees, including the National Petroleum Council, an oil and natural gas advisory committee to the U.S. Secretary of Energy, in addition to her culture and human capital expertise adds knowledgeable guidance to our corporate responsibility strategy.

If elected, Ms. Caplan will become the Chairman of the Compensation Committee.

2024 PROXY STATEMENT	27

PROPOSAL 1: ELECTION OF DIRECTORS

Mr. Case’s experience as a CEO of a public REIT and former director of another public REIT coupled with his capital market and investor relations acumen, make him a valuable addition to the Board, providing a keen insight and understanding of our organization, including our structure as a public REIT, the regulatory environment of our industry, risk oversight expertise, and management of geographically-dispersed human capital. This experience also provides him with a keen understanding of REIT and real estate industry compensation packages, making him a good candidate for the Compensation Committee. Mr. Case also brings MAA market knowledge, helpful during acquisition and disposition decisions and overall portfolio strategy discussions. In addition, Mr. Case’s expertise in the commercial sector of our industry, provides valuable guidance to our commercial endeavors, which enhance the experience of our multi-family residents. Furthermore, his experience serving as the CIO and Chairman of the Investment Committee for Realty Income Corporation, and previous service as an Associate on the NAREIT Board of Governors, member of the board of directors of the National Multifamily Housing Council and member of the Urban Land Institute provides valuable expertise to serve on our Real Estate Investment Committee.

2024 PROXY STATEMENT	28

PROPOSAL 1: ELECTION OF DIRECTORS

TAMARA FISCHER

Executive Chairman, National Storage Affiliates Trust

Director Since: 2023
Age as of the Annual Meeting: 68
Independent

KEY KNOWLEDGE AND EXPERIENCE

- ✓ Real Estate Industry – Investment
- ✓ Real Estate Industry – Development/Construction
- ✓ Strategic Planning and Oversight
- ✓ Risk Management/Oversight
- ✓ Cybersecurity
- ✓ Public Company Platform
- ✓ Capital Markets
- ✓ Financial Literacy
- ✓ Large Organization Leadership and Human Capital Development
- ✓ Corporate Governance

ADDITIONAL CONTRIBUTIONS

- ✓ Other Real Estate Industry – Self-Storage Sector
- ✓ MAA Market Experience
- ✓ Public Board Audit Committee Service
- ✓ REIT Structure
- ✓ Business Continuity and Crisis Management
- ✓ Public Company Mergers and Acquisitions
- ✓ Regulatory Compliance
- ✓ Change and Growth Management

CURRENT MAA BOARD SERVICE

- ✓ Audit Committee
- ✓ Real Estate Investment Committee
- ✓ Financial Expert

OTHER CURRENT PUBLIC DIRECTORSHIPS

2023-Present: JLL Income Property Trust, Inc.
2020-Present: National Storage Affiliates Trust

FORMER PUBLIC DIRECTORSHIPS (5 years)

2020-2022: Duke Realty Corporation

WORK HISTORY Ms. Fischer currently serves as the Executive Chairman of National Storage Affiliates Trust, having previously served as the President and CEO from 2020 until April 1, 2023. Ms. Fischer previously served as President and CFO from 2018 to 2019, after serving as EVP and CFO from 2013 to 2018. Prior to joining National Storage Affiliates Trust, Ms. Fischer held various consulting positions from 2011 to 2012. Previously, Ms. Fischer served as EVP and CFO of Vintage Wine Trust, Inc. from 2004 to 2008 and then as a consultant to Vintage Wine Trust, Inc. from 2009 to 2010. Ms. Fischer also served as EVP and CFO for Chateau Communities, Inc. from 1993 to 2003 and held various positions with Coopers & Lybrand (now PricewaterhouseCoopers) from 1984 to 1992.

Ms. Fischer’s experience as an Executive Chairman and CEO of a public REIT, along with her service as the Chairman of the National Self Storage Association and as a member of the Executive Board of Governors of NAREIT, makes her a valuable addition to the Board, providing extensive knowledge of our industry, and a keen insight and understanding of our structure as a public REIT, the regulatory environment of our industry, risk oversight expertise, and management of geographically-dispersed human capital. The Board has also determined that Ms. Fischer qualifies as a Financial Expert, which along with her past experience serving on the Audit Committee of another public REIT, makes her well qualified to serve on the Audit Committee. In addition, Ms. Fischer’s real estate knowledge acquired through serving as the Executive Chairman and prior CEO of National Storage Affiliates Trust, and mergers and acquisitions expertise, coupled with her risk oversight and accounting acumen, provides extensive analysis capabilities that make her a valuable member to the Real Estate Investment Committee.

2024 PROXY STATEMENT	29

PROPOSAL 1: ELECTION OF DIRECTORS

As a result of his 41-year career at FedEx, a large multinational company, including 30 years as an executive, Mr. Graf brings experienced insight in strategic vision and investments, navigation of growth, pursuit of technological and procedural innovations and organization management and development. In addition, Mr. Graf’s responsibilities for all aspects of FedEx’s global financial functions, including financial planning, treasury, tax, accounting and controls, internal audit and investor relations, along with his service as the chairman of the Audit Committee on the board of Nike, Inc., a multinational global brand and public company, offers extensive expertise to the oversight of our financial controls, audit activities, cybersecurity and risk mitigation as the Chairman of our Audit Committee. Mr. Graf currently serves on the board of Indiana University Foundation and has been recognized for his positive impact on public education. Mr. Graf has also made an impact on the medical community in the Memphis area through his prior chairmanship of the board of Methodist Le Bonheur Healthcare and his ongoing support of the FedExFamilyHouse, a home for out-of-town families of patients at Le Bonheur Children’s Hospital that was founded by Mr. Graf and his wife, providing him with unique understanding of our corporate charity, The Open Arms Foundation, which offers similar accommodations for individuals receiving long-term medical care at facilities located away from their homes.

2024 PROXY STATEMENT	30

PROPOSAL 1: ELECTION OF DIRECTORS

Ms. Kelly-Green’s certification as a Certified Public Accountant (inactive), background in auditing and accounting for a global public company, previous service on the Board of Directors of Paragon National Bank, Applied Industrial Technologies, Inc., Sanderson Farms, Inc. and designation as a Financial Expert and strategic and risk oversight experience gained through various entrepreneurial endeavors make her a valuable member of our Audit Committee, which exercises oversight of financial statement controls, auditing procedures and capital market plans. In addition, Ms. Kelly-Green’s real estate experience also adds a non-multifamily real estate sector perspective to portfolio strategy discussions. Ms. Kelly-Green has been honored by several organizations for her extensive volunteerism and leadership with numerous civic and philanthropic organizations, including serving as the founding Chairman of The Women’s Council for Philanthropy at the University of Mississippi, as a founding board member of both the Women’s Foundation for a Greater Memphis and Philanthropic Black Women of Memphis, and for her endowment scholarships for females in accounting, to name a few. Ms. Kelly-Green’s commitment to providing opportunities to others coupled with her experiences as a Black professional in corporate organizations, starting as the youngest Black candidate and one of the first Black women to pass the certified public accountancy exam in Tennessee to becoming the first Black VP at FedEx Express, provide a unique and important perspective to the Board’s and Audit Committee’s oversight of our corporate responsibility program, particularly as to our approach to human capital and inclusion and diversity efforts. In addition, Ms. Kelly-Green’s former service as the chairman of the Corporate Governance Committees for Applied Industrial Technologies, Inc. and Sanderson Farms, Inc. brings outside industry perspectives that enhance discussions in our Nominating and Corporate Governance Committee.

2024 PROXY STATEMENT	31

PROPOSAL 1: ELECTION OF DIRECTORS

Mr. Lowder has considerable construction and development expertise stemming from his career in the real estate industry, including through leading The Colonial Company, which invests in and manages companies involved in real estate development and insurance and, at times, serving on several construction industry boards including the Home Builders Association of Alabama and the Greater Montgomery Home Builders Association. In addition, much of Mr. Lowder’s experience is within MAA’s geographic footprint, providing knowledgeable insight on markets, strong oversight of our development pipeline and thoughtful input on our portfolio strategy, making him a valuable member of the Real Estate Investment Committee. Mr. Lowder has a history of civic development and community service having served, at times, on the board of Leadership Montgomery, as president of the Montgomery YMCA and past chairman of the Montgomery Area United Way Campaign. Mr. Lowder continues to serve on the boards of a number of charitable organizations that support the arts community and is the Managing Director of The J.K. Lowder Family Foundation, a non-profit organization founded by Mr. Lowder and his wife to support and develop the idea of community and what it means to be an involved, conscientious citizen. Mr. Lowder’s community service and leadership coupled with his 23 years of experience serving on the board of Alabama Power Company, a subsidiary of Southern Company, recipient of the Edison Electric Institute Edison Award for its portfolio of energy storage research and development initiatives, allows him to provide thoughtful and informed oversight and direction to our corporate responsibility initiatives.

2024 PROXY STATEMENT	32

PROPOSAL 1: ELECTION OF DIRECTORS

Mr. Lowder’s leadership of Colonial Properties Trust along with his prior service on the board of NAREIT provides him with a keen insight and understanding of our organization including our structure, the regulatory environment of our industry, management of geographically-dispersed human capital, demographics and expectations of our customer base, multifamily property operations, capital markets and investor relations. Thus, Mr. Lowder provides the board with an independent expert voice during strategy and portfolio discussions. The overlap of the markets of the prior Colonial Properties Trust and MAA add to Mr. Lowder’s real estate investment and development expertise, making him a valuable member of the Real Estate Investment Committee. Mr. Lowder also contributes to the deliberations of our Compensation Committee through his knowledge of public company executive compensation structures and his experience serving on the Compensation Committee for the Children’s Hospital of Alabama. In addition to serving on the board for the Children’s Hospital of Alabama (past chairman), Mr. Lowder also serves on the board of the Quarterbacking for Children’s Health Foundation and previously served on the boards of the University of Alabama Health Services Foundation and the United Way of Central Alabama (past chairman), amongst others. Mr. Lowder’s extensive philanthropic endeavors add thoughtful and informed direction to the oversight of our corporate responsibility initiatives.

2024 PROXY STATEMENT	33

PROPOSAL 1: ELECTION OF DIRECTORS

As a result of his 42-year career in an essential business industry and experience leading a company through tremendous periods of growth and several mergers, Mr. Nielsen provides our Board with a wealth of insight in setting the strategic direction of MAA, considering the scope and speed at which an organization can accept and adapt to change and identifying potential obstacles and risks to successful integrations. In addition, he also brings an understanding of the challenges of managing, developing and leading human capital in geographically-dispersed locations as well as operating in many of the markets within MAA’s portfolio footprint. Mr. Nielsen previously served on the board of directors of AmSouth Bank Corporation and Regions Financial Corporation, providing the board with additional insight in banking and financial affairs. Furthermore, Mr. Nielsen, having been both appointed and retiring as CEO of Coca-Cola Bottling Company United, Inc. as a result of formal succession events, brings first-hand insight regarding succession planning along with oversight experience gained from his prior service on the Governance Committee of Colonial Properties Trust to our Nominating and Corporate Governance Committee. Mr. Nielsen also offers a unique perspective to our Compensation Committee having previously served as the Chairman of the Compensation Committee for Colonial Properties Trust, a public REIT prior to our merger in 2013, while also understanding private company approaches to executive compensation through his experience both as CEO and Chairman of the board of directors of Coca-Cola Bottling Company United, Inc. Mr. Nielsen has been involved at times with several civic and charitable organizations including the United Way of Central Alabama, the American Cancer Society, the Birmingham Rotary Club and the Birmingham Business Alliance, amongst others. Mr. Nielsen also previously served as Chairman of the Coca-Cola Scholars Foundation and, along with his wife, has supported various initiatives at the University of Alabama at Birmingham, including innovation and business incubation as well as cancer research. Mr. Nielsen’s history of civic and community support and development bring an engaged and service-minded perspective to the oversight of MAA’s corporate responsibility initiatives.

2024 PROXY STATEMENT	34

PROPOSAL 1: ELECTION OF DIRECTORS

The combination of Mr. Sander’s financial acumen, knowledge of capital markets and deep background in investing in the real estate industry with his experience serving on the Risk Oversight Committees of both a public REIT and mortgage trust make him a valuable member of our Audit Committee. In addition, Mr. Sanders provides commercial sector knowledge to the Board’s portfolio strategy discussions as well as an understanding of the regulatory requirements surrounding our organizational structure as a REIT. Mr. Sanders has also served, at times, on numerous boards reflecting a wide-range of civic and philanthropic endeavors encompassing the arts, education and medical services and is currently serving as Chairman of the board of directors of the Hugo-Dixon Foundation and on the Board of Trustees for the Dixon Gallery and Gardens, and The Dixon Gallery and Gardens Endowment Fund. Mr. Sanders’ dedication to supporting the arts and community enhancement adds thoughtful guidance to our corporate responsibility strategy.

2024 PROXY STATEMENT	35

PROPOSAL 1: ELECTION OF DIRECTORS

With his background in engineering and operations and 15 years serving as the President and CEO of an integrated healthcare system, Mr. Shorb brings experienced insight related to risk mitigation, organizational management and as a provider of essential services to the Board’s oversight and strategic analysis discussions. His experience serving in a highly regulated industry requiring strong data security and privacy controls makes him a valuable member of our Audit Committee which oversees our financial statement controls and cybersecurity efforts. In addition, having been both appointed and retiring as CEO of Methodist Le Bonheur Healthcare as a result of formal succession events, he also brings experienced insight to our management and board succession plans through his service on our Nominating and Corporate Governance Committee. As well as serving as the Executive Director of The Urban Child Institute, a non-profit dedicated to promoting the education, health and well-being of young children, Mr. Shorb has extensive community service and leadership experience that brings a wealth of insight to our human capital programs, including our diversity and inclusion efforts, oversight of our corporate charity, The Open Arms Foundation, and various initiatives of our corporate responsibility program. Mr. Shorb has been recognized by numerous organizations for his decades of involvement and leadership, serving at various times on the boards of the National Civil Rights Museum, United Way, the Memphis Shelby Crime Commission, Tennesseans for Early Childhood Education (past Chairman), The University of Memphis Foundation and the Tennessee Business Leadership Council, amongst others.

2024 PROXY STATEMENT	36

PROPOSAL 1: ELECTION OF DIRECTORS

DAVID P. STOCKERT
Partner, Sweetwater Opportunity Fund, L.P.
Former CEO and President, Post Properties, Inc.

Director Since: December 2016
Age as of the Annual Meeting: 62
Independent

KEY KNOWLEDGE AND EXPERIENCE

- ✓ Real Estate Industry – Investment
- ✓ Real Estate Industry – Development/Construction
- ✓ Strategic Planning and Oversight
- ✓ Risk Management/Oversight
- ✓ Cybersecurity
- ✓ Public Company Platform
- ✓ Capital Markets
- ✓ Financial Literacy
- ✓ Large Organization Leadership and Human Capital Development
- ✓ Corporate Governance

ADDITIONAL CONTRIBUTIONS

- ✓ Other Real Estate Industry – Multifamily Sector, Industry Association Service, Multifamily Operations and MAA Market Expertise
- ✓ Public Board Lead Director Service and Governance Committee Service
- ✓ REIT Structure
- ✓ Business Continuity and Crisis Management
- ✓ Public Company Mergers and Acquisitions
- ✓ Regulatory Compliance
- ✓ Essential Services Industry
- ✓ Digital Marketing
- ✓ Change and Growth Management
- ✓ Civic Development, Community Service, Non-Profit Leadership and Oversight

CURRENT MAA BOARD SERVICE

- ✓ Nominating and Corporate Governance Committee
- ✓ Real Estate Investment Committee

OTHER CURRENT PUBLIC DIRECTORSHIPS

None

FORMER PUBLIC DIRECTORSHIPS (5 years)

2017-2022: Duke Realty Corporation

WORK HISTORY Mr. Stockert has served as one of three general partners in Sweetwater Opportunity Fund, L.P. and Sweetwater Opportunity Fund II, L.P, each an Atlanta-based private real estate investment fund, since 2019. Mr. Stockert served as CEO and President of Post Properties, Inc. from 2002 until its merger with MAA in December 2016, having previously served as President and COO from 2001 until 2002. Prior to joining Post Properties, Inc., Mr. Stockert served as EVP of Duke Realty Corporation, a public real estate company, from 1999 until 2000 and as SVP and CFO of Weeks Corporation from 1995 until it merged with Duke Realty Corporation in 1999. From 1990 until 1995, Mr. Stockert was an investment banker in the Real Estate group at Dean Witter Reynolds Inc. (now Morgan Stanley) and prior to 1990 was a Certified Public Accountant.

As a result of his leadership of Post Properties, Inc., his prior service on the board of directors of the National Multi-Housing Council and other industry associations as well as his prior experience as a lead independent director of another public REIT, Mr. Stockert provides a keen insight and understanding of our organization and industry including our structure, the regulatory environment of our industry, management of geographically-dispersed human capital, the demographics and expectations of our customer base, multifamily property operations, capital markets and investor relations. The overlap of the markets of the prior Post Properties, Inc. and MAA add to Mr. Stockert’s real estate investment and development expertise, making him a valuable member of the Real Estate Investment Committee. Mr. Stockert’s prior experience with strategic CEO succession planning for a public, multifamily REIT, brings keen insight and execution experience to our Nominating and Corporate Governance Committee. Mr. Stockert has, at times, served on the boards of directors of numerous civic and charitable organizations including Grady Health System, the Robert W. Woodruff Foundation, the YMCA of Metro Atlanta, the Community Foundation for Greater Atlanta, Westside Future Fund and Horizons Atlanta, amongst others. His leadership of the Post HOPE Foundation, the former corporate charity of Post Properties, Inc. dedicated to helping those in need, makes him uniquely qualified to assist the Board with the oversight of MAA’s corporate charity, The Open Arms Foundation, and guiding community involvement discussions related to our corporate responsibility initiatives.

NON-MANAGEMENT DIRECTOR COMPENSATION

COMPENSATION PHILOSOPHY

Upon recommendations from the Compensation Committee, the Board sets compensation for our non-management directors. Directors who are associates of MAA are not compensated for serving on the Board. In considering their recommendation to the Board on non-management Director compensation, the Compensation Committee endeavors to establish a compensation program that will facilitate the attraction and retention of highly qualified Directors and adequately recognize the efforts and contributions of those Directors. In doing so, the committee considers many factors including the level of responsibility and liability assumed by Directors, the time commitment involved, the level of expertise and skill the Board wishes to attract and retain and the additional responsibilities associated with serving on committees, as a chairman of a committee or as the Lead Independent Director.

2024 PROXY STATEMENT	37

PROPOSAL 1: ELECTION OF DIRECTORS

The Board believes that the approach towards non-management Director compensation should reflect the values used in setting NEO compensation in that it should be generally in line with the median compensation offered at comparable peer companies, reflect a mix of both cash and equity compensation to ensure alignment with our shareholders and be sustainable over the long-term.

The independent consultant hired by the Compensation Committee to assist with setting executive compensation is periodically engaged to benchmark and recommend appropriate compensation for our non-management Directors.

2023 COMPENSATION PROGRAM

In 2022, the Compensation Committee retained an external compensation consultant from Pearl Meyer to assist with setting the compensation for non-management Directors for 2023. Pearl Meyer’s work included benchmarking the 2022 compensation package against the same peer group established to evaluate NEO compensation and providing insight into then-current trends and compensation structures with the goal of setting total compensation near the median level of MAA’s comparative peer group for compensation. The 2022 review found that MAA’s compensation program design was aligned with the peer group, but average total compensation per non-management director was below the peer group 50th percentile, primarily as a result of a lower annual equity grant value.

The Compensation Committee discussed the compensation consultant’s analysis and directional recommendations, reviewed the responsibilities of the Board and its committees, MAA’s performance results, and the need to attract new directors under the Board’s long-term succession plans, among other items, and recommended the Board approve the below compensation structure for 2023, which would better align average total compensation for 2023 to the 50th percentile benchmark level from the 2022 study.

ANNUAL CASH FEES

The below 2023 annual cash fees (unchanged from 2022) were awarded to non-management directors in quarterly installments following our routine quarterly Board meetings. Committee chairmen do not receive their respective committee’s service fee in addition to their chairman fee.

$80,000	Board service
$25,000	Audit Committee Chairman
$10,000	Audit Committee service (other than Chairman)
$20,000	Compensation Committee Chairman
$8,750	Compensation Committee service (other than Chairman)
$15,000	Nominating and Corporate Governance Committee Chairman
$7,250	Nominating and Corporate Governance Committee service (other than Chairman)
$7,500	Real Estate Investment Committee service
$27,500	Lead Independent Director

ANNUAL DIRECTOR EQUITY GRANTS

Shares of restricted stock are granted to non-employee Directors following election to the Board. These shares of restricted stock vest at the end of the Director’s annual term. Dividends equivalent to the dividends paid on shares of common stock are paid on these shares of restricted stock prior to vesting. Directors who choose to leave the Board before their term is completed for reasons other than retirement, disability or death, forfeit their granted shares of restricted stock for the service year in which they leave the Board.

$162,500	Approximate value of the 2023 Annual Director Grant

The non-employee Directors elected at the 2023 Annual Meeting of Shareholders were each issued 1,094 shares of restricted stock based on the closing stock price of $148.51 on May 16, 2023, the day of the 2023 annual meeting of shareholders.

DEFERRED COMPENSATION

In accordance with our Director Deferred Compensation Plan, Directors may have a comparable value of restricted stock units issued into a deferred compensation account in lieu of receiving their annual cash fees and/or their annual director equity grant. If Directors choose to defer their compensation in this manner, the compensation is paid out in two annual installments either in shares of our common stock or in the cash equivalent (at the Director’s election), beginning in the year following the year in which the Director retires from the Board. Dividends equivalent to the dividends paid on shares of common stock are credited as restricted stock units prior to payout of the shares. All dividend equivalents credited as restricted stock units prior to payout are reinvested into additional shares of restricted stock units which are also deferred under the plan.

2024 PROXY STATEMENT	38

PROPOSAL 1: ELECTION OF DIRECTORS

MIX OF COMPENSATION ELEMENTS

The below represents the average mix of compensation elements available to non-management Directors and as actually awarded in 2023 based on the respective role(s) each non-management Director held during 2023, and the payout elections each Director made.

DIRECTOR COMPENSATION TABLE

The below table represents the compensation earned by each non-management Director during 2023.

Name	Fees Earned Or Paid in Cash ($) (1)	Stock Awards ($) (2)	All Other Compensation ($) (3)	Total ($)
Deborah H. Caplan (4)	$101,625	$236,219	$3,776	$341,620
John P. Case (4)	$72,188	$162,470	$5,401	$240,059
Tamara Fischer	$73,125	$162,470	$5,401	$240,996
Alan B. Graf, Jr.	$132,500	$162,470	$5,401	$300,371
Toni Jennings	$96,000	$162,470	$5,401	$263,871
Edith Kelly-Green	$97,250	$162,470	$5,401	$265,121
James K. Lowder	$94,750	$162,470	$5,401	$262,621
Thomas H. Lowder (4)	$96,250	$162,470	$5,401	$264,121
Claude B. Nielsen	$103,750	$162,470	$5,401	$271,621
Philip W. Norwood (4)	$53,750	$-	$2,338	$56,088
W. Reid Sanders (4)	$90,000	$162,470	$5,401	$257,871
Gary S. Shorb (4)	$97,250	$162,470	$5,401	$265,121
David P. Stockert	$94,820	$162,470	$5,401	$262,691

(1)	Represents annual cash fees regardless of whether paid as cash or deferred by the Director and issued as restricted stock units in the Director Deferred Compensation Plan.

(2)

Represents the grant of 1,094 shares of restricted stock to each non-employee Director elected at the 2023 Annual Meeting of Shareholders on May 16, 2023, at the closing stock price of $148.51 on the day of the meeting, regardless of whether the Director elected to have the grant issued as restricted stock units in the Director Deferred Compensation Plan. The grants will vest on May 16, 2024, dependent upon continued service on the Board through the end of the Director’s term. Each non-management Director elected at the 2023 Annual Meeting of Shareholders had aggregate restricted stock awards of 1,094 shares outstanding on December 31, 2023.

Ms. Caplan’s value also includes 509 shares of restricted stock granted on March 21, 2023 at the closing stock price that day of $144.89, representing partial 2022-2023 Board service based on her appointment to the Board on March 21, 2023. The grant vested on May 18, 2023.

(3)	Represents the dividends paid during 2023 on unvested shares of restricted stock and restricted stock units regardless of whether an 83(b) election was made.

(4)	These Directors elected to have all or a portion of their annual cash fees issued as shares of restricted stock units in the Director Deferred Compensation Plan. The table represents the foregone cash and aggregate number of restricted stock units issued.

Name	Foregone Cash	Restricted Stock Units
Deborah Caplan	$50,450	363
John P. Case	$17,891	130
Thomas H. Lowder	$96,250	691
Philip W. Norwood	$53,750	367
W. Reid Sanders	$90,000	646
Gary S. Shorb	$97,250	698

2024 PROXY STATEMENT	39

PROPOSAL 2: EXECUTIVE COMPENSATION

PROPOSAL 2:	EXECUTIVE COMPENSATION	FOR

MATTER TO BE VOTED

An advisory (non-binding) vote to approve NEO compensation as disclosed in this Proxy Statement.

Section 14A of the Exchange Act requires that we provide our shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our NEOs. As such, shareholders are asked to approve the compensation paid to our NEOs as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules, including the disclosures in the Compensation Discussion and Analysis and Executive Compensation Tables sections of this Proxy Statement.

VOTE REQUIRED

This proposal will be approved if the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal.

The vote under this proposal is advisory, and therefore, not binding on us, our Board or the Compensation Committee. However, our Board, including the Compensation Committee, values the opinions of our shareholders and, to the extent there is a significant vote against the NEO compensation as disclosed in this Proxy Statement, the Board will consider what actions may be appropriate.

IMPACT OF ABSTENTIONS: Abstentions will have no legal effect on whether this proposal is approved.
IMPACT OF BROKER NON-VOTES: Broker non-votes will have no legal effect on whether this proposal is approved.
BOARD RECOMMENDATION
The Board recommends you vote “FOR” the compensation of our NEOs as disclosed in this Proxy Statement

The vote on this proposal is not a vote on our general compensation policies, non-management Director compensation, or our compensation policies as they relate to risk management. It is also not a vote intended to address any individual element of compensation. The vote specifically relates to the compensation of our NEOs as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.

The vote is an advisory, non-binding vote, but our Board values shareholder input on NEO compensation and the Compensation Committee will consider the results of this vote in determining future compensation packages. Furthermore, while the vote specifically applies only to the NEOs listed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC, the Compensation Committee also will apply shareholder feedback on the compensation packages offered to the other members of our executive leadership team as well. While the total level of opportunity may vary amongst executive officers and/or other members of the executive leadership team, the Compensation Committee feels it is important to provide a consistent compensation structure across these associates in order to encourage enterprise-wide teamwork, collaboration and focus on our strategy.

We believe it is important to receive frequent feedback from shareholders on executive compensation and are pleased that shareholders have voted in the past to support an annual vote on executive compensation.

In the following pages, we have provided detailed information on the philosophy and objectives of the Compensation Committee in determining NEO compensation, the committee’s decision-making process and the factors they consider, the compensation structures in place during 2023 and the resultant compensation earned by NEOs.

We believe the compensation programs developed by the Compensation Committee for our NEOs in 2023 were effective in supporting sustainable long-term value creation for our shareholders and appropriately balanced the needs to attract, retain and reward executive officers, drive execution of company performance and strategic initiatives, discourage excessive risk-taking and align executive interests with those of our shareholders.

2024 PROXY STATEMENT	40

PROPOSAL 2: EXECUTIVE COMPENSATION

NEOs OF THE REGISTRANT

The Compensation Discussion and Analysis section of this Proxy Statement focuses on the compensation for our CEO, CFO and the next three most highly compensated executive officers who were serving at the end of 2023, our NEOs, as outlined below. Ages are as of May 21, 2024, the date of the Annual Meeting.

H. ERIC BOLTON, JR. Chief Executive Officer Age 67

Mr. Bolton joined us in 1994, initially serving as Vice President of Development before being promoted to COO in February 1996 and subsequently appointed as President in December 1996. Mr. Bolton was named CEO in October 2001 and became Chairman of the Board in September 2002. Prior to joining us, Mr. Bolton was with Trammell Crow Company for more than five years and was EVP and CFO of Trammell Crow Realty Advisors. Prior to that, Mr. Bolton worked in the commercial banking industry for seven years.

ALBERT M. CAMPBELL, III EVP, Chief Financial Officer Age 57

Mr. Campbell joined us in 1998, initially responsible for our external reporting and forecasting efforts. Mr. Campbell held various financial leadership positions, including Treasurer and Director of Financial Planning where he was responsible for managing the funding requirements of the business to support corporate strategy, before being promoted to CFO in January 2010. Prior to joining us, Mr. Campbell worked as a Certified Public Accountant with Arthur Andersen and served in various finance and accounting roles with Thomas & Betts Corporation.

Effective March 31, 2024, Mr. Campbell relinquished his position as our EVP and CFO as part of his planned retirement. Mr. Campbell will remain employed with us as a Senior Advisor to the CEO through December 31, 2024, to facilitate an orderly transition.

ROBERT J. DELPRIORE EVP, Chief Administrative Officer and General Counsel Age 56

Mr. DelPriore joined us in August 2013 as our EVP and GC, initially responsible for the development of our internal Legal Department before adding responsibility for our Commercial Division and Enterprise Risk Management, subsequently being promoted to EVP and CAO in early 2022. Prior to joining us, Mr. DelPriore was engaged in the private practice of law and served as counsel to MAA.

A. BRADLEY HILL EVP, Chief Investment Officer Age 48

Mr. Hill joined us in 2010 as VP and Director of New Development and assumed increasing levels of responsibility surrounding our multifamily transactions and capital recycling activities before being promoted to SVP and Director of Multifamily Investing in 2014, and further promoted to EVP and Director of Multifamily Investing in 2016. In 2021, Mr. Hill assumed responsibility for our lease-up operations as well as our development pipeline and was promoted to EVP and CIO in late 2021. On January 1, 2024, Mr. Hill was appointed as President and CIO. Prior to joining us, Mr. Hill held senior positions with two real estate development companies.

TIMOTHY P. ARGO EVP, Chief Strategy & Analysis Officer Age 47

Mr. Argo joined us in June 2002, initially responsible for underwriting acquisition opportunities. Mr. Argo was promoted several times reflecting expanding levels of responsibility including budgets and forecasting, financial planning, investor relations, and portfolio management, until being named SVP, Chief Financial Planning Officer in 2017. In 2022, Mr. Argo was promoted to EVP, Chief Strategy & Analysis Officer, assuming responsibility for asset management, strategy development and execution, and value creation.

2024 PROXY STATEMENT	41

PROPOSAL 2: EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis section provides a detailed discussion of the compensation opportunities provided to our NEOs. It begins with the Compensation Committee’s approach to setting compensation packages, including their philosophy and objectives, risks associated with compensation plans, compensation governance considerations and other risk mitigating factors, and benchmarking data and directional considerations provided by the external compensation consultant, among other matters. Next you will find detailed information on the 2023 compensation packages put into place for our NEOs, including the structure of the overall package, opportunities available under each element of compensation, and the overall mix of fixed income and performance based incentives based on various market and financial metrics. Finally, you will find information on MAA’s actual performance during 2023, the resultant awards earned by our NEOs under the 2023 compensation packages as well as information on other benefits available to our NEOs.

The below Table of Contents is provided to help you navigate the topics covered in this section.

COMPENSATION APPROACH AND GOVERNANCE	Pages 43-47

43	Philosophy and Objectives

44	Decision Making Process

2023 PROGRAM STRUCTURE	Pages 48-51

48	2023 NEO Direct Compensation Structure and Opportunities

50	2023 Target Compensation

51	2023 Compensation Caps

2023 NEO COMPENSATION REALIZED	Pages 52-56

52	2023 MAA Performance

53	2023 Direct NEO Compensation Realized

55	Other Compensation Elements

TAX AND ACCOUNTING IMPLICATIONS OF COMPENSATION	Page 56

CONCLUSION	Page 57

2024 PROXY STATEMENT	42

PROPOSAL 2: EXECUTIVE COMPENSATION

COMPENSATION APPROACH AND ANALYSIS

PHILOSOPHY AND OBJECTIVES

The primary objective of our executive compensation program is to drive key business and strategic goals over various time frames in support of long-term shareholder value creation. We also seek to provide fair and competitive pay opportunities that align with both overall MAA and individual performance, shareholder interests and sound corporate governance practices. The Compensation Committee, and the Board in regards to the CEO, believes that to implement this philosophy and create a balanced and reasonable compensation package in the best long-term interests of our shareholders, the below objectives must be incorporated in the program.

The Compensation Committee does not apply a specific weight or otherwise necessarily value one individual concept over another as the concepts deemed to be of most relevance may change over time reflecting changing compensation environments and market conditions, MAA’s evolving strategic initiatives, succession planning efforts or other factors. The corresponding philosophy numbers have been provided to assist in understanding how these concepts are reflected in the structure and governance practices discussed later in this section and do not represent a ranking by the Compensation Committee.

P1     ATTRACT AND RETAIN

Total executive compensation should be sufficiently competitive against other comparable REITs and well-managed companies within the real estate industry to attract and retain highly qualified executive management with the necessary expertise and leadership abilities to execute our strategy.

P2     DO NOT OVERPAY

Generally, total target direct compensation is positioned at or near the 50th percentile market values for similar roles at industry peers and other comparable companies, but may vary between the 25th and 75th percentiles to reflect various factors.

P3     AVOID UNDUE RISK

Compensation elements and plans should promote actions in the best interest of the company and shareholders and not encourage excessive risk-taking to increase individual rewards.

P4     FAIR AND EQUITABLE

Total compensation opportunities, taking into account the scope of responsibilities for each role and its ability to impact overall MAA performance, should be fair and equitable amongst the executive officers and across all MAA associates.

P5     REFLECT MATURITY IN ROLE

Total compensation opportunities should reflect the qualifications, expertise, experience and proven track record of each executive officer within his or her respective role.

P6     QUANTIFIABLE

Total compensation should be clearly defined and materially based on measurable data, while allowing for some subjective analysis, when appropriate, to reflect unusual events out of the executive management’s control, unexpected changes in strategy or material over or under performance.

P7     ALIGN WITH MAA’s CULTURE

Total compensation opportunities should encourage ethical leadership aligned with MAA’s culture statement and Code of Conduct.

P8     ALIGN WITH OVERALL MAA PERFORMANCE (Pay for Performance)

Total compensation opportunities should be materially linked to overall MAA performance to encourage teamwork across functional areas and ensure executives are dedicated to delivering on our overall strategy and market guidance.

P9     BALANCE ANNUAL AND LONG-TERM STRATEGIC GOALS

Total compensation opportunities should incentivize a balance between delivering both annual results and ensuring long-term performance in line with our philosophy of delivering results for today while planning for tomorrow.

P10     REWARD SUPERIOR PERFORMANCE

Total compensation should reward executives for achieving superior performance which exceeds targeted business goals.

P11     ALIGN WITH SHAREHOLDERS

The form of compensation should align the financial interests and goals of our executives with those of our shareholders.

P12     REWARD FOR CREATING LONG-TERM SHAREHOLDER VALUE

The compensation package should allow executive management to benefit from creating long-term shareholder value to support long-term value for our shareholders.

P13     SUSTAINABLE

Total compensation packages should be sustainable to ensure consistency in our ability to retain qualified executive management and to continue to create long-term value for our shareholders in the future without creating undue burden on the financials of MAA.

P14     SUPPORTED BY SHAREHOLDERS

Executive compensation packages should have the support of our shareholders.

2024 PROXY STATEMENT	43

PROPOSAL 2: EXECUTIVE COMPENSATION

DECISION MAKING PROCESS

The Compensation Committee is responsible for the compensation of executive management, both in terms of establishing the form and opportunities for each executive and in overseeing the actual awards made to each executive under our compensation plans. In regards to the CEO, the Compensation Committee makes recommendations to our Board and the non-management Directors vote to approve CEO compensation.

The Compensation Committee considers many factors and, from time to time, obtains input related to certain aspects of executive compensation from the other Independent Directors as well as non-Board sources, including external consultants. The Compensation Committee does not generally consider prior compensation in making compensation decisions, believing that compensation should reflect the current environment of the factors being considered. The committee does not have a pre-defined framework that determines which factors may be more or less important in any given year, and the emphasis placed on any given factor may vary both among the respective executives and over time.

Ultimately, the Compensation Committee’s judgment of all factors it deems relevant in any year forms the basis for determining the executive compensation set for our CEO and other NEOs.

SAY ON PAY P14

The Compensation Committee considers the results of the shareholder vote to approve executive compensation from prior annual meetings when establishing executive compensation packages and believes the historical Say on Pay vote outcomes are an endorsement by shareholders of the overall total compensation package and approach for our NEOs. The committee feels it is important to obtain this shareholder feedback on a routine, frequent basis. As such, the Board, on behalf of the Compensation Committee, has always recommended that the frequency of the vote to approve executive compensation be done on an annual basis.

90% APPROVAL FOR Say on Pay In 2023	Executive Compensation APPROVED BY SHAREHOLDERS EVERY YEAR Since Introduced in 2011	94% AVERAGE APPROVAL RATE Since 2011

ROLE OF COMPENSATION CONSULTANT

The Compensation Committee has the power and authority to hire outside advisors or consultants to assist the committee in fulfilling its responsibilities, at MAA’s expense and upon terms established by the Compensation Committee. The Compensation Committee routinely hires an external consultant to assist in reviewing our executive compensation program, establishing an appropriate benchmark comparator group, benchmarking plan design, mix of compensation elements and levels of compensation opportunities, and evaluating risks associated with our executive compensation program.

The Compensation Committee engaged Pearl Meyer in 2022 to assist with the review and development of the executive and non-management Director compensation programs for 2023. The Compensation Committee requested the consultant review the companies included in our comparator group and provide any recommended changes, benchmark both non-management Director and executive compensation packages against the finalized comparator group, considering the form, mix and levels of compensation opportunities, and make any recommendations the consultant felt were appropriate.

COMPENSATION CONSULTANT INDEPENDENCE

Prior to the retention of a compensation consultant or any other external advisor, and from time-to-time as the Compensation Committee deems appropriate, the Compensation Committee assesses the independence of such advisor from management, taking into consideration all factors relevant to such advisor’s independence, including the factors specified in NYSE listing standards.

The Compensation Committee assessed the independence of Pearl Meyer in relation to the analysis performed in 2022, taking into account the policies and procedures the consultant has in place to prevent conflicts of interest, any business or personal relationships between the consultant and the members of the Compensation Committee or Board, any ownership of MAA securities by the individual who performs consulting services for the Compensation Committee and any business or personal relationships of the firm with any of our NEOs.

Pearl Meyer provided the Compensation Committee with appropriate assurances and confirmation of its independent status pursuant to the factors indicated above. The Compensation Committee believes that Pearl Meyer remained independent throughout their service to the committee and that there was no conflict of interest between the firm and the Compensation Committee.

2024 PROXY STATEMENT	44

PROPOSAL 2: EXECUTIVE COMPENSATION

MARKET BENCHMARKING CONSIDERATIONS P1, P2

The Compensation Committee considers benchmark information when establishing and measuring the appropriateness and competitiveness of various aspects of our executive compensation packages, including the items listed below, amongst others.

✓	Base salary ranges

✓	Annual and long-term incentive award ranges

✓	Mix of variable versus fixed compensation

✓	Mix of cash versus equity award opportunities

✓	Target and maximum performance award opportunities

✓	Total direct compensation (sum of base salary plus short-term and long-term incentives)

✓	Validity of package design and performance measures

✓	Compensation levels in relation to overall company performance

✓	Company performance in relation to peer performance

While the Compensation Committee believes that the type and levels of compensation opportunities provided should be competitively reasonable and appropriate for our business needs and circumstances, the committee’s approach is to consider competitive compensation practices amongst other relevant factors rather than solely establishing compensation at specific benchmark percentiles. This enables us to respond to changes in the labor market and provides us with flexibility in maintaining and enhancing the engagement, focus and motivation of our executives. Broadly, however, unless otherwise warranted by performance or other factors, the Compensation Committee believes it is generally appropriate to be relatively in line with 50th percentile target pay levels for comparable organizations against which MAA competes for business and executive talent and does not believe it is reasonable or appropriate for target executive compensation to be materially outside of comparative benchmark ranges (either above the 75th percentile or below the 25th percentile) whether in terms of individual elements of the compensation program or overall total target executive compensation.

COMPENSATION COMPARATOR GROUP

The Compensation Committee believes it is critical to select the appropriate comparator group for benchmarking purposes. In conjunction with consulting with our Compensation Committee to set 2023 executive compensation, Pearl Meyer reviewed our then current peer group considering various factors including each organization’s business focus, number of employees, enterprise size and value, TSR performance, credit ratings and geographical markets of operations, among other items. Pearl Meyer also reviewed REITs utilized by our multifamily peers for their peer groups as well as other comparably-sized REITs across various sectors in the industry. Pearl Meyer and the Compensation Committee also consider whether a company is in extreme financial distress or has poor executive pay governance perceptions and eliminates such companies from the peer benchmarking group.

After considering Pearl Meyer’s analysis, that noted MAA’s relative size positioning versus peers was near the 50th percentile for revenues and between the 50th and 75th percentile for both equity market capitalization and number of employees, the Compensation Committee determined to maintain the same comparator peer group used in setting 2022 executive compensation, with the exception of removing Duke Realty Corp., which was acquired during 2022. The comparator peer group the Compensation Committee instructed Pearl Meyer to use to provide executive benchmarking analysis is provided below.

American Homes 4 Rent AvalonBay Communities, Inc. Boston Properties, Inc. Camden Property Trust	Equity Residential Essex Property Trust, Inc. Extra Space Storage, Inc.	Invitation Homes Inc. Kimco Realty Corporation Public Storage	Regency Centers Corporation Sun Communities, Inc. UDR, Inc.

FINDINGS OF COMPENSATION CONSULTANT

Pearl Meyer performed a market pay analysis and provided the results of their benchmarking review along with directional recommendations at the December 2022 Compensation Committee meeting and the Compensation Committee considered the results of their analysis in establishing the executive compensation program for 2023. Overall observations based on then-current performance results and then-current NEO pay levels are provided below. Specific individual NEO observations considered in determining 2023 compensation are provided in the 2023 Target Compensation section on pages 50-51.

RELATIVE COMPANY PERFORMANCE

Based on various selected financial and operational metric comparisons, MAA's average overall performance was near the peer group 75th percentile over the past one, three and five year periods with TSR performing well above the 75th percentile while total direct compensation for the then-current NEOs was ranked at the 62nd percentile.

EXECUTIVE COMPENSATION

Aggregate target total direct compensation (salary + target AIP + target LTIP) was between the 25th and 50th percentile market values, while individual competitiveness varied, with all but one then-current NEO falling within a competitive range of +/- 15% of the 50th percentile. Mr. Hill was positioned below the competitive range given his recent promotion (as of the time of the study) to the EVP, CIO role.

Overall, the Compensation Committee believed the results of the analysis indicated that the mix of variable versus fixed pay as well as cash versus equity opportunities were generally aligned with that of the peer group, but changes may be warranted by individual to reflect changing job responsibilities and to further improve pay competitiveness.

2024 PROXY STATEMENT	45

PROPOSAL 2: EXECUTIVE COMPENSATION

ROLE OF EXECUTIVE MANAGEMENT

All incentive plans and any payments made thereunder are developed, adopted and awarded by the Compensation Committee. All compensation related to our CEO is recommended by the Compensation Committee to our full Board, which ultimately has responsibility for approving CEO compensation.

While our CEO does participate in general meetings of the Compensation Committee to provide input on compensation decisions related to the other NEOs, he does not participate in executive sessions of the Compensation Committee nor does he participate in any discussions determining his own compensation. Annually, upon request from the Compensation Committee, our CEO provides the committee with data pertinent to his and the other NEOs’ performance and compensation. Generally, this information pertains to the achievement of individual functional goals. At the end of any incentive plan measurement period, our CEO presents base results of the plan for the Compensation Committee’s review and, if deemed necessary by the Compensation Committee, further evaluation and/or adjustment. The base results are calculated and prepared by our Chief Ethics and Compliance Officer and Corporate Secretary according to the underlying plan documents.

RISK CONSIDERATIONS

The Compensation Committee annually evaluates the risks involved with all of our compensation programs, including risks specifically associated with our executive compensation program, and strives to design total compensation programs that mitigate those risks without diminishing the incentive nature of the compensation. Following its 2023 evaluation, the Compensation Committee determined that any risks arising from our compensation policies and practices for our associates, including our NEOs, are not reasonably likely to have a material adverse effect on MAA. Furthermore, the Compensation Committee believes that the nature of the various elements of executive compensation does not encourage management to assume excessive risks.

The following are specific design factors that the Compensation Committee believes help to discourage undue risk taking and are therefore considered in determining the overall risk level of our executive and company-wide compensation programs.

MULTIPLE ELEMENTS P3, P8, P9

Each executive and senior-level total compensation offering includes both fixed amounts (as in the case of base salary) and variable amounts dependent upon performance (as in the case of incentive plans). In addition, incentive plans split the opportunity between multiple metrics with both short and long-term performance horizons, and business and market metrics. This multi-component approach discourages undue risk taking in any one area as the greatest reward comes from balancing the results of all of the compensation elements.

MINIMUM ONE YEAR VESTING PERIOD ON ALL EQUITY AWARDS P3, P8, P9, P10, P11, P12

The 2023 Omnibus Incentive Plan approved by shareholders at the 2023 annual meeting of shareholders implements a minimum vesting period of at least one year for all equity awards. This reduces undue risk taking for immediate gain as the maximum benefit requires balancing both short and long-term results, rewarding NEOs for achieving long-term shareholder value, ultimately aligning interests with those of our shareholders.

INDIVIDUAL AWARD CAPS P2, P3, P7, P13, P14

Each associate’s award opportunities within their respective incentive program is capped. With respect to NEOs, these caps are set by the Compensation Committee and, with respect to the CEO, the Board upon Compensation Committee recommendation. Performance for the three-year relative TSR metric is further capped at the target level when MAA has a negative return but still outperformed the comparative index.

PERFORMANCE GOALS AND RESULTS TIED TO MEASURABLE METRICS P3, P6, P8

Performance goals and results are tied to quantifiably measurable metrics and, in the case of senior and executive management, to our publicly-disclosed financial statements which are audited by our independent registered public accounting firm and reviewed by the Audit Committee. This reduces the risk that performance results can be manipulated.

SENIOR AND EXECUTIVE AWARDS INCLUDE EQUITY ELEMENTS P1, P2, P3, P8, P9, P10, P11, P12, P13

A material part of the total compensation opportunity for senior and executive management includes awards of MAA equity. This helps to align senior and executive management interests with those of our shareholders and discourages the risk of maximizing short-term returns to the detriment of long-term goals, as associates will benefit from the increased value achieved for investors over time. In addition, equity elements help to ensure we do not overcompensate if shareholder value is not being created.

SENIOR AND EXECUTIVE AWARDS INCLUDE SEPARATE SHORT AND LONG-TERM OPPORTUNITIES P3, P9, P13

Incentive opportunities for senior and executive management contain both short and long-term elements. This balanced approach discourages undue risk taking as the greatest reward comes from balancing the results of both short and long-term goals and ensures that executive management remains focused on both delivering results for today while also ensuring the ability to perform in the future.

INCENTIVE AWARDS TIED TO PERFORMANCE (Pay For Performance) P2, P5, P6, P8, P9, P10, P11, P12, P13

Incentive opportunities are tied to individual and/or overall MAA performance goals which are set in alignment with our annual and, in the case of senior and executive management, long-term strategic goals. This ensures that management remains focused on executing the strategic vision of MAA.

OVERSIGHT OF AWARD CALCULATIONS P3, P6, P7

All incentive plan award calculations are reviewed by management and, in the case of executive awards, by the Compensation Committee with support from our Corporate Secretary.

2024 PROXY STATEMENT	46

PROPOSAL 2: EXECUTIVE COMPENSATION

TARGET LEVELS ARE TIED TO MAA GUIDANCE AND INDUSTRY RETURN PERFORMANCE P1, P2, P3, P6, P8, P9, P10, P11, P12

Target performance opportunities for senior and executive management are tied to our publicly disclosed guidance and our relative performance to the industry. While this provides an opportunity to reward superior performance, it discourages undue risk taking because it does not require performance beyond that which is determined to be realistically achievable and set by MAA.

INDEPENDENT EXTERNAL COMPENSATION CONSULTANT ADVISES ON EXECUTIVE COMPENSATION P1, P2, P4, P5, P7

The Compensation Committee utilizes an external compensation consultant to advise on the structure and opportunity levels set for executive compensation. This helps to ensure that MAA’s executive compensation offerings both overall and on an individual NEO basis are appropriate and in line with industry best practices and that we are neither over nor under paying our executive management team based on their role, responsibilities and performance.

ALL COMPENSATION IS SELF-FUNDING P2, P3, P7, P8, P11, P13

All elements of our compensation programs are self-funding in that performance measurements tied to performance-based awards are calculated after the expense for the awards is taken into account. This assures MAA can afford to pay the awards and minimizes the risk that associates benefit at our shareholders’ expense as awards under our compensation plans will not have a subsequent negative impact on our financial statements.

COMPENSATION GOVERNANCE CONSIDERATIONS

In addition to the risk mitigating features and actions discussed under Risk Considerations, the Board has established several corporate governance practices which are specifically related to executive compensation and also help to mitigate potential risks.

SHARE OWNERSHIP GUIDELINES P7, P11, P12

To align our NEOs’ long-term financial interests with those of our shareholders, our CEO is required to own three times his base salary and other NEOs are required to own two times their respective base salary, in shares of MAA stock or the equivalent, within three years of appointment to the position. All NEOs are in compliance with this requirement.

COMPENSATION RECOUPMENT POLICY P2, P3, P7, P11, P13

If we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, our current and former executive officers are required to repay to MAA any portion of incentive-based compensation that was paid in the preceding three years that would not have been paid if such compensation had been determined based on the restated amounts as reflected in connection with the accounting restatement.

HOLDING PERIOD REQUIREMENTS P7, P11, P12

To further strengthen the alignment of interests between our NEOs and that of our shareholders, NEOs are required to retain ownership of at least 50% of net shares, (after the payment of taxes), acquired through equity incentive plans. NEOs must continue to retain these shares until retirement or other termination of the NEO’s employment, or until the executive is no longer designated as an NEO. All of our NEOs are in compliance with the holding period requirement.

PROHIBITION ON HEDGING AND PLEDGING SHARES P7, P11

In relation to MAA’s securities, NEOs are prohibited from purchasing financial instruments, or otherwise engaging in transactions, that hedge or offset or are designed to hedge or offset, any decrease in the market value of MAA equity securities granted as compensation or held directly or indirectly by NEOs. Specifically, our policy prohibits NEOs from: (i) selling a security which is not owned at the time of sale (short sale); (ii) buying or selling puts, calls, other derivative securities or other derivative securities that provide the economic equivalent of MAA securities or any opportunity to profit from a change in the value of MAA securities or engage in other hedging transactions; (iii) using securities as collateral in a margin account; and (iv) pledging securities as collateral for a loan. See page 20 for additional details on MAA’s hedging and pledging policies.

EXCLUSION OF NEGATIVELY VIEWED PRACTICES

In addition to the governance policies listed above, the Compensation Committee has affirmatively determined NOT to implement the below compensation practices as they are generally negatively viewed within industry best practices and the Board does not believe they are in the best interests of our shareholders at this time.

NO	Dividends or dividend equivalents on unearned performance shares

NO	Repricing underwater stock options

NO	Exchanges of underwater stock options for cash

NO	Backdating of stock options

NO	Guaranteed bonuses

NO	Multi-year guaranteed bonuses

NO	Inclusion of the value of equity awards in severance calculations

NO	Evergreen provisions in equity plans

NO	Tax “gross ups” for excess parachute payments

NO	“Single trigger” employment or change in control agreements

NO	Overlapping performance metrics among annual and long-term incentive plans for NEOs

NO	Perquisites or personal benefits

OTHER CONSIDERATIONS

In addition to our compensation philosophy and objectives, shareholder feedback, input from the compensation consultant, benchmarking data, compensation risk factors and our compensation governance policies, the Compensation Committee may also take into account the following considerations, among others, when determining executive compensation packages.

✓	Labor market conditions P1, P4

✓	Personal development P4, P5, P10

✓	Quality of both internal working and reporting relationships, and engagement in collaboration and teamwork with other executive management P7

✓	Quality of leadership and human capital development P7

✓	Succession planning and potential to assume increased responsibilities P13

2024 PROXY STATEMENT	47

PROPOSAL 2: EXECUTIVE COMPENSATION

2023 PROGRAM STRUCTURE

The Compensation Committee believed that the compensation program in place for 2022 provided an appropriate mix of cash and equity opportunities, rewarded for individual effort as well as overall company performance, balanced managing our needs for today while preparing for the future, aligned NEOs’ interests with those of our shareholders, was aligned with peer group practices and was fair and equitable as well as financially sustainable. The Compensation Committee did not believe that changes in terms of the overall structure of the program or the mix of elements was warranted in setting the compensation program for 2023. The following pages provide an overview of the NEO compensation program for 2023, including the mix of elements utilized and the target opportunities available to each NEO.

2023 NEO DIRECT COMPENSATION STRUCTURE AND OPPORTUNITIES

BASE SALARY P1, P2, P3, P4, P5, P6, P13, P14

PURPOSE AND FEATURES FORM OF COMPENSATION Cash	Market-competitive fixed income reflecting individual skills, experience, performance and maturity in role to attract and retain high quality talent. The Compensation Committee is thoughtful in setting this element because the level of base salary also impacts incentive award opportunities. As such, in determining base salary, the committee considers it both on its own and in conjunction with the other elements of compensation.

LONG TERM INCENTIVE PLAN (LTIP) P1 ,P2, P3, P4, P5, P6, P8, P10, P11, P12, P13, P14

PURPOSE AND FEATURES FORM OF COMPENSATION Equity	Incents achievement of long-term strategic goals, enhances retention and aligns NEO interests with shareholder interests in long-term value creation. For 2023, the target value LTIP mix for NEOs was based 50% on performance shares tied to MAA’s three-year TSR (including stock price appreciation plus dividend reinvestment) relative to an industry-specific market index, 30% on our absolute vs. planned annual Funds Available for Distribution (FAD) with any earned awards vesting over an additional two-year period, and 20% to service-based restricted shares vesting over three years. The large majority (80%) of LTIP award opportunities have performance-based vesting, with a primary focus on long-term total shareholder returns. Opportunities for performance-based awards are capped at the maximum level and no awards can be earned for performance results below the threshold level. Performance awards tied to relative TSR are capped at target when MAA’s absolute TSR is negative. The target opportunity aligns with comparable peer performance while the capped maximum opportunity provides the opportunity for NEOs to benefit from creating long-term shareholder value.
PERFORMANCE METRICS	Compounded Annualized Three-Year Relative Total Shareholder Return (TSR)
In order to eliminate the impact of price volatility of any one market day, the calculations of the compounded annualized three-year TSR metric under the 2023 LTIP for MAA and the Dow Jones US Real Estate Apartments Index utilize the average of the closing stock prices in the months of December 2022 and December 2025 as the beginning and ending stock prices for the calculations. Award funding for this component will be determined following the end of the three-year measurement period (December 31, 2025) and any earned awards will not be realized or issued until April 2026 following approval by the Compensation Committee. If MAA’s TSR as calculated under the plan is negative, awards are capped at target level. No awards are earned for performance below threshold levels.
	Performance Period	3 Years – 2023 through 2025
	Performance Range	Based on performance in comparison to the performance of the Dow Jones US Real Estate Apartments Index Threshold -400 bps Target Index Maximum +400 bps
Funds Available for Distribution (FAD)
The FAD performance range was based on MAA’s initial 2023 guidance to the market.
	Performance Period	1 Year – 2023 plus 2 year vesting cycle
	Performance Range	Linked directly to initial 2023 guidance Threshold $732.7million Target $748.7million Maximum $764.7million
Service Based Shares
The Compensation Committee believes that a small level of service-based shares is appropriate to encourage consistency in leadership and enhance retention and equity stakes, which it believes supports the successful achievement of our long-term strategic objectives. While the Compensation Committee considers these shares of restricted stock to be fixed (as the number of shares is set at the date of grant), it feels the length of the vesting cycle also incorporates a performance aspect as NEOs benefit from an increase in market price during the vest period.
	Performance Period	3 year vesting cycle

2024 PROXY STATEMENT	48

PROPOSAL 2: EXECUTIVE COMPENSATION

ANNUAL INCENTIVE PLAN (AIP) P1, P2, P3, P4, P5, P6, P7, P8, P9, P10, P11, P12, P13, P14

PURPOSE AND FEATURES FORM OF COMPENSATION Cash

Performance-based awards to incent achievement of annual company earnings targets and other strategic short-term initiatives and goals. AIP award opportunities for NEOs are primarily tied to overall corporate financial performance (100% weighting for Mr. Bolton and ranging from 50% to 75% for other NEOs), with a smaller portion (ranging from 25% to 50%) tied to individual functional goals for senior executives other than Mr. Bolton. The Compensation Committee believes this mix reinforces a strong focus on company-wide performance success and collaboration as well as individual accountability. Opportunities for these awards are capped at the maximum level and no awards can be earned for performance results below the threshold level. Target opportunity aligns with market expectations while capped maximum opportunity rewards NEOs for outperformance without encouraging excessive risk taking.

The Compensation Committee can modify an award up or down by up to 25% (not to exceed the capped opportunity), allowing the committee to address changes in strategic directives or awards that do not otherwise adequately reflect NEO efforts. No such adjustments were made in regards to the awards granted under the 2023 AIP.

No awards are earned for performance under threshold levels.

PERFORMANCE METRICS	Core FFO per Share (75% weighting for Mr. Bolton and 50% weighting for all other NEOs)
	Performance Period	1 Year – 2023
	Performance Range	Linked directly to initial 2023 guidance Threshold $8.68 Target $8.88 Maximum $9.08
SS NOI Growth (25% weighting for all NEOs except Mr. Hill (0%))
	Performance Period	1 Year – 2023
	Performance Range	Linked directly to initial 2023 guidance Threshold 5.30% Target 6.30% Maximum 7.30%
Individual Functional Goals (25% weighting for all NEOs other than Mr. Bolton (0%) and Mr. Hill (50%))
	Performance Period	1 Year – 2023 Varies by NEO. See Below.

Individual functional goals include quantifiable metrics associated with the NEOs’ respective areas of responsibility and are set by the Compensation Committee at the beginning of the year to align with MAA’s earnings goals and other strategic initiatives. In addition to managing expenses within budget, the below represent the material goals for each NEO for 2023.

CEO

● Mentorship and development of executive leadership team in alignment with long-term succession plans

● Exceed market earnings result expectations and external growth and capital recycling plans

● Continue cybersecurity risk protection efforts, complete new technology roll-outs and strengthen enterprise risk management practices

● Expand corporate responsibility disclosures, improve third party scoring and complete certain corporate responsibility projects

CFO

● Access capital to fund investment and refinancing plans without triggering higher risk levels or a material rise in cost of capital

● Achieve full investment grade rating

● Enhance tax planning models to support additional strategic decisions

● Meet certain milestones of accounts payable procurement redesign

● Expand key corporate responsibility disclosures and increase rating scores

CAO

● Meet certain targets related to litigation and insurance premium costs

● Attain certain commercial leasing and NOI performance targets

● Enhance representation among national, state and local apartment associations and industry advocacy groups

● Support expanded disclosures related to corporate responsibility

CIO

● Meet certain transaction volume targets with 1031 exchanges of dispositions

● Accomplish redevelopment milestones and start planned developments

● Meet certain unit delivery, proforma NOI yield, gross rent per unit and GOI performance targets

● Continue work towards producing Green Certified Buildings

CSAO

● Meet certain performance targets related to same store revenue and blended lease over lease growth, completion of interior renovations, capital expenditures and same store operating margins

● Complete identified targets of various corporate responsibility projects

● Roll-out planned artificial intelligence projects

2024 PROXY STATEMENT	49

PROPOSAL 2: EXECUTIVE COMPENSATION

The threshold, target and maximum percent of salary opportunities under the 2023 executive compensation packages are provided in the following table.

	CEO	CFO	CAO	CIO	CSAO
SALARY	$916,078	$566,640	$563,302	$500,007	$366,299
2023 LTIP
Service	110%	55%	55%	50%	24%
FAD	41.25% / 165% / 247.5%	20.63% / 82.5% / 123.75%	20.63% / 82.5% / 123.75%	18.75% / 75% / 112.50%	9% / 36% / 54%
3-YR TSR	68.75% / 275% / 550%	34.37% / 137.5% / 275%	34.37% / 137.5% / 275%	31.25% / 125% / 250%	15% / 60% / 120%
Total	220% / 550% / 907.5%	110% / 275% / 453.75%	110% / 275% / 453.75%	100% / 250% / 412.50%	48% / 120% / 198%
2023 AIP
Core FFO per Share	32.81% / 131.25% / 262.5%	16.25% / 65% / 130%	16.25% / 65% / 130%	16.25% / 65% / 130%	11.25% / 45% / 90%
SS NOI Growth	10.94% / 43.75% / 87.5%	8.13% / 32.5% / 65%	8.13% / 32.5% / 65%	N/A	5.63% / 22.5% / 45%
Individual Functional Goals (1)	N/A	32.50% / 32.50% / 40.63%	32.50% / 32.50% / 40.63%	65% / 65% / 81.25%	22.5% / 22.5% / 28.13%
Total	43.75% / 175% / 350%	56.88% / 130% / 235.63%	56.88% / 130% / 235.63%	81.25% / 130% / 211.25%	39.83% / 90% / 163.13%

(1)	Under the 2023 AIP, if NEOs complete 100% of their individual goals, they earn the target level percent of salary opportunity. The capped maximum amount would only come into play if the Compensation Committee determined to utilize the up to +/-25% modifier.

2023 TARGET COMPENSATION P1, P2, P3, P4, P5, P6, P7, P8, P9, P10, P11, P12, P13, P14

In setting compensation plan opportunities for 2023, the Compensation Committee noted the expanding roles of responsibility in regards to Messrs. Hill and Argo and that there had been no material changes in responsibilities for Messrs. Bolton, Campbell and DelPriore, for whom the Compensation Committee determined no salary increases beyond the 4% cost of living increases given to the associate base at large were warranted. Due to the level of expanded responsibilities in 2023 for Mr. Hill, including responsibility for additional functional areas related to our operations and technology advancements, the Compensation Committee awarded Mr. Hill a 16% base salary merit increase beyond the 4% cost of living increase. The Compensation Committee also determined that Mr. Argo’s expanded areas of responsibility in 2023, resulting from his promotion in October 2022, including asset and revenue management as well as margin expansion, warranted a 16% base salary merit increase beyond the 4% cost of living increase.

Generally, based on the compensation consultant’s peer benchmark review, the Compensation Committee determined that no changes to 2022 AIP award opportunities, expressed as percentages of base salary, were necessary for Messrs. Bolton, Campbell, Hill and DelPriore as they were at or above the 50th percentile. To recognize Mr. Argo’s recent promotion and assumption of additional responsibilities in late 2022, the Compensation Committee set his target AIP award opportunity at 90% of base salary for 2023.

In determining the target opportunity for the 2023 LTIP, the Compensation Committee noted that Messrs. Bolton and Hill were both below the 50th percentile market values and determined to increase their percent of salary target opportunities to 550% and 250%, respectively, in order to maintain a competitive range for their respective positions. To recognize Mr. Argo’s promotion and assumption of additional responsibilities in October 2022, the Compensation Committee set his 2023 target LTIP award opportunity at 120% of base salary. Expressed as percentages of base salary, 2023 LTIP award opportunities for Messrs. Campbell and DelPriore were unchanged from 2022 levels.

The corresponding target dollar values for each NEO based on the 2023 compensation packages outlined above are provided below.

	2023	2023 AIP TARGET								TOTAL
	BASE	CORE FFO	SS NOI	FUNCTIONAL		2023 LTIP TARGET (1)				COMPENSATION
	SALARY	PER SHARE	GROWTH	GOALS	TOTAL	SERVICE	FAD	3-YR TSR	TOTAL	TARGET
Bolton CEO	$916,078	$1,202,352	$400,784	N/A	$1,603,136	$1,007,686	$1,511,529	$2,519,215	$5,038,430	$7,557,644
Campbell CFO	$566,640	$ 368,316	$184,158	$184,158	$ 736,632	$ 311,652	$ 467,478	$ 779,130	$1,558,260	$2,861,532
DelPriore CAO	$563,302	$ 366,146	$183,073	$183,073	$ 732,292	$ 309,816	$ 464,724	$ 774,540	$1,549,080	$2,844,674
Hill CIO	$500,007	$ 325,005	N/A	$325,005	$ 650,010	$ 250,004	$ 375,005	$ 625,009	$1,250,018	$2,400,035
Argo CSAO	$366,299	$ 164,835	$82,417	$82,417	$ 329,669	$ 87,912	$ 131,868	$ 219,779	$ 439,559	$1,135,527

(1)	To the extent earned, awards under the 2023 LTIP are issued in shares of restricted stock that then vest over various time periods. The number of target shares of restricted stock are based on the closing stock price of $157.74 on January 4, 2023, the grant date for the 2023 LTIP.

2024 PROXY STATEMENT	50

PROPOSAL 2: EXECUTIVE COMPENSATION

The 2023 target compensation opportunities outlined on the prior page result in the following percentage breakouts between variable (or performance-based) and fixed compensation, equity and cash compensation, and long-term and short-term compensation, showing that the majority of our NEOs’ compensation is performance-based, long-term in nature and in the form of equity to align our leadership with the long-term interests of shareholders.

2023 COMPENSATION CAPS P2, P3

The following schedule provides the maximum direct compensation opportunities, or caps, for over-performance from target under the 2023 NEO compensation packages. The values presented in the below table inherently incorporate use of the +25% discretionary modifier under the 2023 AIP, as use of the modifier is capped at the AIP maximum opportunities.

	2023	2023 AIP MAXIMUM								TOTAL
	BASE	CORE FFO	SS NOI	FUNCTIONAL		2023 LTIP MAXIMUM				COMPENSATION
	SALARY	PER SHARE	GROWTH	GOALS	TOTAL	SERVICE	FAD	3-YR TSR	TOTAL	MAXIMUM
Bolton CEO	$916,078	$2,404,705	$801,568	N/A	$3,206,273	$1,007,686	$2,267,293	$5,038,429	$8,313,408	$12,435,759
Campbell CFO	$566,640	$ 736,632	$368,316	$230,226	$1,335,174	$ 311,652	$ 701,217	$1,558,260	$2,571,129	$ 4,472,943
DelPriore GC	$563,302	$ 732,293	$366,146	$228,870	$1,327,309	$ 309,816	$ 697,086	$1,549,081	$2,555,983	$ 4,446,594
Hill CIO	$500,007	$ 650,009	N/A	$406,256	$1,056,265	$ 250,004	$ 562,508	$1,250,018	$2,062,530	$ 3,618,802
Argo CSAO	$366,299	$ 329,669	$164,835	$103,040	$ 597,544	$ 87,912	$ 197,801	$ 439,559	$ 725,272	$ 1,689,115

2024 PROXY STATEMENT	51

PROPOSAL 2: EXECUTIVE COMPENSATION

2023 NEO COMPENSATION REALIZED

2023 MAA PERFORMANCE

The Compensation Committee believes it is important that executive compensation reflects the overall performance and health of the company including both annual financial measures and long-term shareholder return and has, therefore, tied a substantial majority of our CEO’s and each of the other NEO’s compensation to performance measures. Below is a review of our performance during 2023. You can find more details in our Annual Report on Form 10-K filed with the SEC on February 9, 2024.

OVERALL MAA FINANCIAL PERFORMANCE

	Initial 2023 Guidance	Actual 2023
SS Property Revenue Growth	5.25% - 7.25%	6.2%
SS Operating Expense Growth	5.15% - 7.15%	6.5%
SS NOI Growth	5.30% - 7.30%	6.0%	See pages 83 for a reconciliation of NOI to Net income available for MAA common shareholders, and an expanded discussion of the components of NOI.
Earnings per Common Share –Diluted	$5.97 - $6.37	$4.71
Core FFO per Share –Diluted	$8.88 - $9.28	$9.17	See pages 83 for a reconciliation of Core FFO to Net income available for MAA common shareholders and an expanded discussion of the components of Core FFO.

RETURNS TO SHAREHOLDERS

COMMON DIVIDENDS

✓ Declared our 120th consecutive common dividend in December 2023 (paid in January 2024)

✓ Returned approximately $651.7 million to common shareholders in the form of cash dividends during 2023

✓ Annual common dividend rate increased 12% from $4.675 in 2022 to $5.60 in 2023

ANNUAL DIVIDEND PAID PER COMMON SHARE
TSR

We use TSR as a measure of the financial value we create for shareholders as TSR combines share price appreciation and the reinvestment of dividends to provide an annualized percentage of the total performance of shares of stock over time.

ONE YEAR TSR	In 2023, MAA underperformed both a sector index and the S&P 500 Index.	MAA	-11.1%
		Dow Jones US Real Estate Apartments Index	7.1%
		S&P 500 Index	26.3%
FIVE YEAR CUMULATIVE TSR

The chart to the right shows how a $100 investment in MAA common stock on December 31, 2018 would have grown to $164.44 on December 31, 2023, with dividends reinvested quarterly. The chart also compares the total shareholder return on our common stock to the same investment in the S&P 500 Index and the Dow Jones US Real Estate Apartment Index.

2024 PROXY STATEMENT	52

PROPOSAL 2: EXECUTIVE COMPENSATION

COMPENSATION INCENTIVE PLAN PERFORMANCE METRIC RESULTS

The below charts compare the actual performance results of the financial and market metrics in our executive incentive plans that had performance periods ending on December 31, 2023, to the performance award range established in the respective plan.

2023 AIP CORE FFO PER SHARE
$8.88		$9.08	$9.17	$9.28	Performance range equals initial 2023 guidance
Threshold		Target	Actual	Maximum

2023 AIP SS NOI GROWTH
5.3%	6.0%	6.3%		7.3%	Performance range equals initial 2023 guidance
Threshold	Actual	Target		Maximum

2023 LTIP FAD (in millions)
$732.7		$748.7		$764.7	$778.0	Performance range equals initial 2023 guidance
Threshold		Target		Maximum	Actual

2021 LTIP RELATIVE ANNUALIZED 3-YR TSR (1)
1.15%	5.06%	5.15%		9.15%	Target based on the Dow Jones US Real Estate Apartments Index, threshold at -400 bps and maximum at +400 bps.
Threshold	Actual	Target		Maximum

(1)	To eliminate the impact of any one market day’s price volatility, the calculations for TSR under the 2021 LTIP utilize the average of the closing stock prices in the months of December 2020 and December 2023 as the beginning and ending stock prices for the calculations.

See pages 83 for a reconciliation of Core FFO per Share (as calculated under the 2023 AIP) and FAD (as calculated under the 2023 LTIP) to Net income available for MAA common shareholders, and an expanded discussion of the components of Core FFO per Share and FAD.

2023 DIRECT NEO COMPENSATION REALIZED

In March 2024, the Compensation Committee reviewed the performance under the compensation incentive plans for our executive officers to determine awards earned thereunder. The following discussion reviews the total compensation realized by our CEO and other NEOs for 2023.

2023 FINANCIAL METRICS

The Compensation Committee noted that the results of the performance financial metrics varied, (see the Compensation Incentive Plan Performance Metric Results section on page 53), noting Core FFO per Share results were between target and maximum, SS NOI Growth was between threshold and target and FAD was above the maximum level. The Compensation Committee determined no adjustments allowable under the 2023 AIP were warranted and awarded the corresponding opportunities to actual results for Core FFO per Share and SS NOI Growth. Because FAD was above the maximum level, the award was capped at the maximum opportunity.

MARKET METRIC

The performance period for the 2021 LTIP TSR metric concluded on December 31, 2023. Under the 2021 LTIP, awards for the market metric, a three-year compounded annualized relative total shareholder return, are dependent on a range of results based on the comparable performance of the SNL U.S. REIT Multifamily Index with target set at the index performance, threshold set at 400 basis points below the performance of the index and maximum set at 400 basis points above the performance of the index. As the SNL U.S. REIT Multifamily Index ceased to be published during the performance period, under the provisions of the 2021 LTIP, the Compensation Committee replaced the index with the Dow Jones US Real Estate Apartments Index (the composition of which is materially similar to the previous index). At its March 2024 meeting, the Compensation Committee reviewed the results of the market metric under the 2021 LTIP, noting that MAA’s three-year compound annualized TSR, as calculated under the 2021 LTIP, of 5.06% was above the index benchmark of 4.67%, resulting in an award between target and maximum.

2024 PROXY STATEMENT	53

PROPOSAL 2: EXECUTIVE COMPENSATION

2023 FUNCTIONAL GOALS

The Compensation Committee also reviewed the achievement of individual functional goals as previously set in the beginning of 2023 for each of the NEOs under the 2023 AIP. The committee noted that, in alignment with our overall performance for the year, some goals related to our financial guidance for 2023 were either not met or were not fully met. The Compensation Committee also noted that each NEO’s goals related to corporate sustainability were materially met. The committee discussed the performance of the EVPs with our CEO and the performance of the CEO amongst the committee members. Following these discussions, the Compensation Committee made the following determinations in regards to the level of completion of each of the NEO’s functional goals under the 2023 AIP.

ALBERT M. CAMPBELL III

In discussing Mr. Campbell’s goal achievements for 2023, the Compensation Committee noted that balance sheet and capital structure goals were materially achieved, as were enhancements to tax planning modelling, and internal and external auditing procedures. The Compensation Committee also noted that corporate sustainability goals related to enhancing materiality surveys and key annual disclosures were materially completed. The Compensation Committee then noted that some goals related to investor relations and enhancements to account payable procedures and efficiencies made good progress during the year but were not as materially complete as other goals. Taking into account the level of completion of all of Mr. Campbell’s functional goals, the Compensation Committee determined Mr. Campbell achieved 93.8% of his functional goals under the 2023 AIP.

ROBERT J. DELPRIORE

In discussing Mr. DelPriore’s goal achievements for 2023, the Compensation Committee noted that goals related to certain expense controls, regulatory reviews, NOI and leasing performance of our commercial division, corporate sustainability disclosures, and enhanced involvement with industry associations and legislative procedures were materially completed. The Compensation Committee then noted that while goals related to support of property legal needs progressed during the year, they were not materially achieved. Taking into account the level of completion of all of Mr. DelPriore’s functional goals, the Compensation Committee determined Mr. DelPriore achieved 96.6% of his functional goals under the 2023 AIP.

A. BRADLEY HILL

In discussing Mr. Hill’s goal achievements for 2023, the Compensation Committee noted that goals surrounding pre-development work for planned projects, timely delivery of development units, meeting proforma NOI yields, certain financial lease-up property goals and expense controls were materially met. The Compensation Committee also noted that corporate sustainability goals related to New Building Green Certifications were met. The Compensation Committee then noted that goals related to development starts and dispositions were materially not met as strategic decisions were made to delay certain transactional projects. Taking into account the level of completion of all of Mr. Hill’s functional goals and the change in strategy which moved previously expected transactional activity to 2024, the Compensation Committee determined Mr. Hill achieved 79.6% of his functional goals under the 2023 AIP.

TIMOTHY ARGO

In discussing Mr. Argo’s goal achievements for 2023, the Compensation Committee noted that most of the performance result goals related to asset management targets were met, but certain revenue management and operating margin goals tied to our initial guidance for 2023 were either not met or did not perform as well as expected. The Compensation Committee also noted that corporate sustainability goals related to energy efficiency and our rollout of Smart Home technology were materially completed. Taking into account the level of completion of all of Mr. Argo’s functional goals, the Compensation Committee determined Mr. Argo achieved 80.0% of his functional goals under the 2023 AIP.

2024 PROXY STATEMENT	54

PROPOSAL 2: EXECUTIVE COMPENSATION

As a result of the previous determinations, the compensation awarded to the CEO by the Board upon recommendation from the Compensation Committee, and the compensation awarded to the other NEOs by the Compensation Committee, is provided below.

DIRECT COMPENSATION REALIZED IN 2023

								TOTAL		TOTALS AS AWARDED
	2023	2023 AIP						DIRECT			SHARES OF
	SALARY	CORE FFO	SS NOI	FUNCTIONAL	2023 LTIP (1)		2021 LTIP (1)	COMPENSATION			RESTRICTED
	RECEIVED	PER SHARE	GROWTH	GOALS	SERVICE	FAD	3-YR TSR	REALIZED (2)	TARGET	CASH	STOCK
Bolton CEO	$914,723	$1,743,411	$310,615	N/A	$ 858,930	$1,932,594	$2,186,589	$ 7,946,862	$6,855,704	$2,968,749	37,023
Campbell CFO	$565,802	$ 534,058	$142,731	$ 172,740	$ 265,559	$ 597,675	$ 875,066	$ 3,153,630	$2,809,745	$1,415,331	12,928
DelPriore CAO	$562,469	$ 530,912	$141,890	$ 176,904	$ 264,079	$ 594,179	$ 853,418	$ 3,123,851	$2,779,421	$1,412,175	12,730
Hill CIO	$496,743	$ 471,257	N/A	$ 258,704	$ 212,985	$ 479,484	$ 315,443	$ 2,234,616	$2,037,256	$1,226,704	7,496
Argo CSAO	$375,692	$ 239,010	$ 63,879	$ 65,926	$ 74,894	$ 168,478	$ 141,586	$ 1,129,466	$1,033,471	$ 744,507	2,863
(1)	Represents shares of restricted stock granted or earned in 2023, valued at the closing stock price of $134.46 on December 29, 2023.

(2)	Total direct compensation realized includes salary received during 2023, short-term bonuses earned under the 2023 AIP, the value (based on the December 29, 2023 closing stock price of $134.46) of service shares and awards earned in relation to the FAD metric (for which the performance period ended on December 31, 2023) under the 2023 LTIP, and awards earned under the 2021 LTIP for the 3-Year TSR metric (for which the performance period ended on December 31, 2023) based on the closing stock price on December 29, 2023 of $134.46.

The direct compensation realized in 2023 represents the percent of target opportunities as indicated in the table below.

		2023 AIP
		CORE FFO	SS NOI	FUNCTIONAL	2023 LTIP (2)		2021 LTIP (2)
	SALARY (1)	PER SHARE	GROWTH	GOALS	SERVICE (3)	FAD (3)	3-YR TSR (4)	TOTAL
Bolton CEO	100%	145%	78%	N/A	85%	128%	120%	116%
Campbell CFO	100%	145%	78%	94%	85%	128%	120%	112%
DelPriore CAO	100%	145%	78%	97%	85%	128%	120%	112%
Hill CIO	99%	145%	N/A	80%	85%	128%	120%	110%
Argo CSAO	103%	145%	78%	80%	85%	128%	120%	109%
(1)	Mr. Argo’s salary received in 2023 includes back pay from the end of 2022, representing the correct timing of a promotion.

(2)	The compensation in these columns was awarded in shares of restricted stock that remain at risk of forfeiture until vested, dependent upon the NEO’s continued employment in good standing with MAA through each vest date.

(3)	The percent of target values reflects the drop in stock price from $157.74 on the January 4, 2023 grant date (the target value) to $134.46 at the close of business on December 29, 2023. The value of these shares will continue to increase or decrease in relation to the returns achieved for shareholders.

(4)	The percent of target values reflects the increase in stock price from $122.71 on the January 4, 2021 grant date (the target value) to $134.46 at the close of business on December 29, 2023. The value of these shares will continue to increase or decrease in relation to the returns achieved for shareholders.

OTHER COMPENSATION ELEMENTS

BENEFITS

In addition to their direct compensation, the NEOs also participate in benefit programs, which are generally available to all of our associates, dependent upon the specific eligibility requirements related to each. In general, benefits are designed to provide a safety net of protection against the financial catastrophes that can result from illness, disability or death, and to provide a reasonable level of retirement income based on years of service.

401(K) PLAN

Our CEO and other NEOs are eligible to participate in our 401(K) Plan, a qualified retirement plan made available to all of our eligible associates that allows participants to make pre-tax elective deferral contributions as a percentage of their compensation as well as catch-up contributions in any year in which the participant will be at least age 50 by the end of the year. For 2023, MAA made matching contributions under the 401(K) Plan of 100% of a participant’s contribution on the first 3% of their compensation and 50% of a participant’s contribution on the next 2% of their compensation. Participants may defer up to 75% of their compensation under the 401(K) Plan until they reach the limitation imposed by Section 401(a) of the Code, for the given year.

Under the terms of the 401(K) Plan, benefits generally start on or after the date the participant reaches the age of 65. Under the law, participants must begin receiving benefits by April 1st following the later of the calendar year in which a participant reaches the age of 72 (73 if a participant reached the age of 72 after December 31, 2022,) or retires.

Additional information and NEO participation during 2023 can be found on page 63.

2024 PROXY STATEMENT	55

PROPOSAL 2: EXECUTIVE COMPENSATION

EXECUTIVE DEFERRED COMPENSATION PLAN

Our CEO and other NEOs are eligible to participate in the Executive Deferred Compensation Plan, which is a supplemental nonqualified deferred compensation plan made available to all executives to enable them to accumulate additional retirement benefits beyond the limitations on participant contributions placed on the 401(K) Plan. MAA, at its discretion, may make matching contributions in accordance with the matching contribution formula in the 401(K) Plan. As such, in 2023, MAA made matching contributions under the Executive Deferred Compensation Plan of 100% of a participant’s contribution on the first 3% of their compensation and 50% of a participant’s contribution on the next 2% of their compensation. The matching contributions were made only on compensation that was in excess of the limitation imposed by Section 401(a) of the Code on the 401(K) Plan that would have been eligible for the match. Participants may defer up to 50% of their compensation and 90% of their annual bonus.

In accordance with the Executive Deferred Compensation Plan, distributions for balances prior to 2016 are made in five equal annual installments beginning on the first day following the sixth full month occurring after the earliest of death, disability, or separation from service. Balances from 2016 and forward will be distributed in compliance with the participant’s previous elections for the specific contributions in the form of either a lump-sum payment or substantially equal annual installments amortized over a period not to exceed ten years beginning on the later of January 1st or six months and a day after the participant’s separation from service. Notwithstanding the foregoing, in the case of a participant who becomes entitled to receive benefits on account of disability, the balances from 2016 and forward will be paid in a lump sum on or after the 15th of the first month following determination of disability.

Unlike contributions made in the 401(K) Plan, the deferred compensation amounts contributed by our NEOs and any resultant matches by MAA, are considered general assets of the company and are subject to claims of MAA’s creditors. In 2016, MAA transferred the assets of the Executive Deferred Compensation Plan to an irrevocable rabbi trust to offer some security to the participants. While assets in the rabbi trust are still subject to creditors’ claims in a corporate bankruptcy, they cannot be accessed by MAA for any purpose other than to pay participant benefits under the Executive Deferred Compensation Plan. Additional information and NEO participation during 2023 can be found on page 64.

EMPLOYMENT AGREEMENTS

Mr. Bolton is our only NEO with an employment agreement. The material terms of his employment agreement and amounts payable under that agreement are described on pages 65-66.

CHANGE IN CONTROL AGREEMENTS

Messrs. Campbell, DelPriore, Hill and Argo have change in control agreements. These change in control agreements and the amounts payable under the agreements are described on pages 65-66.

TAX AND ACCOUNTING IMPLICATIONS OF COMPENSATION

Section 162(m) of the Code historically limited the tax deductibility of annual compensation paid by a publicly held corporation to its “covered employees,” which Section 162(m) defines as the corporation’s principal executive officer or any of its three other most highly compensated executive officers (other than its principal financial officer), to $1 million, unless the compensation qualified as performance-based compensation under Section 162(m). Under the Tax Cuts and Jobs Act of 2017, this “performance-based” exception was eliminated, and the definition of “covered employees” generally was expanded to cover all named executive officers, including the principal financial officer. These new rules generally apply to taxable years beginning after December 31, 2017, but do not apply to compensation provided pursuant to a written, binding contract in effect on November 2, 2017 that is not modified in any material respect after that date.

The American Rescue Plan Act of 2021 amended Section 162(m) of the Code to expand the covered employees subject to its compensation deduction limitation. Pursuant to the amendment, five additional employees will be covered each year, and such employees need not be executive officers of the company. In addition, any employee identified as the CEO, CFO, or the next three highest-paid employees in any applicable year would remain a covered employee indefinitely. The new rule would apply to taxable years beginning after December 31, 2026.

Since MAA qualifies as a REIT under the Code and is generally not subject to federal income taxes, we believe the payment of compensation that may exceed the deduction limit under Section 162(m) would not have a material adverse consequence to us, provided we continue to distribute 100% of our taxable income. If we make compensation payments subject to Section 162(m) limitations on deductibility, we may be required to make additional distributions to shareholders to comply with our REIT distribution requirements and eliminate our U.S. federal income tax liability or, alternatively, a larger portion of shareholder distributions that would otherwise have been treated as a return of capital may be subject to federal income tax treatment as dividend income. Although we are mindful of the limits imposed by Section 162(m), even if it is determined that Section 162(m) applies or may apply to certain of our compensation packages, we have reserved, and will continue to reserve, the right to structure our compensation packages and awards in a manner that may exceed the limitation on deduction imposed by Section 162(m).

2024 PROXY STATEMENT	56

PROPOSAL 2: EXECUTIVE COMPENSATION

CONCLUSION

The Compensation Committee believes that our executive leadership is a key component of our ability to successfully execute on our strategy to deliver sustainable and growing value to our shareholders. As such, designing an executive compensation program that attracts, retains and motivates individuals with the right skills and abilities to execute our strategy while also balancing cost to MAA and its shareholders, preserves the ability to maintain compensation levels over the long-term and minimize risks associated with incentive compensation plans is critically important.

The Compensation Committee believes it has historically maintained compensation for our executive officers at levels that reflect the talent and success of the individuals being compensated, is sufficiently comparable to our industry peers to allow us to retain our key personnel at levels which are appropriate and sustainable for MAA, and, with the majority of the compensation opportunities being directly tied to performance, appropriately focuses and motivates executive endeavors to fully realize our long-term strategy.

The Compensation Committee believes the idea of creating ownership in MAA helps align management’s interests with the interests of shareholders and will continue to develop, analyze and review its methods for aligning executive management’s long-term compensation with the benefits generated for shareholders. The Compensation Committee has no pre-determined timeline for implementing new or ongoing long-term incentive plans. New plans are reviewed, discussed and implemented as the Compensation Committee feels it is necessary or appropriate as a measure to incent, retain and reward our executive management.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of MAA reviewed and discussed with management the information contained in the Compensation Discussion and Analysis section of this Proxy Statement and recommended to the Board that the Compensation Discussion and Analysis section be included in this Proxy Statement and our Annual Report on Form 10-K.

COMPENSATION COMMITTEE:

Toni Jennings, CHAIRMAN

Deborah H. Caplan

John P. Case

Thomas H. Lowder

Claude B. Nielsen

2024 PROXY STATEMENT	57

PROPOSAL 2: EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION TABLES

SUMMARY COMPENSATION TABLE

The below table sets forth information regarding compensation earned by our NEOs. As required by Item 402 of Regulation S-K under the Exchange Act, the values for stock awards represent the full grant date fair value of such awards determined in accordance with FASB ASC Topic 718 and appear in aggregate in the year of the grant. These amounts represent the total expense that MAA expects to recognize over time related to the award as of the grant date; however, due to performance requirements, the length of certain performance periods, vesting schedules and continued employment requirements, the amounts may or may not represent the actual value of stock realized by the NEOs, if at all, or the timing of stock acquired by the NEOs. For information on actual shares issued to NEOs related to the fair value amounts provided in the below table, see the footnotes to this table and the Outstanding Equity Awards at Fiscal Year-End table found on page 61.

Mr. Argo was determined to meet the requirements to be considered an NEO of MAA in December 2023. As a newer designated NEO, under the disclosure requirements of the SEC, the tables in this Executive Compensation Tables section of this Proxy Statement only contain compensation information for Mr. Argo for fiscal year 2023, the year in which he was designated an NEO.

					Non-Equity
				Stock	Incentive Plan	All Other
		Salary	Bonus	Awards	Compensation	Compensation
Name and		($)	($)	($)	($)	($)	Total
Principal Position	Year	(1)	(2)	(3)	(4)	(5)	($)
H. Eric Bolton, Jr.	2023	$914,723	$500	$4,728,342	$2,054,026	$318,174	$8,015,765
CEO	2022	$879,857	$600	$4,123,473	$3,082,955	$282,132	$8,369,017
	2021	$854,543	$700	$3,742,806	$2,993,160	$76,446	$7,667,655
Albert M. Campbell, III	2023	$565,802	$500	$1,462,358	$849,529	$128,926	$3,007,115
EVP and CFO	2022	$544,236	$600	$1,402,816	$1,227,130	$129,183	$3,303,965
	2021	$528,578	$700	$1,498,016	$1,196,907	$41,624	$3,265,825
Robert J. DelPriore	2023	$562,469	$500	$1,453,743	$849,706	$127,785	$2,994,203
EVP and CAO	2022	$540,645	$400	$1,394,553	$1,223,422	$126,006	$3,285,026
	2021	$515,456	$600	$1,460,827	$1,167,142	$40,465	$3,184,490
A. Bradley Hill	2023	$496,743	$500	$1,173,086	$729,960	$77,904	$2,478,193
EVP and CIO	2022	$413,067	$600	$777,372	$787,955	$63,966	$2,042,960
	2021	$351,811	$700	$540,081	$692,218	$30,222	$1,615,032
Timothy Argo	2023	$375,692	$500	$412,506	$368,815	$40,813	$1,198,326
EVP and CSAO

(1)	Represents salary paid during the calendar year indicated. These values may differ slightly from the base salary amounts set by the Compensation Committee of the Board as a result of the actual number of pay periods which fall in any given calendar year.

(2)	Reflects an annual holiday bonus paid to all associates based on length of service and, based on health insurance selected by the NEO, a wellness incentive available to all associates within a certain health insurance option offered by MAA.

(3)	Represents the aggregate grant date fair value based upon probable outcome in accordance with FASB ASC Topic 718 in the year of the grant. For a complete description of the assumptions made in determining the FASB ASC Topic 718 valuation, refer to the note titled Stock-Based Compensation to the consolidated financial statements included in our Annual Report on Form 10-K for the indicated fiscal year. Additional details for each grant can be found in the table to the right. For purposes of the table, shares issued in 2024 are classified as Shares Earned as of December 31, 2023 as long as the performance period for the resultant share issuance was completed by December 31, 2023. In addition, the Maximum Opportunity amounts provided in the table represent the total cap amount in each plan, as applicable, by the Compensation Committee and will not necessarily tie to the FASB ASC Topic 718 amount reflected in the Summary Compensation Table.
	Maximum Opportunity as Granted		Shares Earned	Maximum Future
		Number	as of	Share
Year	In Dollars	Of Shares	12/31/2023	Opportunity
2023 LTIP
Bolton	$8,313,408	52,702	20,761	31,941
Campbell	$2,571,129	16,298	6,420	9,878
DelPriore	$2,555,983	16,203	6,383	9,820
Hill	$2,062,529	13,074	5,150	7,924
Argo	$725,272	4,596	1,810	2,786
2022 LTIP
Bolton	$7,266,963	31,956	12,588	19,368
Campbell	$2,472,238	10,871	4,282	6,589
DelPriore	$2,457,677	10,807	4,257	6,550
Hill	$1,369,995	6,024	2,373	3,651
2021 LTIP
Bolton	$5,997,006	48,870	35,513	-
Campbell	$2,400,233	19,558	14,212	-
DelPriore	$2,340,647	19,074	13,861	-
Hill	$865,358	7,050	5,123	-

2024 PROXY STATEMENT	58

PROPOSAL 2: EXECUTIVE COMPENSATION

(4)	Represents cash bonuses paid under the AIPs.

(5)	Represents matching contributions made by MAA to the Executive Deferred Compensation Plan and 401(K) Plan as detailed in the table below.

	Deferred
	Comp Plan	401(K) Plan	Total
2023
Bolton	$152,814	$13,200	$166,014
Campbell	$60,737	$13,200	$73,937
DelPriore	$60,422	$13,200	$73,622
Hill	$36,634	$13,200	$49,834
Argo	$16,062	$14,052	$30,114
2022
Bolton	$131,955	$12,200	$144,155
Campbell	$59,759	$12,200	$71,959
DelPriore	$58,346	$12,200	$70,546
Hill	$29,972	$12,200	$42,172
2021
Bolton	$64,846	$11,600	$76,446
Campbell	$30,024	$11,600	$41,624
DelPriore	$28,865	$11,600	$40,465
Hill	$18,622	$11,600	$30,222

The remaining balances in this column represent dividends paid on unvested shares of restricted stock that were not included in the grant date fair value amounts (determined in accordance with FASB ASC Topic 718) in the Stock Awards column.

2024 PROXY STATEMENT	59

PROPOSAL 2: EXECUTIVE COMPENSATION

GRANTS OF PLAN-BASED AWARDS

The following table summarizes grants of plan-based awards made to our NEOs during 2023.

			Estimated Future Payouts			Estimated Future Payouts			Grant Date
			Under Non-Equity Incentive			Under Equity Incentive			Fair Value of
			Plan Awards (1)			Plan Awards (2)			Stock Awards
	Grant	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	(3)
Name	Type	Date	($)	($)	($)	(#)	(#)	(#)	($)
Bolton	AIP	12/13/2022	$ 400,784	$ 1,603,136	$ 3,206,273
CEO	LTIP	1/4/2023				12,775	31,940	52,702	$ 4,728,342
Campbell	AIP	12/13/2022	$ 322,305	$ 736,632	$ 1,289,106
CFO	LTIP	1/4/2023				3,950	9,877	16,298	$ 1,462,358
DelPriore	AIP	12/13/2022	$ 320,406	$ 732,292	$ 1,281,512
CAO	LTIP	1/4/2023				3,927	9,820	16,203	$ 1,453,743
Hill	AIP	12/13/2022	$ 406,256	$ 650,010	$ 975,014
CIO	LTIP	1/4/2023				3,168	7,923	13,074	$ 1,173,086
Argo	AIP	12/13/2022	$ 144,249	$ 329,669	$ 576,921
CSAO	LTIP	1/4/2023				1,113	2,785	4,596	$ 412,506

(1)	On December 13, 2022, the Compensation Committee, and in regards to Mr. Bolton’s participation, the Board, approved the 2023 AIP for executive management.

(2)	The Compensation Committee, and in regards to Mr. Bolton’s participation, the Board, approved the 2023 LTIP with a grant date of January 4, 2023. The 2023 LTIP consists of three award opportunities as outlined below.

(i)	The actual shares of restricted stock presented in the table to the right were issued on the grant date and remain at risk of forfeiture until vested. The shares will vest equally over three years on the anniversary of the issuance date dependent upon continued employment in good standing through each vest date. The shares of restricted stock will receive dividend payments equivalent to dividend payments made to our common shareholders until the restricted shares vest or are forfeited.

Actual
Service-Based Shares
Bolton	6,388
Campbell	1,975
DelPriore	1,964
Hill	1,584
Argo	557

(ii)	The actual shares of restricted stock presented in the table to the right represent the performance shares earned based on our FAD results during fiscal year 2023 and were issued on April 4, 2024. The shares will vest equally over two years on the anniversary of the issue date dependent upon continued employment in good standing through each vest date and remain at risk of forfeiture until vested. The issued shares of restricted stock will receive dividend payments equivalent to dividend payments made to our common shareholders until the restricted share vest or are forfeited. The performance shares did not receive dividend payments or dividend equivalents during the performance period.
	FAD Performance Shares
	Actual	Threshold	Target	Maximum
Bolton	14,373	2,395	9,582	14,373
Campbell	4,445	741	2,963	4,445
DelPriore	4,419	736	2,946	4,419
Hill	3,566	594	2,377	3,566
Argo	1,253	208	835	1,253

(iii)	Shares of restricted stock representing performance shares based on our relative three-year TSR performance from 2023 through 2025 as compared to the performance of the Dow Jones US Real Estate Apartments Index over the same period, will be issued, to the extent earned, on April 4, 2026. Any shares of restricted stock issued will immediately vest upon issuance. The performance shares will not receive dividend payments or dividend equivalents during the performance period.
	TSR Performance Shares
	Threshold	Target	Maximum
Bolton	3,992	15,970	31,941
Campbell	1,234	4,939	9,878
DelPriore	1,227	4,910	9,820
Hill	990	3,962	7,924
Argo	348	1,393	2,786

(3)	These amounts are also reflected in the Summary Compensation Table under “Stock Awards”.

2024 PROXY STATEMENT	60

PROPOSAL 2: EXECUTIVE COMPENSATION

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The below table summarizes the number of unvested outstanding equity awards held by each of our NEOs as of December 31, 2023, including awards earned as of December 31, 2023 but not issued until 2024, as well as the market value of the awards as of December 31, 2023, based on the closing stock price of $134.46 on December 29, 2023. These awards are often related to long-term incentive plans with performance periods in prior years. Frequently, the shares were also issued in prior years and are subject to various vesting periods through which the shares remain forfeitable, contingent upon continued employment in good standing through each respective vest date. Please refer to the footnotes of the table for further details. None of our NEOs hold any stock options.

		Stock Awards
		Number of		Market Value of
		Shares or Units of		Shares or Units of
	Grant	Stock That Have		Stock That Have
Name	Date	Not Vested (#)		Not Vested ($)
Bolton	1/4/2021	1,975	(1)	$ 265,559
CEO	1/4/2021	6,664	(2)	$ 896,041
	1/4/2021	16,262	(3)	$ 2,186,589
	1/4/2022	2,583	(4)	$ 347,310
	1/4/2022	8,715	(5)	$ 1,171,819
	1/4/2023	6,388	(6)	$ 858,930
	1/4/2023	14,373	(7)	$ 1,932,594
Campbell	1/4/2021	791	(1)	$ 106,358
CFO	1/4/2021	2,667	(2)	$ 358,605
	1/4/2021	6,508	(3)	$ 875,066
	1/4/2022	879	(4)	$ 118,190
	1/4/2022	2,965	(5)	$ 398,674
	1/4/2023	1,975	(6)	$ 265,559
	1/4/2023	4,445	(7)	$ 597,675
DelPriore	1/4/2021	771	(1)	$ 103,669
CAO	1/4/2021	2,601	(2)	$ 349,730
	1/4/2021	6,347	(3)	$ 853,418
	1/4/2022	874	(4)	$ 117,518
	1/4/2022	2,947	(5)	$ 396,254
	1/4/2023	1,964	(6)	$ 264,079
	1/4/2023	4,419	(7)	$ 594,179
Hill	1/4/2021	285	(1)	$ 38,321
CIO	1/4/2021	962	(2)	$ 129,351
	1/4/2021	2,346	(3)	$ 315,443
	1/4/2022	487	(4)	$ 65,482
	1/4/2022	1,643	(5)	$ 220,918
	1/4/2023	1,584	(6)	$ 212,985
	1/4/2023	3,566	(7)	$ 479,484
Argo	1/4/2021	128	(1)	$ 17,211
CSAO	1/4/2021	432	(2)	$ 58,087
	1/4/2021	1,053	(3)	$ 141,586
	1/4/2022	179	(4)	$ 24,068
	1/4/2022	604	(5)	$ 81,214
	1/4/2023	557	(6)	$ 74,894
	1/4/2023	1,253	(7)	$ 168,478

(1)	Represents the remaining unvested restricted service-based shares issued on January 4, 2021 under the 2021 LTIP, which vest equally over three years on the anniversary of the issuance date.

(2)	Represents the restricted shares issued on April 1, 2022 under the 2021 LTIP related to the performance of the MAA financial metric, which vest equally over two years on the anniversary of the issuance date.

(3)	Represents restricted shares which were earned as of December 31, 2023 but not issued until April 1, 2024 under the 2021 LTIP related to the performance under the TSR metric, which immediately vested upon issuance.

(4)	Represents the remaining unvested restricted service-based shares issued on January 4, 2022 under the 2022 LTIP, which vest equally over three years on the anniversary of the issuance date.

(5)	Represents the restricted shares issued on April 3, 2023 under the 2022 LTIP related to the performance of the MAA financial metric, which vest equally over two years on the anniversary of the issuance date.

(6)	Represents the remaining unvested restricted service-based shares issued on January 4, 2023 under the 2023 LTIP, which vest equally over three years on the anniversary of the issuance date.

(7)	Represents the restricted shares earned on December 31, 2023 but not issued until April 1, 2024 under the 2023 LTIP related to the performance of the MAA financial metric, which vest equally over two years on the anniversary of the issuance date.

2024 PROXY STATEMENT	61

PROPOSAL 2: EXECUTIVE COMPENSATION

OPTION EXERCISES AND STOCK VESTED

The following table summarizes the number of shares acquired upon the vesting of stock awards and the value realized by our NEOs, as a result of such vestings, during 2023. None of our NEOs hold any stock options. Accordingly, no options were exercised in 2023 by our NEOs.

	Stock Awards
	Number of Shares
	Acquired on	Value Realized
Name	Vesting (#) (1)	on Vesting ($) (2)
Bolton CEO	36,524	$ 5,530,923
Campbell CFO	16,004	$ 2,422,281
DelPriore CAO	15,517	$ 2,348,194
Hill CIO	5,878	$ 890,150
Argo CSAO	1,684	$ 256,277

(1)	The shares represented in this column vested from various plans as indicated in the below table.

		ASC 718	Stock	Shares	Vested	Remaining
Name	Plan	Grant Date	Issue Date	Granted	in 2023 (3)	Unvested	Vesting Schedule
Bolton	2018 LTIP	1/9/2018	1/9/2018	7,341	1,469	-	20% annually from 1/9/2019
Campbell	2018 LTIP	1/9/2018	1/9/2018	3,565	713	-	20% annually from 1/9/2019
DelPriore	2018 LTIP	1/9/2018	1/9/2018	2,980	596	-	20% annually from 1/9/2019
Hill	2018 LTIP	1/9/2018	1/9/2018	1,263	253	-	20% annually from 1/9/2019
Argo	2018 LTIP	1/9/2018	1/9/2018	520	104	-	20% annually from 1/9/2019
Bolton	2020 LTIP	1/9/2020	1/9/2020	4,825	1,609	-	33.33% annually from 1/9/2021
Campbell	2020 LTIP	1/9/2020	1/9/2020	2,189	730	-	33.33% annually from 1/9/2021
DelPriore	2020 LTIP	1/9/2020	1/9/2020	2,134	712	-	33.33% annually from 1/9/2021
Hill	2020 LTIP	1/9/2020	1/9/2020	789	264	-	33.33% annually from 1/9/2021
Argo	2020 LTIP	1/9/2020	1/9/2020	429	144	-	33.33% annually from 1/9/2021
Bolton	2020 LTIP	1/9/2020	4/1/2021	10,874	5,437	-	50% annually from 4/1/2022
Campbell	2020 LTIP	1/9/2020	4/1/2021	4,935	2,468	-	50% annually from 4/1/2022
DelPriore	2020 LTIP	1/9/2020	4/1/2021	4,812	2,406	-	50% annually from 4/1/2022
Hill	2020 LTIP	1/9/2020	4/1/2021	1,775	888	-	50% annually from 4/1/2022
Argo	2020 LTIP	1/9/2020	4/1/2021	429	215	-	50% annually from 4/1/2022
Bolton	2020 LTIP	1/9/2020	4/1/2023	18,081	18,081	-	100% upon issuance
Campbell	2020 LTIP	1/9/2020	4/1/2023	8,198	8,198	-	100% upon issuance
DelPriore	2020 LTIP	1/9/2020	4/1/2023	7,995	7,995	-	100% upon issuance
Hill	2020 LTIP	1/9/2020	4/1/2023	2,984	2,984	-	100% upon issuance
Argo	2020 LTIP	1/9/2020	4/1/2023	573	573	-	100% upon issuance
Bolton	2021 LTIP	1/4/2021	1/4/2021	5,923	1,974	1,975	33.33% annually from 1/4/2022
Campbell	2021 LTIP	1/4/2021	1/4/2021	2,370	790	791	33.33% annually from 1/4/2022
DelPriore	2021 LTIP	1/4/2021	1/4/2021	2,312	771	771	33.33% annually from 1/4/2022
Hill	2021 LTIP	1/4/2021	1/4/2021	854	285	285	33.33% annually from 1/4/2022
Argo	2021 LTIP	1/4/2021	1/4/2021	383	128	128	33.33% annually from 1/4/2022
Bolton	2021 LTIP	1/4/2021	4/1/2022	13,328	6,664	6,664	50% annually from 4/1/2023
Campbell	2021 LTIP	1/4/2021	4/1/2022	5,334	2,667	2,667	50% annually from 4/1/2023
DelPriore	2021 LTIP	1/4/2021	4/1/2022	5,202	2,601	2,601	50% annually from 4/1/2023
Hill	2021 LTIP	1/4/2021	4/1/2022	1,923	961	962	50% annually from 4/1/2023
Argo	2021 LTIP	1/4/2021	4/1/2022	863	431	432	50% annually from 4/1/2023
Bolton	2022 LTIP	1/4/2022	1/4/2022	3,873	1,290	2,583	33.33% annually from 1/4/2023
Campbell	2022 LTIP	1/4/2022	1/4/2022	1,317	438	879	33.33% annually from 1/4/2023
DelPriore	2022 LTIP	1/4/2022	1/4/2022	1,310	436	874	33.33% annually from 1/4/2023
Hill	2022 LTIP	1/4/2022	1/4/2022	730	243	487	33.33% annually from 1/4/2023
Argo	2022 LTIP	1/4/2022	1/4/2022	268	89	179	33.33% annually from 1/4/2023

(2)	Represents the number of shares vesting multiplied by the respective closing stock price on the vesting date.

2024 PROXY STATEMENT	62

PROPOSAL 2: EXECUTIVE COMPENSATION

401(K) PLAN

We adopted a 401(K) Plan under the terms of which participants may elect to defer a percentage of their compensation and we may match a portion of their deferral. Under the terms of the 401(K) Plan, benefits generally start on or after the date the participant reaches the age of 65. Under the law, participants must begin receiving benefits by April 1st following the later of the calendar year in which a participant reaches the age of 72 (73 if a participant reached the age of 72 after December 31, 2022,) or retires.

The mutual funds available for investment in the 401(K) Plan for 2023, as well as those fund’s respective rates of return for 2023, are provided below.

		2023 Rate
Name of Fund	Ticker	of Return
American Funds 2010 Target Date Retirement Fund Class R6	RFTTX	8.67%
American Funds 2015 Target Date Retirement Fund Class R6	RFJTX	9.57%
American Funds 2020 Target Date Retirement Fund Class R6	RRCTX	10.46%
American Funds 2025 Target Date Retirement Fund Class R6	RFDTX	11.94%
American Funds 2030 Target Date Retirement Fund Class R6	RFETX	14.52%
American Funds 2035 Target Date Retirement Fund Class R6	RFFTX	16.90%
American Funds 2040 Target Date Retirement Fund Class R6	RFGTX	19.33%
American Funds 2045 Target Date Retirement Fund Class R6	RFHTX	20.15%
American Funds 2050 Target Date Retirement Fund Class R6	RFITX	20.83%
American Funds 2055 Target Date Retirement Fund Class R6	RFKTX	21.40%
American Funds 2060 Target Date Retirement Fund Class R6	RFUTX	21.61%
American Funds EuroPacific Growth Fund Class R6	RERGX	16.05%
Carillon Eagle Mid Cap Growth Fund Class R6	HRAUX	20.12%
ClearBridge Small Cap Growth Fund Class IS	LMOIX	9.11%
Cohen & Steers Real Estate Securities Fund, Inc. Class Z	CSZIX	13.23%
Fidelity 500 Index Fund	FXAIX	26.29%
Fidelity Global ex US Index Fund	FSGGX	15.59%
Fidelity Mid Cap Index Fund	FSMDX	17.21%
Fidelity Small Cap Index Fund	FSSNX	17.15%
Fidelity Large Cap Growth Index	FSPGX	42.77%
Fidelity US Bond Index Fund	FXNAX	5.56%
Goldman Sachs Small Cap Value Insights Fund Class R6	GTTUX	17.52%
JPMorgan Equity Income Fund Class R6	OIEJX	5.04%
Victory Sycamore Established Value Fund Class R6	VEVRX	10.35%

The table below provides the balance as of December 31, 2023, of our NEOs’ 401(K) Plan accounts.

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions in	Contributions in	Earnings (Loss)	Withdrawals/	Balance
	Last FY	Last FY	in Last FY (1)	Distributions	at Last FYE
Name	($)	($)	($)	($)	($)
Bolton CEO	$ 30,000	$ 13,200	$ 33,601	$ -	$ 371,832
Campbell CFO	$ 30,000	$ 13,200	$ 134,160	$ -	$ 985,971
DelPriore CAO	$ 30,000	$ 13,200	$ 46,779	$ -	$ 339,713
Hill CIO	$ 13,200	$ 13,200	$ 46,857	$ -	$ 513,991
Argo CSAO	$ 20,488	$ 14,052	$ 93,248	$ -	$ 610,060

(1)	Values represent aggregate deemed investment earnings or losses from voluntary deferrals and our contributions, as applicable, as well as minimal investment fund fees. The 401(K) Plan does not guarantee a return on deferred amounts.

2024 PROXY STATEMENT	63

PROPOSAL 2: EXECUTIVE COMPENSATION

EXECUTIVE DEFERRED COMPENSATION PLAN

The Executive Deferred Compensation Plan is available to all executive management. Under the terms of the Executive Deferred Compensation Plan, participants may elect to defer a percentage of their compensation and we may match a portion of their deferral. Distributions from the Executive Deferred Compensation Plan for balances prior to 2016 are made in five equal annual installments beginning on the first day following the sixth full month occurring after the earliest of death, disability, or separation from service. Balances from 2016 and forward will be distributed in compliance with the participant’s previous elections for the specific contributions in the form of either a lump-sum payment or substantially equal annual installments amortized over a period not to exceed ten years beginning on the later of January 1st or six months and a day after the participant’s separation from service. Notwithstanding the foregoing, in the case of a participant who becomes entitled to receive benefits on account of disability, the balances from 2016 and forward will be paid in a lump sum on or after the 15th of the first month following determination of disability.

The mutual funds available for investment in the Executive Deferred Compensation Plan for 2023, as well as those fund’s respective rates of return for 2023, are provided below.

		2023 Rate
Name of Fund	Ticker	of Return
American Funds 2010 Target Date Retirement Fund Class R6	RFTTX	8.67%
American Funds 2015 Target Date Retirement Fund Class R6	RFJTX	9.57%
American Funds 2020 Target Date Retirement Fund Class R6	RRCTX	10.46%
American Funds 2025 Target Date Retirement Fund Class R6	RFDTX	11.94%
American Funds 2030 Target Date Retirement Fund Class R6	RFETX	14.52%
American Funds 2035 Target Date Retirement Fund Class R6	RFFTX	16.90%
American Funds 2040 Target Date Retirement Fund Class R6	RFGTX	19.33%
American Funds 2045 Target Date Retirement Fund Class R6	RFHTX	20.15%
American Funds 2050 Target Date Retirement Fund Class R6	RFITX	20.83%
American Funds 2055 Target Date Retirement Fund Class R6	RFKTX	21.40%
American Funds 2060 Target Date Retirement Fund Class R6	RFUTX	21.61%
American Funds EuroPacific Growth Fund Class R6	RERGX	16.05%
Carillon Eagle Mid Cap Growth Fund Class R6	HRAUX	20.12%
ClearBridge Small Cap Growth Fund Class IS	LMOIX	9.11%
Cohen & Steers Real Estate Securities Fund, Inc. Class Z	CSZIX	13.23%
Fidelity 500 Index Fund	FXAIX	26.29%
Fidelity Global ex US Index Fund	FSGGX	15.59%
Fidelity Mid Cap Index Fund	FSMDX	17.21%
Fidelity Small Cap Index Fund	FSSNX	17.15%
Fidelity Large Cap Growth Index	FSPGX	42.77%
Fidelity US Bond Index Fund	FXNAX	5.56%
Goldman Sachs Small Cap Value Insights Fund Class R6	GTTUX	17.52%
JPMorgan Equity Income Fund Class R6	OIEJX	5.04%
PGIM Total Return Bond Fund Class R6	PTRQX	7.78%
Vanguard Treasury Money Mkt Inv	VUSXX	5.05%
Victory Sycamore Established Value Fund Class R6	VEVRX	10.35%

The table below provides the balance as of December 31, 2023, of our NEOs’ Executive Deferred Compensation Plan accounts.

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions in	Contributions in	Earnings (Loss)	Withdrawals/	Balance
	Last FY	Last FY	in Last FY (1)	Distributions	at Last FYE
Name	($)	($)	($)	($)	($)
Bolton CEO	$ 213,477	$ 152,814	$ 407,639	$ -	$ 5,209,152
Campbell CFO	$ 339,392	$ 60,737	$ 424,404	$ -	$ 3,209,226
DelPriore CAO	$ 92,028	$ 60,422	$ 128,780	$ -	$ 1,297,700
Hill CIO	$ 98,319	$ 36,634	$ 81,083	$ -	$ 577,777
Argo CSAO	$ 19,345	$ 16,062	$ 6,358	$ -	$ 60,163

(1)	Values represent deemed combined investment earnings or losses from voluntary deferrals and our contributions, as applicable. The Executive Deferred Compensation Plan does not guarantee a return on deferred amounts.

2024 PROXY STATEMENT	64

PROPOSAL 2: EXECUTIVE COMPENSATION

EMPLOYMENT AGREEMENTS AND POTENTIAL PAYMENTS UPON CHANGE IN CONTROL

EMPLOYMENT AGREEMENTS

Mr. Bolton entered into an employment agreement with us on March 24, 2015, that replaced his previous agreement which had been entered into in 2008. The employment agreement outlines the compensation he will receive and (i) has a term of one year that renews automatically on the first day of each month for an additional one-month period, so that on the first day of each month, unless sooner terminated in accordance with the terms of the agreement, the remaining term is one year; (ii) provides for an annual base salary for Mr. Bolton, subject to change at the discretion of the Compensation Committee; and (iii) allows for annual incentive/bonus compensation.

Upon Mr. Bolton’s termination due to death or permanent disability or in the event he is terminated without cause or resigns for good reason, we will pay Mr. Bolton (or his personal representative) all amounts due to him as of the date of termination under the terms of all incentive and bonus plans, and will also continue to pay him his base salary as then in effect for one year after the termination. In addition, all stock options or shares of restricted stock issued to Mr. Bolton will become fully vested and exercisable in accordance with the terms of the underlying equity incentive plan on the termination date. Alternatively, Mr. Bolton may elect to receive an amount in cash equal to the in-the-money value of the shares covered by all such options.  In compliance with the 2021 LTIP, 2022 LTIP and 2023 LTIP, Mr. Bolton will also receive a pro-rata award (based on the number of days from grant to termination date) of any Performance Share Awards which would have been earned and issued under the plans except for the fact that the termination date preceded the end of the performance period. Shares of restricted stock will be issued in line with the underlying plan timing and will be immediately fully vested. Finally, we will pay to Mr. Bolton all legal fees incurred by him in connection with his termination without cause or resignation for good reason.

If Mr. Bolton is terminated without cause in anticipation of, on, or within three years after a change in control or resigns for good reason within three years after a change in control, he is entitled to receive a payment equal to the sum of 2.99 times his annual base salary in effect on the date of termination plus 2.99 times his average annual cash bonus paid during the two immediately preceding fiscal years. However, if the change in control transaction occurs within three years of Mr. Bolton’s planned retirement date, the maximum change in control payment would be the base salary and bonus payable to Mr. Bolton through the anticipated date of retirement.  In addition, all stock options and shares of restricted stock issued to Mr. Bolton shall become fully vested and exercisable in accordance with the terms of the underlying equity incentive plan on the termination date. Alternatively, Mr. Bolton may elect to receive an amount in cash equal to the greater of (i) the in-the-money value of the shares covered by all such options or (ii) the difference between the highest per share price for our shares paid in connection with the change in control and the per share exercise price of the options held by him, multiplied by the number of shares covered by all such options. In compliance with the 2021 LTIP, 2022 LTIP and 2023 LTIP, if Mr. Bolton is terminated without cause after negotiations for a sale event have begun and the sale event closes within 90 days of Mr. Bolton’s termination date, the maximum Performance Share Awards for which the performance period had not yet completed prior to his termination date, shall be considered to be earned in full. The maximum number of restricted shares would be issued to Mr. Bolton and be fully vested immediately prior to the consummation of the sale event. Finally, we will pay Mr. Bolton all legal fees incurred by him in connection with the change in control termination.

The employment agreement also contains certain confidentiality and non-competition provisions, as well as the agreement of Mr. Bolton, for a period of two years following a change in control termination, not to have an interest in a competitor or engage in a competitive business, in any capacity, within five miles of a property we own at the time of termination of employment.

CHANGE IN CONTROL AGREEMENTS

Messrs. Campbell, DelPriore, Hill and Argo have change in control agreements that were entered into on March 24, 2015, in regards to Messrs. Campbell and DelPriore, December 13, 2021, in regards to Mr. Hill and March 20, 2024, in regards to Mr. Argo. The agreements outline the compensation they will receive under certain change in control scenarios.

Pursuant to each of their change in control agreements, in the event of a change in control termination, Messrs. Campbell, DelPriore, Hill and/or Argo are entitled to receive a payment equal to the sum of 2.99 times their annual base salary in effect on the date of termination plus 2.99 times their average annual cash bonus paid during the two immediately preceding fiscal years.  In addition, all stock options and shares of restricted stock issued to Messrs. Campbell, DelPriore, Hill and/or Argo shall become fully vested and exercisable in accordance with the terms of the underlying equity incentive plan on the termination date. Alternatively, Messrs. Campbell, DelPriore, Hill and/or Argo may elect to receive an amount in cash equal to the greater of (i) the in-the-money value of the shares covered by all such options or (ii) the difference between the highest per share price for our shares paid in connection with the change in control and the per share exercise price of the options held by them, multiplied by the number of shares covered by all such options. In compliance with the 2021 LTIP, 2022 LTIP and 2023 LTIP, if Messrs. Campbell, DelPriore, Hill and/or Argo are terminated without cause after negotiations for a sale event have begun and the sale event closes within 90 days of the termination date, the maximum Performance Share Awards for which the performance period had not yet completed prior to the termination date, shall be considered to be earned in full. The maximum number of restricted shares would be issued and be fully vested immediately prior to the consummation of the sale event. Finally, we will pay Messrs. Campbell, DelPriore, Hill and/or Argo all legal fees incurred by them in connection with the change in control. The change in control agreements also require that Messrs. Campbell, DelPriore, Hill and/or Argo, for a period of two years following a change in control termination, not have an interest in a competitor or engage in a competitive business, in any capacity, within five miles of a property we own at the time of termination of employment.

2024 PROXY STATEMENT	65

PROPOSAL 2: EXECUTIVE COMPENSATION

CALCULATION OF BENEFITS

The following tables include an estimate of the potential payments we would be required to make upon termination of employment of the NEOs in each of the circumstances described below. In providing the estimated potential payments, we have made the following general assumptions in all circumstances where applicable.

✓	The date of termination is December 31, 2023

✓	The annual salary at the time of termination equals the 2023 base salary as established by the Compensation Committee, and in regards to Mr. Bolton, by the Board

✓	There is no accrued and unpaid salary

✓	There is no unpaid reimbursement for expenses incurred prior to the date of termination

TERMINATION DUE TO DEATH OR DISABILITY OR BY MAA WITHOUT CAUSE OR BY THE NEO FOR GOOD REASON IN THE ABSENCE OF A CHANGE IN CONTROL

Severance Benefit Component	Bolton CEO	Campbell CFO (4)	DelPriore CAO (4)	Hill CIO (4)	Argo CSAO (4)
12 months base salary (1)	$916,078	$-	$-	$-	$-
Pro-rated bonus	$1,603,136	$-	$-	$-	$-
Equity awards (2)	$10,083,215	$5,580,418	$5,546,400	$4,508,503	$3,669,876
Insurance (3)	$13,725	$-	$-	$-	$-
Total	$12,616,154	$5,580,418	$5,546,400	$4,508,503	$3,669,876

(1)	Semi-monthly payments of base salary for one year following the termination date, subject to the six-month delayed payment rule under Section 409A of the Internal Revenue Code.

(2)	Aggregate number of issued but unvested restricted shares as of December 31, 2023.

(3)	Upon a termination, other than death, lump sum payment for 12 months of insurance coverage for health, dental, life and disability substantially equivalent to the costs under MAA’s benefit plans.

(4)	NEO is not entitled to receive any severance benefits except certain equity awards in accordance with the terms and conditions of the applicable incentive plan document.

TERMINATION BY MAA WITHOUT CAUSE (OR BY THE NEO FOR GOOD REASON) IN ANTICIPATION OF, ON, OR WITHIN A SPECIFIED PERIOD AFTER A CHANGE IN CONTROL

Severance Benefit Component	Bolton CEO	Campbell CFO	DelPriore CAO	Hill CIO	Argo CSAO
2.99 x base salary	$2,739,073	$1,694,254	$1,684,273	$1,495,021	N/A
2.99 x bonus (1)	$9,083,792	$3,623,935	$3,573,893	$2,212,859	N/A
1.00 x Base Salary (2)	N/A	N/A	N/A	N/A	$366,299
1.00 x bonus (1)(2)	N/A	N/A	N/A	N/A	$249,270
Pro-rated bonus	$1,603,136	$736,632	$732,292	$650,010	$329,669
Equity awards (3)	$16,354,235	$5,653,371	$5,581,031	$3,277,866	$1,237,301
Insurance (4)	$27,450	$24,987	$25,252	$39,609	N/A
Total	$29,807,687	$11,733,178	$11,596,742	$7,675,364	$2,182,539

(1)	Bonus is the average annual cash bonus paid for the two immediately preceding fiscal years.

(2)	For Mr. Argo, he is entitled to one times his annual base salary in effect on the Termination Date plus one times the average annual cash bonus paid for the two immediately preceding fiscal years.

(3)	Aggregate number of (i) issued but unvested restricted shares as of December 31, 2023, (ii) the maximum number of performance share awards under the 2021 LTIP, the 2022 LTIP, and the 2023 LTIP, multiplied by $134.46, the closing price for MAA’s common stock on the NYSE on December 31, 2023.

(4)	For Mr. Bolton, lump sum payment for 24 months of insurance coverage for health, dental, vision, life, and disability substantially equivalent to the costs under MAA’s benefit plans. For Messrs. Campbell, DelPriore, and Hill, lump sum payment for 24 months insurance coverage for health, dental and vision.

2024 PROXY STATEMENT	66

CEO PAY RATIO

CEO PAY RATIO

As directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act, on August 5, 2015, the SEC adopted final rules regarding disclosure of (i) the median of the annual total compensation of all employees of a company, other than its principal executive officer, (ii) the annual total compensation of the company’s principal executive officer, and (iii) the ratio of those two amounts, or pay ratio. The purpose of this disclosure requirement is to provide a measure of the equitability of pay within the organization and to assist shareholders in better understanding and assessing a company’s executive compensation practices. We encourage you to consider this information in conjunction with the information provided in the Compensation Discussion and Analysis section of this Proxy Statement beginning on page 42, which includes discussions on our compensation philosophy, percentage of executive pay tied to our performance results and long-term total shareholder return, peer comparisons and other information you may find useful in evaluating the appropriateness of our executive compensation packages. Our pay ratio is provided to assist you in evaluating our compensation practices and may not be meaningful when compared against other companies as impacts of varying organizational structures on employment bases and their respective compensation practices, as well as the methodology, assumptions and estimates any one company uses in determining their median employee, may impact the pay ratios among and within industries.

IDENTIFICATION OF MEDIAN EMPLOYEE

Calculations to identify the median employee are required by the SEC to be done every three years. As our last median employee identification occurred in conjunction with our 2020 pay ratio analysis, we performed an analysis to identify a new median employee for 2023. The following discussion provides details on how we identified the median employee for 2023.

POPULATION OF EMPLOYEES ANALYZED

The below outlines the full population of employees included in our 2023 analysis to identify our median employee.

WE INCLUDED EMPLOYEES IF THEY WERE:

✓ Employed by MAA or any of its subsidiaries,

✓ Employed on December 31, 2023, and

✓ Classified as full-time, part-time or temporary, except as set forth in the “We Excluded” column

WE EXCLUDED EMPLOYEES IF THEY WERE:

✗ Our CEO,

✗ Contract workers,

✗ Temporary workers employed, and whose compensation was determined, by an unaffiliated third party,

✗ A seasonal employee (MAA does not have seasonal employees), or

✗ An international employee (MAA does not have international employees)

DATA USED TO IDENTIFY MEDIAN EMPLOYEE

To identify our median employee, we reviewed the 2023 income reported in Box 1 of Form W-2 for employees of MAA and its subsidiaries. While the value in Box 1 of Form W-2 is not calculated in the same manner as the total compensation in the Summary Compensation Table (the value on which the pay ratio is based), we felt it provided a consistent reporting value that could be applied across all associates that includes amounts for the largest categories of compensation represented in the Summary Compensation Table, which are salary, cash bonuses and stock awards. In regards to MAA’s compensation packages, the largest difference between the compensation reported in the Summary Compensation Table and Box 1 of Form W-2 is the value associated with stock awards, as the Summary Compensation Table reflects the full grant date fair value in accordance with FASB ASC Topic 718 in the year of grant while Box 1 of Form W-2 reflects the actual compensation realized in the year of vesting of stock awards actually earned. While these values can be materially different both in terms of amount and year in which they are recognized, given the limited number of participants in our equity incentive plans, we believe the differences in value would not move a participant from above the median to below the median and, therefore, would not have an impact on the identification of our median employee.

Before identifying the median employee, we adjusted the Box 1 of Form W-2 values to annualize the income of full-time and part-time employees hired after January 1, 2023, and employees who were on leave for a portion of the year for active military duty, under the Family and Medical Leave Act or as a result of an unpaid leave of absence. We made no other adjustments to the Box 1 of Form W-2 values, including any adjustments to normalize cost-of-living across geographic locations, before determining the median employee.

TOTAL MEDIAN EMPLOYEE COMPENSATION CALCULATION

After identifying the median employee, we calculated that employee’s compensation to match the required disclosures in the Summary Compensation Table, to provide a comparable value to the amount of total compensation disclosed for Mr. Bolton, our CEO, and in compliance with SEC requirements. The total annual compensation for our median employee in 2023 was $45,501.

RESULTS

Mr. Bolton, our CEO, is our principal executive officer. When considering Mr. Bolton’s total annual compensation of $8,015,765 for 2023, as calculated in compliance with the required disclosures for the Summary Compensation Table, the ratio of our median employee’s total annual compensation to our principal executive officer’s total annual compensation was approximately 1:176.

2024 PROXY STATEMENT	67

PAY VERSUS PERFORMANCE

PAY VERSUS PERFORMANCE

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive CAP and certain MAA performance for the fiscal years listed below. You should refer to the Compensation Disclosure and Analysis section of this Proxy Statement for a detailed description of how executive compensation relates to our performance and how the Compensation Committee makes its decisions.

Value of Initial Fixed $100 Investment Based On:
Year (a)	Summary Compensation Table Total for PEO (b)	Compensation Actually Paid to PEO (c)	Average Summary Compensation Table Total for Non-PEO NEOs (d)	Average Compensation Actually Paid to Non-PEO NEOs (e)	Total Shareholder Return (f)	Peer Group Total Shareholder Return (g)	Net Income (in thousands) (h)	Company Selected Measure Core FFO per Share (i)
2020	$ 4,725,312	$ 4,657,228	$ 1,959,200	$ 1,950,573	$ 99.32	$ 88.07	$ 264,015	$ 6.43
2021	$ 7,667,655	$ 22,312,216	$ 2,855,123	$ 8,092,843	$ 184.54	$ 142.47	$ 550,702	$ 7.01
2022	$ 8,369,017	$ 2,852,716	$ 3,144,347	$ 1,269,983	$ 129.63	$ 96.76	$ 654,776	$ 8.50
2023	$ 8,015,765	$ 2,144,633	$ 2,419,459	$ 986,781	$ 115.28	$ 103.64	$ 567,831	$ 9.17

Column (b): Represents the Total amount in the Summary Compensation Table for Mr. Bolton, our CEO, for all years shown.

Column (c): CAP to Mr. Bolton, our CEO, was calculated as outlined below.

PEO	2020	2021	2022	2023
SCT Total Compensation	$4,725,312	$7,667,655	$8,369,017	$8,015,765
Less: Stock and Option Award Values Reported in SCT	(2,852,176)	(3,742,806)	(4,123,473)	(4,728,342)
Plus: Fair Value for Stock and Option Awards Granted	3,737,339	9,658,031	3,478,219	3,304,816
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years	277,089	7,960,118	(4,189,587)	(4,244,626)
Change in Fair Value of Stock and Option Awards from Prior Years that Vested	(1,230,336)	769,218	(681,460)	(202,980)
Less: Fair Value of Stock and Option Awards Forfeited	-	-	-	-
Less: Aggregate Change in Actuarial Present Value of Accumulated Benefit Under Pension Plans	-	-	-	-
Plus: Aggregate Service Cost and Prior Service Cost for Pension Plans	-	-	-	-
CAP	$4,657,228	$22,312,216	$2,852,716	$2,144,633

Column (d):	Represents the average Total amount in the Summary Compensation Table for the Non-PEO NEOs for each respective year. In 2020, our NEOs, other than the CEO, were Messrs. Campbell and DelPriore, Thomas L. Grimes, Jr. and Melanie Carpenter. In 2021 and 2022, our NEOs, other than the CEO, were Messrs. Campbell, DelPriore, Grimes and Hill. In 2023, our NEOs, other than the CEO, were Messrs. Campbell, DelPriore, Hill and Argo.

Column (e):	Average CAP to each year’s Non-PEO NEOs was calculated as outlined below.

Average of NEOs	2020	2021	2022	2023
SCT Total Compensation	$1,959,200	$2,855,123	$3,144,347	$2,419,459
Less: Stock and Option Award Values Reported in SCT	(1,059,644)	(1,258,533)	(1,253,096)	(1,125,423)
Plus: Fair Value for Stock and Option Awards Granted	1,389,290	3,247,309	1,056,848	786,497
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years	107,852	2,968,733	(1,418,158)	(1,039,069)
Change in Fair Value of Stock and Option Awards from Prior Years that Vested	(446,125)	280,211	(259,958)	(54,684)
Less: Fair Value of Stock and Option Awards Forfeited	-	-	-	-
Less: Aggregate Change in Actuarial Present Value of Accumulated Benefit Under Pension Plans	-	-	-	-
Plus: Aggregate Service Cost and Prior Service Cost for Pension Plans	-	-	-	-
CAP	$1,950,573	$8,092,843	$1,269,983	$986,781

Column (f):	Represents the cumulative value of $100 invested in MAA on December 29, 2019 through the last day of each respective year.
Column (g):	Represents the cumulative value of $100 invested in the Dow Jones U.S. Real Estate Apartment Index, (the comparative index used in our incentive plans for performance share grants tied to multi-year relative TSR), on December 29, 2019 through the last day of each respective year.
Column (h):	Represents the Net Income of MAA for each respective year, as expressed in thousands.
Column (i):	Besides the relative 3-Year TSR metric in our incentive plans for NEOs, the largest performance compensation metric is Core FFO per share, a key metric for assessing our overall financial performance and the primary award financial metric within the AIP for our NEOs. For a reconciliation of Core FFO per Share to Net income available to our common shareholders, see pages 83.

2024 PROXY STATEMENT	68

PAY VERSUS PERFORMANCE

RELATIONSHIP BETWEEN PAY AND PERFORMANCE

Below are graphs that reflect the relationship between CAP to our CEO and other NEOs against the market and financial metrics included in the Pay versus Performance table on the previous page.

The relationship between CAP to our PEO and Average CAP to our Non-PEO NEOs to the Value of an Initial Fixed $100 Investment Based on cumulative TSR and cumulative Peer Group TSR is presented in the following chart.

The relationship between CAP to our PEO and Average CAP to our Non-PEO NEOs to Core FFO per Share is presented in the following chart.

The relationship between CAP to our PEO and Average CAP to our

Non-PEO NEOs to Net Income is presented in the following chart.

The below list of financial measures represents the measures the Compensation Committee felt were the most important measures in linking executive CAP to our performance during 2023. Consequently, these measures were used in our compensation incentive plans to link awards to performance realized.

3-Year TSR of MAA versus 3-Year TSR of the Dow Jones US Real Estate Apartment Index

Annual Core FFO per Share

Annual SS NOI Growth

Annual FAD

2024 PROXY STATEMENT	69

PROPOSAL 3: INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL 3:	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2024	FOR

MATTER TO BE VOTED

Ratification of the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for 2024.

The Audit Committee is solely responsible for selecting our independent registered public accounting firm and has selected Ernst & Young LLP to audit our financial statements and internal controls over financial reporting as of the fiscal year ending December 31, 2024. Although shareholder approval is not required to appoint Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2024, our Board believes that submitting the appointment of Ernst & Young LLP to the shareholders for ratification is a matter of good corporate governance.

VOTE REQUIRED

This proposal will be approved if the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal.

Shareholder approval for the appointment of our independent registered public accounting firm is not required, but the Board is submitting the selection of Ernst & Young LLP for ratification in order to obtain the views of our shareholders. The Audit Committee will consider a vote against the firm by the shareholders in selecting our independent registered public accounting firm in the future.

IMPACT OF ABSTENTIONS: Abstentions will have no legal effect on whether this proposal is approved.
IMPACT OF BROKER NON-VOTES: Broker non-votes will have no legal effect on whether this proposal is approved.
BOARD RECOMMENDATION
On behalf of the Audit Committee, the Board recommends you vote FOR the ratification of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2024

Ernst & Young LLP audited our annual financial statements for the fiscal year ended December 31, 2023, and our internal control over financial reporting as of December 31, 2023. On February 6, 2024, following a review of the qualifications, performance, cost and independence of Ernst & Young LLP, among other considerations, the Audit Committee appointed Ernst & Young LLP to be our independent registered public accounting firm for the fiscal year ending December 31, 2024.

Ernst & Young LLP has performed as our external auditors continuously since 2005. The Audit Committee believes that the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2024 is in the best long-term interest of our shareholders.

A representative of Ernst & Young LLP will attend the Annual Meeting to make a statement if they so desire and to answer any appropriate questions.

2024 PROXY STATEMENT	70

PROPOSAL 3: INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AUDIT AND NON AUDIT FEES

The following table shows the fees paid or accrued by us for audit and other services provided by Ernst & Young LLP, our independent registered public accounting firm, for the years ended December 31, 2023, and 2022.

SEC rules under Section 202 of the Sarbanes-Oxley Act of 2002 require the Audit Committee to pre-approve audit and non-audit services provided by our independent registered public accounting firm. In 2002, our Audit Committee began pre-approving all services provided by our independent registered public accounting firm and has pre-approved all services since that time. The Audit Committee has determined that the nature and level of non-audit services that Ernst & Young LLP provides to us is compatible with maintaining the independence of Ernst & Young LLP

	2023	2022
Audit Fees (1)	$ 2,100,000	$ 1,898,245
Audit-Related Fees (2)	-	-
Tax Fees (3)	396,764	542,222
All Other Fees (4)	-	2,390
Total Fees	$ 2,496,764	$ 2,442,857

(1)	Audit Fees consists of fees billed for professional services rendered and expenses incurred relating to the audit of our financial statements and internal control over financial reporting, the review of our interim financial statements and the work performed on securities offerings and other filings with the SEC, including comfort letters, consents and comment letters.

(2)	Audit-Related Fees consists of fees billed for professional services rendered and expenses incurred for assurance and other services related to the audit of our financial statements that are not reported under audit fees.

(3)	Tax Fees consists of fees billed for professional services rendered and expenses incurred related to tax return preparation and compliance and general tax consulting. For 2023, Tax Fees included fees billed specifically pertaining to tax return compliance, Mid-America Apartments, L.P. tax capital modeling, cost segregation studies, and general federal and state tax consulting. For 2022, Tax Fees included fees billed specifically pertaining to tax return compliance, Mid-America Apartments, L.P. tax capital modeling, Section 1031 “Like Kind” consulting, Section 382 analysis, cost segregation studies, general federal and state tax consulting, and work related to corporate responsibility tax credits.

(4)	All Other Fees consists of a fee billed for a subscription to an online technical accounting and tax information resource.

AUDIT COMMITTEE POLICIES

PRACTICES RELATED TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

SOLE AUTHORITY TO APPOINT OR REPLACE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has the sole authority to appoint or replace the independent registered public accounting firm and is responsible for the compensation and oversight of the work of the independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work, or performing other audit, review or attestation services for MAA. As such, the independent registered public accounting firm reports directly to the Audit Committee.

OVERSIGHT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

In addition to quarterly written materials submitted to the Audit Committee, representatives of the independent registered public accounting firm meet with the Audit Committee, management and Internal Audit on a quarterly basis. The Audit Committee routinely meets with representatives of the independent registered public accounting firm as well as management and/or Internal Audit in separate executive sessions throughout the year. The Chairman of the Audit Committee may also receive or request periodic or ad hoc updates from the independent registered public accounting firm, management and/or Internal Audit between scheduled meetings, as desired.

2024 PROXY STATEMENT	71

PROPOSAL 3: INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRE-APPROVAL OF ALL AUDITING AND NON-AUDITING SERVICES

The Audit Committee pre-approves all auditing services and permitted non-audit services to be performed by the independent registered public accounting firm. The Audit Committee has delegated the authority to pre-approve such services and fees to the Chairman of the Audit Committee when scheduling a full committee meeting to timely consider a proposed service or fee is not feasible. Any decisions to pre-approve services or fees made solely by the Chairman of the Audit Committee are presented to the full Audit Committee for ratification at its next scheduled meeting. Authority to pre-approve services and fees of the independent registered public accounting firm may not be delegated to any member of management.

ANNUAL EVALUATION AND SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee annually evaluates the performance of our independent registered public accounting firm and audit engagement team and determines whether to reengage the then current firm. Among other items, the Audit Committee considers the following factors when making this determination:

✓    The Audit Committee’s determination of prior performance of the independent registered public accounting firm including the quality and efficiency of work performed as well as familiarity of our operations, accounting policies and procedures and internal control over financial reporting,

✓    Independence considerations including independence controls of the independent registered public accounting firm and the type and quantity of non-audit services provided to us, any member of the Board and any NEO,

✓    Recent Public Company Accounting Oversight Board reports related generally to the independent registered public accounting firm and specifically to audits performed by members of our engagement team,

✓    Depth of financial, accounting and industry experience, technical expertise and resources of the independent registered public accounting firm in general and of the members of the audit engagement team specifically,

✓    The quality, candor and frequency of the independent registered public accounting firm’s communications,

✓    The appropriateness of fees charged by the independent registered public accounting firm, and

✓    The results of the most recent shareholder vote to ratify the appointment of the independent registered public accounting firm. Shareholders ratified the selection of Ernst & Young LLP to be our independent registered public accounting firm for 2023 by 98.8% at the 2023 Annual Meeting of Shareholders.

ROTATION OF AUDIT ENGAGEMENT TEAM MEMBERS

The Audit Committee ensures that the rotation of the lead audit partner and audit engagement team members of our independent registered public accounting firm is done in compliance with NYSE and SEC regulations. In addition, the Audit Committee participates in the selection and approval of the lead audit partner and may, from time to time, also engage in discussions surrounding individual audit engagement team member needs.

HIRING OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM EMPLOYEES

RESTRICTIONS ON HIRING OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM EMPLOYEES

MAA will not hire an individual who is concurrently an employee of its independent registered public accounting firm, nor will MAA hire an individual in an accounting role or financial reporting oversight role if they remain in a position to influence MAA’s independent registered public accounting firm’s operations or policies.

REQUIRED APPROVAL FOR HIRING PREVIOUS MEMBERS OF AUDIT ENGAGEMENT TEAM

MAA’s Principal Accounting Officer or Chief Financial Officer must approve the hiring of any candidate who served on the independent registered public accounting firm’s audit engagement team for MAA.

COOLING OFF PERIOD BEFORE HIRING PREVIOUS MEMBERS OF AUDIT ENGAGEMENT TEAM

MAA will not hire a former member of the independent registered public accounting firm’s audit engagement team for MAA in an accounting or financial reporting oversight role before a required “cooling-off” period has elapsed.

REPORTING OF HIRING PREVIOUS MEMBERS OF AUDIT ENGAGEMENT TEAM TO AUDIT COMMITTEE

Management discloses all hires of former members of the independent registered public accounting firm’s audit engagement team for accounting or financial reporting oversight roles to the Audit Committee at least quarterly.

2024 PROXY STATEMENT	72

PROPOSAL 3: INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

OTHER PRACTICES

AUDIT COMMITTEE COMPRISED SOLELY OF INDEPENDENT MEMBERS OF THE BOARD

The Audit Committee is comprised solely of independent members of the Board.

FINANCIAL EXPERT

Tamara Fischer, Alan B. Graf, Jr. and Edith Kelly-Green serve on the Audit Committee and have been determined by the Audit Committee and the Board to meet the definition of an audit committee financial expert under the applicable SEC rules. Ms. Fischer, Mr. Graf and Ms. Kelly-Green are independent under NYSE and SEC independence standards applicable to Audit Committee members.

ANONYMOUS WHISTLEBLOWER PLATFORM

The Audit Committee has established a formal Whistleblower Policy with related procedures which allows for the anonymous submission and addressing of concerns related to accounting, internal accounting controls and auditing matters. The policy and procedures are reviewed annually by the Audit Committee and are publicly provided with other corporate governance materials on MAA’s investor relations website at http://ir.maac.com/Corporate-Governance.

2024 PROXY STATEMENT	73

PROPOSAL 3: INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AUDIT COMMITTEE REPORT

The Audit Committee has the responsibilities and powers set forth in its charter which include the responsibility to assist our Board of Directors in its oversight of our accounting and financial reporting principles and policies and internal audit controls and procedures, the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, the performance of the independent auditor and our internal audit function, pre-approval of related party transactions and our endeavors to address cybersecurity and environmental, social and governance risks. The Audit Committee is also required to prepare this report to be included in our annual Proxy Statement pursuant to the proxy rules of the SEC.

Management is responsible for the identification, assessment and management of cybersecurity, environmental, social and governance risks, the preparation, presentation and integrity of our financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures to provide for compliance with accounting standards and applicable laws and regulations. The internal auditor is responsible for testing such internal controls and procedures. Our independent registered public accounting firm is responsible for planning and carrying out an audit of our annual financial statements, an audit of our internal control over financial reporting, reviews of our quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, as well as other procedures.

The Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2023 with management. In addition, the Audit Committee has discussed with Ernst & Young LLP, our independent registered public accounting firm, the matters required by the applicable requirements of the Public Company Accounting Oversight Board and the SEC, and other matters required by the charter of this committee.

The Audit Committee also has received the written disclosures and the letter from Ernst & Young LLP required by the Public Company Accounting Oversight Board Ethics and Independence Rule 3526 and has discussed with Ernst & Young LLP their independence from MAA and its management.

The Audit Committee has received both management’s and the independent registered public accounting firm’s reports on internal control over financial reporting and has discussed those reports.

The Audit Committee has discussed with management and representatives of the independent registered public accounting firm such other matters and received such assurances from them as they deemed appropriate.

As a result of their review and discussions, the Audit Committee has recommended to the Board of Directors the inclusion of our audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2023, for filing with the SEC.

AUDIT COMMITTEE: Alan B. Graf, Jr., CHAIRMAN Tamara Fischer Edith Kelly-Green W. Reid Sanders Gary S. Shorb

2024 PROXY STATEMENT	74

SECURITIES OWNERSHIP

SECURITIES OWNERSHIP

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides information regarding shares of MAA common stock which could be issued with respect to compensation plans as of December 31, 2023.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)(1)	(b)(1)	(c)(2)
Equity compensation plans approved by security holders	463	$ 81.41	1,000,000

Equity compensation plans not approved by security holders	None	None	None

Total	463	$ 81.41	1,000,000
(1)	The outstanding options were issued in exchange for options outstanding with Post Properties, Inc. at the time of our merger.

(2)	Represents shares available to be issued under our 2023 Omnibus Incentive Plan.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The number of shares owned and percentage ownership in the following table is based on 116,727,107 shares of common stock outstanding on March 15, 2024. The following table sets forth information, regarding each person known to us to be the beneficial owner of more than five percent of our common stock. The information in the following table is based solely on Schedule 13G filings with the SEC by the respective identified beneficial owners.

	Amount and		Notes on Amounts from Schedule 13G Disclosures
	Nature of		Power to Vote or		Power to Dispose or
Name and Address	Beneficial	Percent	Direct the Vote		Direct the Disposition
of Beneficial Owner	Ownership	of Class	Sole	Shared	Sole	Shared
The Vanguard Group	18,751,852	16.1%	-	243,919	18,163,614	588,238
100 Vanguard Blvd.
Malvern, PA 19355
Data as of 12/31/2023 per 13G/A

BlackRock, Inc.	12,303,079	10.5%	11,273,625	-	12,303,079	-
50 Hudson Yards
New York, NY 10001
Data as of 12/31/2023 per 13G/A

State Street Corporation	7,747,060	6.6%	-	4,620,150	-	7,727,634
State Street Financial Center
1 Congress Street, Suite 1
Boston, MA 02111-2016
Data as of 12/31/2023 per 13G/A

2024 PROXY STATEMENT	75

SECURITIES OWNERSHIP

SECURITY OWNERSHIP OF MANAGEMENT

The number of shares owned and percentage ownership in the following table is based on 116,727,107 shares of common stock outstanding on March 15, 2024. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options that are either immediately exercisable or exercisable within 60 days of March 15, 2024. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

The following table sets forth the beneficial ownership of our common stock as of March 15, 2024 by (i) each Director, (ii) each Director Nominee, (iii) each NEO in the Summary Compensation Table, and (iv) all Directors, Director Nominees and executive officers as a group. Unless otherwise indicated, voting power and investment power are exercisable solely by the named person. The address of each officer, Director and/or Director Nominee listed below is 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138.

Name of Beneficial Owner	Aggregate Number of Shares Beneficially Owned	Percent of Class	Notes
Timothy Argo	13,985	*	26 shares held by Mr. Argo through an individual retirement account; 740 shares attributed to Mr. Argo in our Employee Stock Ownership Plan.
H. Eric Bolton, Jr. (1)(2)	420,944	*	Includes 110,000 shares that Mr. Bolton has the current right to acquire upon redemption of limited partnership units; 9,634 shares attributed to Mr. Bolton in our Employee Stock Ownership Plan.
Albert M. Campbell, III	76,355	*	Includes 3,436 shares attributed to Mr. Campbell in our Employee Stock Ownership Plan; 100 shares held by Mr. Campbell through an individual retirement account; and 10,523 shares owned in a joint account with his wife for which Mr. Campbell has shared voting and investment power.
Deborah H. Caplan (1)(2)	1,971	*	Includes 368 shares held in a deferred compensation account.
John P. Case (1)(2)	1,449	*	Includes 1,249 shares held in a deferred compensation account.
Robert J. DelPriore	52,601	*
Tamara Fischer (1)(2)	1,117	*	Includes 1,117 shares held in a deferred compensation account.
Alan B. Graf, Jr. (1)(2)	45,613	*	Includes 34,420 shares held in a deferred compensation account.
A. Bradley Hill	31,984	*	Includes 1,030 shares Mr. Hill holds indirectly, which he has authority to vote as trustee.
Toni Jennings (2)	11,255	*
Edith Kelly-Green (1)(2)	3,911	*	Includes 3,911 shares held in a deferred compensation account.
James K. Lowder (1)(2)	245,404	*	Includes 233,716 shares that Mr. Lowder has the current right to acquire upon redemption of limited partnership units, as to 4,990 of which Mr. Lowder would have shared voting and investment power (4,990 owned by JKL Investments, LLC); 60,105 of the limited partnership units owned by Mr. Lowder are pledged as collateral on various loans. See Policy Regarding the Ability of Employees or Directors to engage in Hedging Transactions or Pledging of Securities on page 20.
Thomas H. Lowder (1)(2)	292,607	*	Includes 248,654 shares that Mr. Lowder has the current right to acquire upon redemption of limited partnership units, 19,928 of which Mr. Lowder would have shared voting and investment power (19,928 owned by THL Investments, LLC); 6,117 shares held in a deferred compensation account; 25,791 shares held by Mr. Lowder through an individual retirement account; and 357 shares indirectly owned for which Mr. Lowder has shared voting and investment power (357 shares owned by THL Investments, LLC).
Claude B. Nielsen (1)(2)	30,607	*	Includes 2,111 shares that Mr. Nielsen has the current right to acquire upon redemption of limited partnership units; and 16,379 shares held in a deferred compensation account.
W. Reid Sanders (1)(2)	163,313	*	Includes 107,000 shares that Mr. Sanders has the current right to acquire upon redemption of limited partnership units; 12,086 shares held in a deferred compensation account; 6,000 shares held by Mr. Sanders through an individual retirement account; and 8,100 shares Mr. Sanders holds indirectly and for which he has shared voting and investment power, of which 3,500 shares Mr. Sanders has authority to vote as trustee or through a power-of-attorney and 1,500 shares owned by Mr. Sanders’ spouse.
Gary S. Shorb (1)(2)	30,742	*	Includes 25,946 shares held in a deferred compensation account.
David P. Stockert (1)(2)	112,493	*	Includes 13,101 shares held in a deferred compensation account; and 44,706 shares owned by Mr. Stockert’s spouse.
All Directors, Director Nominees and executive officers as a group (17 persons)	1,536,351	1.3%	Includes 701,482 shares that may be acquired upon redemption of limited partnership units; 138,088 shares held in deferred compensation accounts; and 13,810 shares held in our Employee Stock Ownership Plan.
(1)	Director Nominees (2) Directors * Less than 1%

2024 PROXY STATEMENT	76

GENERAL INFORMATION

GENERAL INFORMATION

MEETING INFORMATION

MEETING INFORMATION

DATE	Tuesday, May 21, 2024
TIME	12:30 p.m. CDT
PLACE	www.virtualshareholdermeeting.com/MAA2024 Shareholders may participate in the Annual Meeting by using any internet accessible device to log into the above URL with their 16-digit control number.

HOW SHAREHOLDERS CAN ATTEND THE ANNUAL MEETING

Starting at 12:15 p.m. CDT on May 21, 2024, shareholders can use any device that allows them to access the internet to go to www.virtualshareholdermeeting.com/MAA2024. To participate in the Annual Meeting, shareholders will need to enter the 16-digit control number included on their proxy card, Notice of Internet Availability or Voter Instruction Form. If a shareholder cannot locate their 16-digit control number they may attend the Annual Meeting as a guest; however, shareholders must log in as a shareholder in order to ask a question or vote during the Annual Meeting.

HOW GUESTS CAN ATTEND THE ANNUAL MEETING

Starting at 12:15 p.m. CDT on May 21, 2024, guests can use any device that allows them to access the internet to go to www.virtualshareholdermeeting.com/MAA2024 and log in to the Annual Meeting as a guest. Participants joining the Annual Meeting as a guest will not be able to ask a question or vote during the Annual Meeting.

TECHNICAL DIFFICULTIES

The virtual meeting platform is supported across most internet browsers and devices (desktops, laptops, tablets and smart phones) that are running updated versions of applicable software and plugins. Shareholders should ensure they have a strong internet connection wherever they intend to participate in the Annual Meeting. If you encounter any difficulties accessing the virtual meeting after 12:15 p.m. CDT on May 21, 2024, please call the technical support number that will be posted on the virtual meeting log in page.

HOW SHAREHOLDERS CAN ASK A QUESTION DURING THE ANNUAL MEETING

Shareholders may ask a question during the Annual Meeting by typing a question in the “Ask a Question” field after joining the Annual Meeting as a shareholder.

Only shareholders will be permitted to ask questions during the Annual Meeting. All questions should be relevant to the proposals being considered at the Annual Meeting. Due to time limitations or the nature of any individual question (whether not related to the business to be conducted at the Annual Meeting or otherwise inappropriate or repetitive), not all questions may be answered. Questions will be answered solely at the discretion of MAA and MAA’s determination as to the relevancy or appropriateness of a question will be binding.

REQUIRED QUORUM TO HOLD THE ANNUAL MEETING

A quorum of shareholders is required to hold a valid meeting and will be present if at least a majority of the shareholders eligible to participate and vote are represented at the Annual Meeting. On March 15, 2024, the record date for the Annual Meeting, there were 116,727,107 shares of common stock outstanding and entitled to vote. Thus, 58,363,554 shares of common stock must be represented by shareholders present either in person virtually or by proxy at the Annual Meeting to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy to vote in advance or vote in person virtually at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the Chairman of the meeting or a majority of the votes present virtually at the Annual Meeting may adjourn the meeting to another date.

2024 PROXY STATEMENT	77

GENERAL INFORMATION

VOTING INFORMATION

HOW TO VOTE

You may vote by proxy in advance of or during the Annual Meeting by following the below instructions, but we encourage you to vote in advance even if you plan to attend the Annual Meeting.

VOTE IN ADVANCE OF THE ANNUAL MEETING

To vote in advance of the Annual Meeting, you must vote by 11:59 p.m. EDT on May 20, 2024, for shares held directly and 11:59 p.m. EDT on May 16, 2024, for shares held in a company plan.

ONLINE	www.ProxyVote.com	You will need the 16-digit control number from your Notice of Internet Availability, proxy card or Voter Instruction Form
QR CODE	Scan the QR Code on your Notice of Internet Availability or proxy card

BY PHONE	800-690-6903	You will need the 16-digit control number from your Notice of Internet Availability, proxy card or Voter Instruction Form
BY MAIL	Complete, sign, date and return your proxy card or Voter Instruction Form in the postage-paid envelope provided

Beneficial owners should refer to the instructions received from the organization holding their account if they are unable to vote through any of the means provided above.

VOTE DURING THE ANNUAL MEETING

You may vote live during the Annual Meeting via the online meeting platform. Beneficial owners who do not have a 16-digit control number should check with the organization that holds their shares for special instructions.

ONLINE	www.virtualshareholdermeeting.com/MAA2024	You will need to log into the Annual Meeting as a shareholder by using your 16-digit control number to be able to vote during the Annual Meeting

CHANGING YOUR VOTE

If you vote or elect to grant a proxy in advance of the Annual Meeting, you can revoke your proxy and/or change your vote at any time before the final vote at the Annual Meeting. Follow the voting instructions to change your vote.

SHAREHOLDERS ENTITLED TO VOTE

SHAREHOLDERS OF RECORD

Only shareholders of record at the close of business on the record date, March 15, 2024, are entitled to receive notice of the Annual Meeting and to vote the shares that they held on the record date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. The only class of stock that can be voted at the Annual Meeting is our common stock. Each share of common stock is entitled to one vote on each matter that comes before the Annual Meeting. As of the close of business on March 15, 2024, we had 116,727,107 shares of common stock outstanding.

MAA ESOP

If you had shares in an account under our Employee Stock Ownership Plan on March 15, 2024, you have the right to vote the shares in your account.

BENEFICIAL OWNERS

If on March 15, 2024 your shares were held in an account at a brokerage firm, bank, dealer or similar organization, you are the beneficial owner and proxy materials are provided to you by that organization. The organization holding your account is the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you can direct your broker or other agent on how to vote the shares in your account. You should refer to the materials received from that organization to direct the vote of your shares and for other questions.

SOLICITATION OF PROXIES

MAA is soliciting proxies, and your vote is very important. For this reason, our Board requests that you allow your shares to be represented at the Annual Meeting by the proxies named on your proxy card or Voter Instruction Form. If you elect to do so, you can revoke your proxy at any time before the final vote at the Annual meeting. Follow the voting instructions to change your vote. We will bear the entire cost of soliciting proxies. In addition to soliciting proxies through the Notice of Internet Availability, our Directors or employees may also solicit proxies in person, by phone or by other means. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also, upon request, reimburse brokerage firms, banks and other agents for the cost of providing proxy materials to beneficial owners. If you receive more than one Notice of Internet Availability, proxy card or Voter Instruction Form you must follow the instructions on each to ensure that all of your shares are represented and voted.

2024 PROXY STATEMENT	78

GENERAL INFORMATION

CASTING OF VOTES

If you submit a valid proxy through one of the avenues listed on pages 4-5, your vote(s) will be cast as you indicate. If you submit a properly executed proxy card without marking your voting selections, your shares will be voted per our Board recommendations FOR all Director Nominees and proposals contained within this Proxy Statement.

If any additional matters are properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares as recommended by the Board or, if no recommendation is given, in accordance with his or her best judgment. Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “For”, “Against” and “Abstain” votes.

In the event that a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, then those shares will be treated as broker non-votes.

VOTES REQUIRED TO APPROVE PROPOSALS

For each proposal votes cast FOR the Director Nominee or proposal must exceed the votes cast AGAINST the Director Nominee or proposal for the Director Nominee to be elected or the proposal to be approved.

For all proposals, neither abstentions nor broker non-votes will have any legal effect on whether the Director Nominee is elected or the proposal is approved.

If a Director Nominee is an incumbent Director and fails to receive more FOR votes than AGAINST votes, the Director is required to tender his or her resignation to the Nominating and Corporate Governance Committee of the Board for consideration, and the Nominating and Corporate Governance Committee will determine whether it is advisable to accept or reject the resignation and will submit a recommendation to the Board for consideration.

The vote to approve executive compensation is an advisory, non-binding vote, and the Compensation Committee will consider the results of the vote for any immediate action it deems necessary as well as in setting future executive compensation.

Shareholder approval for the appointment of our independent registered public accounting firm is not required. The Board is submitting the selection of Ernst & Young LLP for ratification in order to obtain the views of our shareholders. The Audit Committee will consider a vote against the audit firm by shareholders in selecting our independent registered public accounting firm in the future.

VOTING RESULTS

Preliminary voting results will be announced at the Annual Meeting. We will file the final results of the vote on a Current Report on Form 8-K with the SEC within four business days of the Annual Meeting. Once filed, you will be able to access the Current Report on Form 8-K on our website by visiting http://ir.maac.com/SEC-Filings. Information from our website is not incorporated by reference into this Proxy Statement.

MEETING MATERIALS INFORMATION

MEETING MATERIALS

The proxy materials for the Annual Meeting, including the Annual Meeting Notice, Proxy Statement and Annual Report, are available at http://materials.ProxyVote.com/59522J. Notice of Internet Availability of materials was distributed to shareholders on or about April 8, 2024.

ADOPTION OF NOTICE AND ACCESS

In alignment with our corporate responsibility initiatives, we adopted the Notice and Access delivery format allowed under the SEC rules. As a result, on or about April 8, 2024, unless directed otherwise by a shareholder, we mailed a Notice of Internet Availability to shareholders entitled to receive notice of the Annual Meeting, which contained instructions on how to access the proxy materials on the Internet. Shareholders who had affirmatively requested electronic delivery of our proxy materials received their Notice of Internet Availability via electronic delivery and shareholders who previously made an election to permanently receive printed copies were mailed a full printed set of materials.

If you received a Notice of Internet Availability by mail or electronic delivery, you will not automatically receive a printed copy of the proxy materials. We believe that using the Notice and Access method of proxy delivery helps us to reduce the printing and postage expenses associated with our annual meetings, provides shareholders with more time to review materials by making them available sooner and reduces our environmental impact by minimizing our paper and ink usage as well as the energy and fuel required to print and deliver bulk materials. We encourage all of our shareholders to not only review the materials online but also sign up for electronic delivery of future notices to further reduce our collective impact on the environment, if they have not already done so.

Shareholders who prefer to receive a printed copy of materials may request they be mailed to them at no charge by scanning the QR barcode on their Notice of Internet Availability or using any of the methods as outlined below.

2024 PROXY STATEMENT	79

GENERAL INFORMATION

REQUEST A PRINTED COPY OF THE PROXY MATERIALS

To request a printed copy of the proxy materials you will need the 16-digit control number from your Notice of Internet Availability. Some Beneficial Owners may not be issued a 16-digit control number. Those owners should follow the instructions provided on their Voter Instruction Form from their bank or broker.

ONLINE	www.ProxyVote.com

BY PHONE	800-579-1639

BY E-MAIL	sendmaterial@proxyvote.com	Send a blank e-mail with your 16-digit control number in the Subject Line

ELECTRONIC DELIVERY

We encourage our shareholders to sign up for electronic delivery of proxy materials. Shareholders of Record can sign up for electronic delivery of materials while casting their vote online or by accessing their shareholder account with our transfer agent, Broadridge Corporate Issuer Solutions, Inc. Beneficial owners should check with their broker or bank for availability of electronic delivery.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC, including the financial statements, financial statement schedules and all exhibits may be obtained from our website by visiting http://ir.maac.com/SEC-Filings. Information from our website is not incorporated by reference into this Proxy Statement. You can also obtain a copy, free of charge, by writing our Investor Relations Department at MAA, 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138 or by calling (866) 576-9689.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single Notice of Internet Availability addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. We and some brokers household proxy materials, delivering one copy of proxy materials to multiple shareholders sharing an address, unless contrary instructions have been received from the affected shareholders, and we undertake to deliver promptly upon written or oral request a separate copy of proxy materials to shareholders sharing an address to which a single copy of proxy materials was delivered. Such requests can be submitted in writing to MAA, 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138, Attention:  Assistant Corporate Secretary or by phone at (901) 259-7721. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you did not respond that you did not want to participate in householding, you were deemed to have consented to householding. If at any time you no longer wish to participate in householding and would prefer to receive separate proxy materials, or if you are receiving multiple copies of proxy materials and wish to receive only one, please do one of the following: (i) mark the appropriate box on your proxy card if you hold registered shares or notify your broker if your shares are held in a brokerage account; or (ii) notify us in writing at MAA, 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138, Attention:  Assistant Corporate Secretary or by phone at (901) 259-7721. We can only household registered shares. If you own registered shares as well as hold shares in one or more brokerage accounts, you will continue to receive multiple copies of proxy materials.

MATTERS RELATED TO THE 2025 ANNUAL MEETING OF SHAREHOLDERS

SHAREHOLDER PROPOSAL REQUIREMENTS FOR THE 2025 ANNUAL MEETING OF SHAREHOLDERS

Shareholders who wish to submit proposals for inclusion in our proxy materials to be furnished to shareholders in connection with our 2025 Annual Meeting of Shareholders (other than proxy access Director nominations) must comply with our bylaws and all applicable requirements of Rule 14a-8 promulgated under the Securities and Exchange Act of 1934, as amended, or the Exchange Act. To be considered timely for inclusion in our proxy materials furnished by us to shareholders, such proposals must be sent to the Nominating and Corporate Governance Committee, Attention: Corporate Secretary, MAA, 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138 and be received no later than the close of business on December 9, 2024.

Shareholders may also directly submit proposals at our 2025 Annual Meeting of Shareholders, including proposals to nominate their own persons for election as directors by our shareholders. Our bylaws provide requirements for ownership and certain procedures that a shareholder must follow to make their own nominations of persons for election as Directors, or to submit other business, at an annual meeting of shareholders that is not included in our proxy materials. Pursuant to our bylaws, shareholders wishing to submit proposals or Director nominations that are not to be included in our proxy materials must give timely notice thereof in writing to our Corporate Secretary that contains all of the information and documents required by our bylaws and prepare their own proxy materials for our shareholders. To be timely for the 2025 Annual Meeting of Shareholders, you must submit such proposals or nominations to our Corporate Secretary, in writing, no later than the close of business on February 20, 2025 and no earlier than the close of business on January 21, 2025.

2024 PROXY STATEMENT	80

GENERAL INFORMATION

We advise you to review our bylaws, which contain additional requirements about advance notice of shareholder proposals and Director nominations, including different notice submission date requirements in the event we do not hold our 2025 Annual Meeting of Shareholders between April 21, 2025 and July 20, 2025. A copy of our bylaws can be found on the SEC website (https://www.sec.gov) as Exhibit 3.1 to the Form 8-K that was filed on December 13, 2023. The Chairman of the 2025 Annual Meeting of Shareholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting. In addition, the proxy solicited by the Board for the 2025 Annual Meeting of Shareholders will confer discretionary voting authority with respect to any matter presented by a shareholder at that meeting for which we have not been provided with timely notice. Shareholder proposals must be sent to Attention: Corporate Secretary, MAA, 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138.

In addition to satisfying the requirements under our bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of Director nominees other than the Board’s nominees must provide notice that sets forth the information required by Rule 14a-19(b) under the Exchange Act no later than March 22, 2025.

PROXY ACCESS NOTICE REQUIREMENTS FOR THE 2025 ANNUAL MEETING OF SHAREHOLDERS

Our bylaws require eligible shareholders to give advance notice of any proxy access Director nomination. The required notice, which must include the information and documents set forth in our bylaws, must be given no less than 120 days prior to the anniversary of the date of the proxy statement for the prior year’s annual meeting of shareholders. Accordingly, to be timely for the 2025 Annual Meeting of Shareholders, our Corporate Secretary must receive the required notice no later than December 9, 2024. Notice must be sent to Attention: Corporate Secretary, MAA, 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138.

We advise you to review our bylaws, which contain additional requirements regarding advance notice of proxy access Director nominations, including different notice submission date requirements in the event we do not hold our 2025 Annual Meeting of Shareholders between April 21, 2025 and July 20, 2025. A copy of our bylaws can be found on the SEC website (https://www.sec.gov) as Exhibit 3.1 to the Form 8-K that was filed on December 13, 2023.

QUESTIONS

If you have any questions about the Annual Meeting, these proxy materials or your ownership of our common stock, please contact our Legal Department at 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138, or email investor.relations@maac.com or call (901) 682-6600.

2024 PROXY STATEMENT	81

NON-GAAP FINANCIAL MEASURES

NON-GAAP FINANCIAL MEASURES

CORE FFO

Core FFO represents FFO as adjusted for items that are not considered part of MAA’s core business operations such as adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares, gain or loss on sale of non-depreciable assets, gain or loss on investments, net of tax, casualty related (recoveries) charges, net, gain or loss on debt extinguishment, legal (recoveries), costs and settlements, net, COVID-19 related costs, mark-to-market debt adjustments and other non-core items. Because net income attributable to noncontrolling interests is added back, Core FFO, when used in this document, represents Core FFO attributable to common shareholders and unitholders. While MAA's definition of Core FFO may be similar to others in the industry, MAA’s methodology for calculating Core FFO may differ from that utilized by other REITs and, accordingly, may not be comparable to such other REITs. Core FFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. MAA believes that Core FFO is helpful in understanding its core operating performance between periods in that it removes certain items that by their nature are not comparable over periods and therefore tend to obscure actual operating performance.

FAD

FAD, as calculated under the 2023 LTIP, is composed of Core FFO less total capital expenditures, excluding development spending, property acquisitions, capital expenditures relating to significant casualty losses that management expects to be reimbursed by insurance proceeds and corporate related capital expenditures. Because net income attributable to noncontrolling interests is added back, FAD, when used in this document, represents FAD attributable to common shareholders and unitholders. FAD should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. As an owner and operator of real estate, MAA considers FAD to be an important measure of performance from core operations because FAD measures the ability to control revenues, expenses and capital expenditures.

FFO

FFO represents net income available for MAA common shareholders (calculated in accordance with GAAP) excluding gain or loss on disposition of operating properties and asset impairment, plus depreciation and amortization of real estate assets, net income attributable to noncontrolling interests, and adjustments for joint ventures. Because net income attributable to noncontrolling interests is added back, FFO, when used in this document, represents FFO attributable to common shareholders and unitholders. While MAA’s definition of FFO is in accordance with NAREIT’s definition, it may differ from the methodology for calculating FFO utilized by other companies and, accordingly, may not be comparable to such other companies. FFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. MAA believes that FFO is helpful in understanding operating performance in that FFO excludes depreciation and amortization of real estate assets. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies.

NOI

Net Operating Income represents Rental and other property revenues less Total property operating expenses, excluding depreciation and amortization, for all properties held during the period, regardless of their status as held for sale. NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes NOI is a helpful tool in evaluating operating performance because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance.

SS

MAA reviews its Same Store Portfolio at the beginning of each calendar year, or as significant transactions or events warrant. Communities are generally added into the Same Store Portfolio if they were owned and stabilized at the beginning of the previous year. Communities are considered stabilized when achieving 90% average physical occupancy for 90 days. Communities that have been approved by MAA’s Board of Directors for disposition are excluded from the Same Store Portfolio. Communities that have experienced a significant casualty loss are also excluded from the Same Store Portfolio.

SS NOI

Same Store NOI represents Rental and other property revenues less Total property operating expenses, excluding depreciation and amortization, for all properties classified within the Same Store Portfolio during the period. Same Store NOI excludes storm-related expenses related to hurricanes. Same Store NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes Same Store NOI is a helpful tool in evaluating operating performance because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance.

2024 PROXY STATEMENT	82

NON-GAAP FINANCIAL MEASURES

A reconciliation of net income available for MAA common shareholders to FFO, Core FFO, Core adjusted FFO and FAD as calculated under the 2023 LTIP is set forth in the below table.

Amounts in thousands, except per share and unit data	Year Ended December 31,
	2023	2022
Net income available for MAA common shareholders	$549,118	$633,748
Depreciation and amortization of real estate assets	558,969	535,835
Loss (gain) on sale of depreciable real estate assets	62	(214,762)
Depreciation and amortization of real estate assets of real estate joint venture	615	621
Net income attributable to noncontrolling interests	15,025	17,340
Funds from operations attributable to MAA, or FFO	1,123,789	972,782
(Gain) loss on embedded derivative in preferred shares	(18,528)	21,107
Gain on sale of non-depreciable real estate assets	(54)	(809)
(Gain) loss on investments, net of tax	(3,531)	35,822
Casualty related charges (recoveries), net	980	(29,930)
Gain (loss) on debt extinguishment	(57)	47
Legal (recoveries), costs and settlements, net	(4,454)	8,535
COVID-19 related costs	-	575
Mark-to-market debt adjustment	(25)	77
Core funds from operations, or Core FFO	1,098,120	1,008,206
Recurring capital expenditures	(111,685)	(98,168)
Core adjusted funds from operations	986,435	910,038
Redevelopment capital expenditures	(98,177)	(101,035)
Revenue enhancing capital expenditures	(71,623)	(65,572)
Commercial capital expenditures	(6,922)	(4,692)
Other capital expenditures	(31,672)	(23,595)
Funds available for distribution, or FAD	778,041	715,144
Other capital expenditures adjustment under 2023 LTIP	(29,297)	(3,113)
Funds available for distribution, or FAD as calculated under the 2023 LTIP	$748,744	$712,031

Weighted average common shares – diluted	116,645	115,583
FFO weighted average common shares and units – diluted	119,722	118,618

Earnings per common share - diluted:
Net income available for common shareholders	$4.71	$5.48
Funds from operations per Share - diluted, or FFO per Share	$9.39	$8.20
Core funds from operations per Share - diluted, or Core FFO per Share	$9.17	$8.50

A reconciliation of net operating income to net income available for MAA common shareholders is set forth in the below table.

Dollars in thousands	Year Ended December 31,
	2023	2022
Net operating income, or NOI
SS NOI	$1,306,939	$1,232,893
Non-SS and Other NOI	73,388	63,279
Total NOI	1,380,327	1,296,172
Depreciation and amortization	(565,063)	(542,998)
Property management expenses	(67,784)	(65,463)
General and administrative expenses	(58,578)	(58,833)
Interest expense	(149,234)	(154,747)
(Loss) gain on sale of depreciable real estate assets	(62)	214,762
Gain on sale of non-depreciable real estate assets	54	809
Other non-operating income (expense)	31,185	(42,713)
Income tax (expense) benefit	(4,744)	6,208
Income from real estate joint venture	1,730	1,579
Net income attributable to noncontrolling interests	(15,025)	(17,340)
Dividends to MAA Series I preferred shareholders	(3,688)	(3,688)
Net income available for MAA common shareholders	$549,118	$633,748

2024 PROXY STATEMENT	83

OTHER MATTERS

OTHER MATTERS

Our Board of Directors, at the time of the preparation of this Proxy Statement, knows of no business to come before the meeting other than that referred to herein. If any other business should come before the meeting, the person(s) named on the proxy card will have discretionary authority to vote all proxies as recommended by the Board of Directors or, if no recommendation is given, in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS Leslie B.C. Wolfgang Senior Vice President, Chief Ethics and Compliance Officer, and Corporate Secretary April 8, 2024

2024 PROXY STATEMENT	84

Mid-America Apartment Communities, Inc. MAA 6815 Poplar Avenue Suite 500 Germantown, Tennessee 38138 www.maac.com

MID-AMERICA APARTMENT COMMUNITIES, INC.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 20, 2024 for shares held directly and by 11:59 p.m. Eastern Time on May 16, 2024 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/MAA2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 20, 2024 for shares held directly and by 11:59 p.m. Eastern Time on May 16, 2024 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V35204-P08651 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MID-AMERICA APARTMENT COMMUNITIES, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominess:	For	Against	Abstain
1a. H. Eric Bolton, Jr.	☐	☐	☐
1b. Deborah H. Caplan	☐	☐	☐
1c. John P. Case	☐	☐	☐
1d. Tamara Fischer	☐	☐	☐
1e. Alan B. Graf, Jr.	☐	☐	☐
1f. Edith Kelly-Green	☐	☐	☐
1g. James K. Lowder	☐	☐	☐
1h. Thomas H. Lowder	☐	☐	☐
1i. Claude B. Nielsen	☐	☐	☐
1j. W. Reid Sanders	☐	☐	☐
1k. Gary S. Shorb	☐	☐	☐
1l. David P. Stockert	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3:	For	Against	Abstain
2. Advisory (non-binding) vote to approve the compensation of our named executive officers as disclosed in the proxy statement.	☐	☐	☐
3. Ratification of appointment of Ernst & Young LLP as independent registered public accounting firm for fiscal year 2024.	☐	☐	☐

NOTE: In accordance with their best judgment, the named proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and Annual Report to Shareholders including our Form 10K are available at www.proxyvote.com.

V35205-P08651

MID-AMERICA APARTMENT COMMUNITIES, INC.
ANNUAL MEETING OF SHAREHOLDERS
MAY 21, 2024, 12:30 PM CDT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints H. Eric Bolton, Jr., Clay Holder, and Leslie B.C. Wolfgang and each of them, as proxies, each with the power to appoint such person's substitute, and hereby authorizes them to vote, as designated on the reverse side, all the shares of common stock of Mid-America Apartment Communities, Inc. held of record by the undersigned on March 15, 2024 at the Annual Meeting of Shareholders to be held on May 21, 2024, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN AND DATE THE REVERSE SIDE; YOU NEED NOT MARK ANY BOXES.

Continued and to be signed on reverse side